PART B

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 27, 2012

FUND	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class IR Shares	Service Shares	Institutional Shares	Administration Shares	Separate Account Institutional Shares
GOLDMAN SACHS ENHANCED INCOME FUND	GEIAX	GEJBX	—	—	GHIRX	—	GEIIX	GEADX	—
GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND	GSAMX	—	—	—	GTATX	GSASX	GSARX	—	—
GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND	GSSDX	GSDGX	GSDCX	—	GTDTX	GSDSX	GSTGX	—	—
GOLDMAN SACHS SHORT DURATION TAX-FREE FUND	GSDTX	GSDBX	GSTCX	—	GDIRX	GSFSX	GSDUX	—	—
GOLDMAN SACHS GOVERNMENT INCOME FUND	GSGOX	GSOBX	GSOCX	GSORX	GSOTX	GSOSX	GSOIX	—	—
GOLDMAN SACHS MUNICIPAL INCOME FUND	GSMIX	GSMBX	GSMUX	—	GUIRX	GSMEX	GSMTX	—	—
GOLDMAN SACHS U.S. MORTGAGES FUND	GSUAX	—	—	—	GGIRX	—	GSUIX	—	GSUPX
GOLDMAN SACHS CORE FIXED INCOME FUND	GCFIX	GCFBX	GCFCX	GDFRX	GDFTX	GSCSX	GSFIX	—	—
GOLDMAN SACHS CORE PLUS FIXED INCOME FUND	GSFAX	GSFBX	GSFCX	GSNRX	GSNTX	GSNSX	GSNIX	—	—
GOLDMAN SACHS SHORT DURATION INCOME FUND	GDIAX	—	GDICX	GIFRX	GSSRX	—	GDFIX	—	—
GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND	GSGAX	—	—	—	GTIRX	—	GSGDX	—	GSCPX
GOLDMAN SACHS GLOBAL INCOME FUND	GSGIX	GSLBX	GSLCX	—	GBIRX	GGISX	GSGLX	—	—
GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND	GHYAX	GHYBX	GHYCX	—	GYIRX	*	GHYIX	—	—
GOLDMAN SACHS HIGH YIELD FUND	GSHAX	GSHBX	GSHCX	GSHRX	GSHTX	GSHSX	GSHIX	—	—
GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND	GFRAX	—	GFRCX	GFRRX	GFRIX	—	GSFRX	—	—
GOLDMAN SACHS STRATEGIC INCOME FUND	GSZAX	—	GSZCX	GSZRX	GZIRX	—	GSZIX	—	—
GOLDMAN SACHS EMERGING MARKETS DEBT FUND	GSDAX	—	GSCDX	—	GSIRX	—	GSDIX	—	—
GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND	GAMDX	—	GCMDX	—	GLIRX	—	GIMDX	—	—
GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND	GSAPX	—	GSCFX	GSRPX	GSTPX	—	GSIPX	—	—

(Each a portfolio of Goldman Sachs Trust)

*	As of the date of this SAI, Service Class Shares of the Goldman Sachs High Yield Municipal Fund have not commenced operations

Goldman Sachs Trust

71 South Wacker Drive

Chicago, Illinois 60606

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI describes each of the above-referenced series of Goldman Sachs Trust. This SAI should be read in conjunction with the Prospectuses for the Goldman Sachs Enhanced Income Fund, Goldman Sachs High Quality Floating Rate Fund (formerly, Goldman Sachs Ultra-Short Duration Government Fund), Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs Short Duration Income Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs Inflation Protected Securities Fund (collectively, the “Funds” and each individually, a “Fund”), each dated July 27, 2012, as they may be further amended and/or supplemented from time to time (the “Prospectuses”). The Prospectuses may be obtained without charge from Goldman, Sachs & Co. by calling the telephone numbers or writing to one of the addresses listed below, or from institutions (“Authorized Institutions”) acting on behalf of their customers. As of November 2, 2009, Class B Shares are generally no longer offered.

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for each Fund, contained in the Funds’ 2012 Annual Reports are incorporated herein by reference in the section “FINANCIAL STATEMENTS.” No other portions of the Funds’ Annual Reports are incorporated by reference herein. A Fund’s Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free 1-800-526-7384 (for Class A, Class B, Class C, Class R and Class IR Shareholders) or 1-800-621-2550 (for Institutional, Service, Administration and Separate Account Institutional Shareholders).

GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is July 27, 2012.

-i-

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser to:

Goldman Sachs Enhanced Income Fund

Goldman Sachs High Quality Floating Rate Fund

Goldman Sachs Short Duration Government Fund

Goldman Sachs Short Duration Tax-Free Fund

Goldman Sachs Government Income Fund

Goldman Sachs Municipal Income Fund

Goldman Sachs U.S. Mortgages Fund

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Core Plus Fixed Income Fund

Goldman Sachs Short Duration Income Fund

Goldman Sachs Investment Grade Credit Fund

Goldman Sachs High Yield Municipal Fund

Goldman Sachs High Yield Fund

Goldman Sachs High Yield Floating Rate Fund

Goldman Sachs Strategic Income Fund

Goldman Sachs Emerging Markets Debt Fund

Goldman Sachs Local Emerging Markets Debt Fund

Goldman Sachs Inflation Protected Securities Fund

200 West Street

New York, NY 10282

GOLDMAN SACHS ASSET

MANAGEMENT INTERNATIONAL

Investment Adviser to:

Goldman Sachs Global Income Fund

Christchurch Court

10-15 Newgate Street

London, England EC1A7HD

GOLDMAN, SACHS & CO.

Distributor

200 West Street

New York, NY 10282

GOLDMAN, SACHS & CO.

Transfer Agent

71 South Wacker Drive

Chicago, Illinois 60606

Toll free (in U.S.) : 800-621-2550 (for Institutional, Service, Administration and Separate Account Institutional Shareholders) or 800-526-7384 (for Class A, Class B, Class C, Class R and Class IR Shareholders).

INTRODUCTION

Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Enhanced Income Fund (“Enhanced Income Fund”), Goldman Sachs High Quality Floating Rate Fund (formerly, Goldman Sachs Ultra-Short Duration Government Fund) (“High Quality Floating Rate Fund”), Goldman Sachs Short Duration Government Fund (“Short Duration Government Fund”), Goldman Sachs Short Duration Tax-Free Fund (“Short Duration Tax-Free Fund”), Goldman Sachs Government Income Fund (“Government Income Fund”), Goldman Sachs Municipal Income Fund (“Municipal Income Fund”), Goldman Sachs U.S. Mortgages Fund (“U.S. Mortgages Fund”), Goldman Sachs Core Fixed Income Fund (“Core Fixed Income Fund”), Goldman Sachs Core Plus Fixed Income Fund (“Core Plus Fixed Income Fund”), Goldman Sachs Short Duration Income Fund (“Short Duration Income Fund”), Goldman Sachs Investment Grade Credit Fund (“Investment Grade Credit Fund”), Goldman Sachs Global Income Fund (“Global Income Fund”), Goldman Sachs High Yield Municipal Fund (“High Yield Municipal Fund”), Goldman Sachs High Yield Fund (“High Yield Fund”), Goldman Sachs High Yield Floating Rate Fund (“High Yield Floating Rate Fund”), Goldman Sachs Strategic Income Fund (“Strategic Income Fund”), Goldman Sachs Emerging Markets Debt Fund (“Emerging Markets Debt Fund”), Goldman Sachs Local Emerging Markets Debt Fund (“Local Emerging Markets Debt Fund”) and Goldman Sachs Inflation Protected Securities Fund (“Inflation Protected Securities Fund”) (each referred to herein as a “Fund” and, collectively, the “Funds”). Each Fund other than the Global Income Fund, High Yield Municipal Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund is a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”). Each of the Global Income Fund, High Yield Municipal Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund is a non-diversified, open-end management investment company. Government Income Fund, Core Fixed Income Fund, Core Plus Fixed Income Fund and High Yield Fund are authorized to issue seven classes of shares: Class A Shares, Class B Shares (subject to the limitations described herein), Class C Shares, Service Shares, Institutional Shares, Class R Shares and Class IR Shares. Short Duration Government Fund, Short Duration Tax-Free Fund, Municipal Income Fund, High Yield Municipal Fund and Global Income Fund are authorized to issue six classes of shares: Class A Shares, Class B Shares (subject to the limitations described herein), Class C Shares, Service Shares, Institutional Shares and Class IR Shares. Inflation Protected Securities Fund, High Yield Floating Rate Fund, Short Duration Income Fund and Strategic Income Fund are authorized to issue five classes of shares: Class A Shares, Class C Shares, Institutional Shares, Class R Shares and Class IR Shares. Enhanced Income Fund is authorized to issue five classes of shares: Class A Shares, Class B Shares (subject to the limitations described herein), Administration Shares, Institutional Shares and Class IR Shares. High Quality Floating Rate Fund is authorized to issue four classes of shares: Class A Shares, Service Shares, Institutional Shares and Class IR Shares. U.S. Mortgages Fund and Investment Grade Credit Fund are authorized to issue four classes of shares: Class A Shares, Institutional Shares, Class IR Shares and Separate Account Institutional Shares. Emerging Markets Debt Fund and Local Emerging Markets Debt Fund are authorized to issue four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Class IR Shares. The Trustees of the Trust may designate additional series and classes in the future from time to time.

As of November 2, 2009 (the “Effective Date”), Class B Shares are generally no longer available for purchase by new or existing shareholders. Shareholders who invested in Class B Shares prior to the Effective Date may continue to hold their Class B Shares until they convert automatically to Class A Shares, as described in each Fund’s Prospectus. Class B shareholders may continue to reinvest dividends and capital gains into their accounts. Class B shareholders can no longer make automatic investments into Class B Shares. Class B shareholders may continue to exchange their Shares for Class B Shares of certain other Goldman Sachs Funds. Otherwise, additional purchase requests for a Fund’s Class B Shares will be rejected.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to each Fund except the Global Income Fund. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as investment adviser to the Global Income Fund. GSAM and GSAMI are each sometimes referred to herein as an “Investment Adviser” and collectively herein as the “Investment Advisers.” In addition, Goldman Sachs serves as each Fund’s distributor and transfer agent. Except for the Short Duration Tax-Free Fund, Municipal Income Fund and High Yield Municipal Fund, each Fund’s custodian is State Street Bank and Trust Company. JPMorganChase Bank, N.A. serves as custodian for the Short Duration Tax Free Fund, Municipal Income Fund and High Yield Municipal Fund.

The following information relates to and supplements the description of each Fund’s investment objectives and policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Funds’ investment objectives and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

As used in the SAI, the term “Tax Exempt Funds” refers to the Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds; the term “Taxable Funds” refers to all of the other Funds.

INVESTMENT OBJECTIVES AND POLICIES

All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the High Quality Floating Rate, Short Duration Government, Government Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Investment Grade Credit, Global Income, High Yield, High Yield Floating Rate, Emerging Markets Debt, Local Emerging Markets Debt and Inflation Protected Securities Funds, to the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”), in the particular type of investment suggested by its name. With respect to the Short Duration Tax-Free Fund, Municipal Income Fund and High Yield Municipal Fund, such Funds’ policies to invest at least 80% of their Net Assets in tax exempt and municipal investments, as applicable, are fundamental policies that may not be changed without shareholder approval. With respect to the Inflation Protected Securities Fund, as a matter of fundamental policy, under normal circumstances at least 80% of the Fund’s Net Assets will be invested in inflation protected securities (“IPS”) of varying maturities issued by the U.S. Treasury (“TIPS”) and other U.S. and non-U.S. government agencies and corporations (“CIPS”). Additional information about the Funds, their policies, and the investment instruments they may hold is provided below.

Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

Enhanced Income Fund

Enhanced Income Fund is designed for investors who seek returns in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. The Fund invests, under normal circumstances, primarily in a portfolio of U.S. dollar-denominated fixed income securities, including non-mortgage-backed U.S. government securities, corporate notes, commercial paper, fixed and floating rate asset-backed securities and foreign securities rated, at the time of purchase, at least A by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable quality.

A number of investment strategies will be used to achieve the Fund’s investment objective, including market sector selection, determination of yield curve exposure and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed income markets. Market sector selection is the underweighting or overweighting of one or more of the four market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of fixed income corporate securities based on a corporation’s current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

The Fund’s overall returns are generally likely to move in the opposite direction as interest rates. Therefore, when interest rates decline, the Fund’s return is likely to increase. Conversely, when interest rates increase, the Fund’s return is likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Fund than from shorter-term investments.

In determining the maturity of an instrument, the Fund will treat the remaining maturity of a newly-issued security as five years in situations where the original maturity of the security exceeds that period by not more than forty-five days. In addition, a fixed income instrument that has a mandatory put or call feature that provides that the Fund will receive payment of the principal amount of the instrument from the issuer and/or an investment banker at a specified future date will be deemed to have a remaining maturity ending on that date, even though the stated final maturity of the instrument is later than the put or call date.

Preservation of Capital. Enhanced Income Fund seeks to reduce principal fluctuation by maintaining a target duration equal to that of the BofA ML Six-Month U.S. Treasury Bill Index to the BofA ML One-Year Treasury Note Index and an approximate interest rate sensitivity of a nine-month U.S. Treasury Bill, as well as utilizing certain interest rate hedging techniques. There is no assurance that these strategies will be successful.

Liquidity. Because the Fund’s shares may be redeemed upon request of a shareholder on any business day at net asset value, the Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which the Fund may invest. However, unlike certificates of deposit, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.

A Sophisticated Investment Process. Enhanced Income Fund will attempt to control its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. The Fund’s investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed income securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Fund’s portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process including Goldman Sachs’ option-adjusted spread model to assist in structuring and maintaining the Fund’s investment portfolio. In determining the Fund’s investment strategy and making market timing decisions, the Investment Adviser will have access to input from Goldman Sachs’ economists and fixed income analysts.

High Quality Floating Rate Fund and Short Duration Government Fund

High Quality Floating Rate Fund is designed for investors who seek a high level of current income, consistent with low volatility of principal. Short Duration Government Fund is designed for investors who seek a high level of current income and secondarily, in seeking current income, may also wish to consider the potential for capital appreciation. Both Funds are appropriate for investors who seek the high credit quality of securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and, for the High Quality Floating Rate Fund, obligations rated AAA or Aaa by a NRSRO at the time of purchase (or if unrated, determined by the Investment Adviser to be of comparable quality), without incurring the administrative and accounting burdens involved in direct investment.

Market and economic conditions may affect the investments of the High Quality Floating Rate and Short Duration Government Funds differently than the investments normally purchased by other types of fixed income investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which High Quality Floating Rate and Short Duration Government Funds may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

High Current Income. High Quality Floating Rate and Short Duration Government Funds seek a higher current yield than that offered by money market funds or by bank certificates of deposit and money market accounts. However, the High Quality Floating Rate and Short Duration Government Funds do not maintain a constant net asset value per share and are subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. The High Quality Floating Rate and Short Duration Government Funds each seek to provide such high current income without sacrificing credit quality.

Relative Low Volatility of Principal. High Quality Floating Rate Fund seeks to minimize net asset value fluctuations by investing primarily in high quality floating rate or variable rate obligations. The High Quality Floating Rate Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a NRSRO at the time of purchase, or, if unrated, determined by the Investment Adviser to be of comparable quality, and (ii) U.S. Government Securities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities, and in repurchase agreements collateralized by U.S. Government Securities. The target duration range of High Quality Floating Rate Fund under normal interest rate conditions is that of the BofA Three Month U.S. Treasury Bill Index, plus or minus 1 year. This Fund utilizes certain active management techniques to seek to hedge interest rate risk.

Short Duration Government Fund seeks to minimize net asset value fluctuations by investing primarily in U.S. Government Securities and in repurchase agreements collateralized by U.S. Government Securities. The Short Duration Government Fund also seeks to minimize net asset value by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The target duration of Short Duration Government Fund is that of the BofA ML Two-Year U.S. Treasury Note Index, plus or minus 1 year. There is no assurance that these strategies for High Quality Floating Rate Fund and Short Duration Government Fund will be successful.

Professional Management and Administration. Investors who invest in securities of the Government National Mortgage Association (“Ginnie Mae” or “GNMA”) and other mortgage-backed securities may prefer professional management and administration of their mortgage-backed securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs’ highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed income securities.

Government Income Fund

Government Income Fund is designed for investors who seek a high level of current income, consistent with safety of principal and the high credit quality of U.S. Government Securities, without incurring the administrative and account burdens involved in direct investment.

Government Income Fund’s overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Government Income Fund’s return is likely to increase. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from Government Income Fund than from shorter-term investments.

High Current Income. Government Income Fund is designed to have a higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund’s yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant net asset value per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.

Liquidity. Because Government Income Fund’s shares may be redeemed upon request of a shareholder on any business day at net asset value, Government Income Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which Government Income Fund may invest.

A Sophisticated Investment Process. Government Income Fund’s investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. government and mortgage-backed securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Government Income Fund’s portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process involving Goldman Sachs’ proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund’s investment portfolio. In determining the Government Income Fund’s investment strategy and in making market timing decisions, the Investment Adviser will have access to information from Goldman Sachs’ economists, fixed income analysts and mortgage specialists.

Convenience of a Fund Structure. Government Income Fund eliminates many of the complications that direct ownership of U.S. Government Securities and mortgage-backed securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor’s need to segregate and reinvest the principal portion of each payment on his own.

Short Duration Tax-Free, Municipal Income and High Yield Municipal Funds

The Tax Exempt Funds are not money market funds. Short Duration Tax-Free Fund is designed for investors who seek a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. Municipal Income Fund is designed for investors who seek a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. High Yield Municipal Fund is designed for investors who seek a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

The Tax Exempt Funds are appropriate for investors who seek to invest in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities (“Municipal Securities”) and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. While municipal money market funds almost always maintain a constant net asset value, they must meet stringent high quality credit standards, their portfolios must be broadly diversified and their portfolio securities must have remaining maturities of 397 days or less. An example of an “eligible” investment for the Tax Exempt Funds is an auction rate

Municipal Security. These securities generally have higher yields than money market Municipal Securities, but are, in many cases, not eligible investments for municipal money market funds.

In addition, unlike a municipal money market fund, the Tax Exempt Funds’ increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.

The Municipal Securities in which the Short Duration Tax-Free and Municipal Income Funds invest will be rated, at the time of purchase, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capability to pay interest and repay principal. Municipal Income Fund will have a weighted average credit quality equal to A or better for securities rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable quality. High Yield Municipal Fund will invest at least a majority of its total assets (not including securities lending collateral and any investment of that collateral) (measured at the time of purchase) in high-yield Municipal Securities rated, at the time of purchase, BBB or Baa or lower by a NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable quality. See also “High Yield Fund – Return on and Risks of High Yield Securities” for a discussion of risks that are generally applicable to High Yield Municipal Fund. The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

Investors who wish to invest in Municipal Securities may find that a mutual fund structure offers some important advantages when compared to investing in individual Municipal Securities, including:

•

The ratings given to Municipal Securities by the rating organizations are difficult to evaluate. For example, some Municipal Securities with relatively low credit ratings have yields comparable to Municipal Securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;

•

Because of the relative inefficiency of the secondary market in Municipal Securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce. Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager; and

•

Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds may take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the Municipal Securities market than investors with relatively small positions.

U.S. Mortgages Fund

Philosophy. The U.S. Mortgages Fund seeks a high level of total return consisting of income and capital appreciation. The Fund invests, under normal circumstances, in securities representing direct or indirect interests in or that are collateralized by Mortgage-Backed Securities (as defined below). Although the Investment Adviser considers macroeconomic trends — including the Investment Adviser’s expectations about interest rate trends and whether the curve will be flattening or steepening—the Investment Adviser’s investment approach to mortgages is mainly based on analyses of mortgage prepayments and measures of relative value.

Much of the research focus is on understanding model risk, which requires the Investment Adviser to understand how popular prepayment models are biased under different market scenarios. The Investment Adviser constructs a view which attempts to gauge how popular prepayment models will predict prepay activity across the broad spectrum of different mortgage instruments which spans all the major fixed-rate, single family mortgage sectors — level-pay and balloon, agency and non-agency. The Investment Adviser develops an independent view of how these popular models may not have kept up with recent changes in the individual homeowner’s decision process. For example, there have been material changes over the last decade in the way in which homeowners have access to mortgage refinancing: from the evolution of the mortgage broker market to access via internet applications to current trends in underwriters soliciting their own mortgage holder base for refinancing. The Investment Adviser’s intent is to understand these changes and exploit them in its trading activity. The focus throughout is to uncover model predictive bias with respect to borrower behavior and the decision-making of refinancing.

Additionally, the Investment Adviser accesses and dissects individual mortgage pool information, which it believes can deliver an informational advantage under certain trading conditions.

The Investment Adviser’s data-set distinguishes on the basis of mortgage characteristics such as loan type, coupon, pool originator, underwriter standards, prepay penalties, vintage, and dollar balance, as well as by environmental variables including interest rates and origination points (for the entire term structure of mortgage alternatives including level pay, balloon and adjustable rate), housing values, recording-tax rates and relevant government regulations – which are significant elements affecting the prepayment decision. These decisions are incorporated into trading decisions about which mortgages to hold and which to avoid.

Specifically, the Investment Adviser expects to implement several investment strategies, as described below:

Sector/Subsector Strategies: The sector strategy would 1) attempt to take advantage of potential changes in general spread levels by overweighting and underweighting the spread duration of the portfolio relative to the index and 2) allocate risk among the different sectors in the mandate: pass-throughs, collateralized mortgage obligations (“CMOs”), and Treasuries. The subsector strategy would allocate risk among the different subsectors in each sector: e.g. pass-throughs, whether to own GNMA vs. conventionals.

Security Selection: The Investment Adviser’s security selection strategy represents relative value investing. The Investment Adviser’s specialist team focuses on 1) finding the most attractive securities to place in the investment portfolios and 2) avoiding the least attractive securities in the index.

Among the Investment Adviser’s security selection strategies are:

1) Seasoning Strategies: The Investment Adviser believes that the market does not always correctly price the seasoning of a bond and its tendency to prepay in the future. By identifying these mispriced bonds, the Investment Adviser can construct a portfolio with more attractive interest rate sensitivity than that of the index.

2) Coupon Selection: By combining the Investment Adviser’s fundamental market views with the Investment Adviser’s quantitative models, the Investment Adviser believes that it can take advantage of potential mispricings across coupons. The Investment Adviser also believes that there are opportunities to generate absolute returns by monitoring the embedded delivery options in the To-Be-Allocated (“TBA”) market and by understanding the implied financing rate in TBA market for each coupon.

3) CMO vs. Pass-through Selection: There are often opportunities in the market to replicate pass-through securities by purchasing CMOs. This strategy may benefit an investment portfolio in two ways. First, it might be possible to purchase the replicating CMOs at a lower price than the pass-through. Second, the replicating CMOs may have the same price as the pass-through but have more attractive interest rate sensitivity characteristics.

Security Weighting: The Investment Adviser scales its positions as a function of the expected return and risk of the trade. Generally riskier trades will have smaller positions and less risky trades will have larger positions. For example, the Investment Adviser may cap the exposure from issuers in a particular rating category. This scaling occurs as a result of the Investment Adviser’s risk managed approach. When sizing the trade the Investment Adviser will consider its impact upon the tracking error of the investment portfolio and also the trades relative attractiveness to other perceived opportunities.

Yield Curve and Duration Management: These strategies attempt to take advantage of changes in the shape of the yield curve and the level of rates. While the Investment Adviser believes that it can add excess return through yield curve and duration management, the Investment Adviser also believes that within the context of the U.S. Mortgages Fund, these strategies contribute less to total return than other strategies. As a result the Investment Adviser expects to take less risk in this area.

Consistent with the Investment Adviser’s overall fixed income investment philosophy for mortgage-backed security portfolios, the Investment Adviser actively manages mortgage portfolios within a risk-managed framework. The portfolio risk management process includes an effort to monitor and manage risk, but should not be confused with and does not imply low risk.

Core Fixed Income, Core Plus Fixed Income and Short Duration Income Funds

Core Fixed Income and Core Plus Fixed Income Funds are designed for investors seeking a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index (the “Bond Index”), without incurring the administrative and accounting burdens involved in direct investment. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Short Duration Income Fund is designed for investors seeking a total return consisting of income and capital appreciation. Core Fixed Income, Core Plus Fixed Income and Short Duration Income Funds may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed income investments.

The Bond Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least Baa by Moody’s Investors Services, Inc. (“Moody’s”), or if a Moody’s rating is unavailable, the comparable Standard & Poor’s Ratings Group (“Standard & Poor’s”) rating is used. The securities currently included in the Bond Index have at least one year remaining to maturity; and are issued by the following types of issuers, with each category receiving a different weighting in the Bond Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. In pursuing their investment objectives, the Core Fixed Income and Core Plus Fixed Income Funds use the Bond Index as their performance benchmark, but the Core Fixed Income and Core Plus Fixed Income Funds will not attempt to replicate the Bond Index. The Core Fixed Income and Core Plus Fixed Income Funds may, therefore, invest in securities that are not included in the Bond Index. The Bond Index is a trademark of Barclays. Inclusion of a security in the Bond Index does not imply an opinion by Barclays as to its attractiveness or appropriateness for investment. Although Barclays obtains factual information used in connection with the Bond Index from sources which it considers reliable, Barclays claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Bond Index data.

The Short Duration Income Fund uses a composite index consisting of the Barclays USD Corporate Bonds Index, 1-5 Years (50%) and the Barclays 1-5 Year U.S. Government Index (50%) (the “Composite Index”) as its primary performance benchmark. The Barclays 1-5 Year U.S. Government/Credit Index is used as the Short Duration Income Fund’s secondary benchmark. The Barclays USD Corporate Bonds Index, 1-5 Years provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Barclays 1-5 Year U.S. Government Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. In pursuing its investment objective, the Short Duration Income Fund uses the Composite Index as its performance benchmark, but the Short Duration Income Fund will not attempt to replicate the Composite Index. The Short Duration Income Fund may, therefore, invest in securities that are not included in the Composite Index. The components of the Composite Index and the secondary index are trademarks of Barclays. Inclusion of a security in the components of the Composite Index and the secondary index does not imply an opinion by Barclays as to its attractiveness or appropriateness for investment. Although Barclays obtains factual information used in connection with the components of the Composite Index and the secondary index from sources which it considers reliable, Barclays claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the index data.

The Funds’ overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, the Funds’ returns are likely to increase. Conversely, when interest rates increase, the Funds’ returns are likely to decline. However, the Investment Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, the Funds’ returns are not likely to decline as quickly as that of other fixed income funds with comparable average portfolio durations. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from the Funds than from shorter-term investments.

A number of investment strategies will be used to attempt to achieve the Funds’ investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. government agencies, corporate securities, mortgage-backed securities and asset-backed securities) in which the Funds primarily invest. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads among different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation’s current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Funds may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.

A Sophisticated Investment Process. The Funds will attempt to control their exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. The Funds’ investment processes start with a review of trends for the overall economy as well as for different sectors of the fixed income securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Funds’ portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process including Goldman Sachs’ proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fixed Income

Fund’s investment portfolio. In determining the Funds’ investment strategy and making market timing decisions, the Investment Adviser will have access to input from Goldman Sachs’ economists, fixed income analysts and mortgage specialists.

Investment Grade Credit Fund

The Fund seeks a high level of total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Credit Index. The Fund’s strategy employs a process that combines both a top-down and bottom-up analysis to evaluate companies. The Investment Adviser relies primarily on sub-sector/industry allocation and security selection strategies in seeking to generate incremental return relative to the selected benchmark. To a lesser degree, the Investment Adviser also implements duration and yield curve management strategies.

The Investment Adviser’s strategy for the Fund is based on maximizing its understanding of the factors that drive performance. The Investment Adviser’s security selection process begins with an analysis of the fundamentals of a given company and its industry, and goes on to include broader market factors as well as technical and execution issues. The Investment Adviser has organized its group to incorporate these elements into a process that pulls together the input of specialists within a collaborative framework. Portfolio managers and analysts sit on the trading desk together. This facilitates the frequent conversation between the various members of the corporate bond team.

Fundamental research is performed by a global high grade research group with parts of the teams in New York and London. The Investment Adviser established this group to ensure comprehensive research into high grade credits, which may be overlooked by firms with only one credit research team. The Investment Adviser’s analysts develop investment rationales incorporating their assessment of a company’s return potential and risks.

The discussion of investment ideas goes beyond fundamentals to incorporate the broader market views of the portfolio managers. Investment grade corporates are strongly affected by such factors as comparative industry trends, the economy and general overall trends in coverage and leverage ratios. These factors can have a significant impact on performance. The portfolio managers bring their awareness of these factors as a crucial input in the formulation of investment ideas.

A final element of the process incorporates technical and execution issues. Adding value requires close attention to execution issues including market levels and the new issuance calendar. It is also crucial to stay apprised of dealer activity; being aware of which bonds are being traded by particular dealers promotes efficient trading, which plays directly through to better performance. The Investment Adviser’s traders help in this regard.

The Investment Adviser’s process is enhanced by the full integration of its New York and London corporate bond teams. While the teams are focused on issue selection in their respective markets, they are able to leverage their peers’ insights to develop broader, better-informed credit views than they could on their own. This integration extends to the portfolio managers, who also develop views on market and industry trends jointly. In addition to helping the Investment Adviser to develop fuller investment views, this integration can also allow it to exploit structural inefficiencies that arise when global corporate issues are priced differently in different currencies.

Global Income Fund

Global Income Fund is designed for investors seeking high total return, emphasizing current income and, to a lesser extent, opportunities for capital appreciation. In selecting securities for the Fund, portfolio managers consider such factors as the security’s duration, sector and credit quality rating as well as the security’s yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund’s portfolio managers form opinions based primarily on the views of Goldman Sachs’ economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the “Model”) to their views to develop a portfolio that produces, in the view of the Investment Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used in seeking to maintain the level of portfolio risk within the guidelines established by the Investment Adviser.

High Income. Global Income Fund’s portfolio managers will seek out the highest yielding bonds in the global fixed income market that meet the Global Income Fund’s credit quality standards and certain other criteria.

Capital Appreciation. Investing in the foreign bond markets offers the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country’s currency as well as a country’s fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

Portfolio Management Flexibility. Global Income Fund is actively managed. The Fund’s portfolio managers invest in countries that, in their judgment, meet the Fund’s investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

Relative Stability of Principal. Global Income Fund may be able to reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed income securities and currencies reduces the dependence of the Fund’s performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund’s policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

Professional Management. Individual U.S. investors may prefer professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

High Yield Fund

High Yield Fund’s Investment Process. High Yield Fund is appropriate for investors who seek a high level of current income and who also may wish to consider the potential for capital appreciation. A number of investment strategies are used to seek to achieve the Fund’s investment objective, including market sector selection, determination of yield curve exposure and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed income markets. GSAM starts the investment process with economic analysis to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, High Yield Fund’s portfolio managers have access to GSAM’s highly regarded Fundamental Equity Research Team, as well as internal analysis from the team’s dedicated High Yield Research analysts. The High Yield Fund’s portfolio managers will also leverage Goldman Sachs’ Global Investment Research Department, subject to Goldman Sachs Chinese wall restrictions. In addition, the Fund’s portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor’s and Moody’s. High Yield Fund’s portfolio managers and credit analysts also conduct their own in-depth analysis of the issues considered for inclusion in the Fund’s portfolio. The portfolio managers and credit analysts evaluate such factors as a company’s competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to analyze accurately a company’s future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM’s goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company’s debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this ongoing reassessment is more valuable than relying on a “snapshot” view of a company’s ability to service debt at one or two points in time.

High Yield Fund’s portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund’s specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund’s portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

Return on and Risks of High Yield Securities. High yield bonds can deliver higher yields and total return than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See “Description of Investment Securities and Practices—High Yield Securities.” Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered predominantly speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

High Yield Floating Rate Fund

The High Yield Floating Rate Fund is designed for investors seeking a high level of current income. The Fund invests, under normal circumstances, at least 80% of its Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Non-investment grade fixed income securities are securities rated BB+, Ba1 or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality, and are commonly referred to as “junk bonds.”

The Fund’s investments in floating and variable rate obligations may include, without limitation, senior secured loans (including assignments and participations), second lien loans, senior unsecured and subordinated loans, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), debt issued by governments, their agencies and instrumentalities, and debt issued by central banks. The Fund may invest indirectly in loans by purchasing participations or sub-participations from financial institutions. Participations and sub-participations represent the right to receive a portion of the principal of, and all of the interest relating to such portion of, the applicable loan. The Fund expects to invest principally in the U.S. loan market and, to a lesser extent, in the European loan market. The Fund may also invest in other loan markets, although it does not currently intend to do so.

Under normal conditions, the Fund may invest up to 20% of its Net Assets in fixed income instruments, regardless of rating, including fixed rate corporate bonds, government bonds, convertible debt obligations and mezzanine fixed income instruments. The Fund may also invest in floating or variable rate instruments that are rated investment grade and in preferred stock, repurchase agreements and cash securities.

The Fund may also invest in derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund’s investments in derivatives may include credit default swaps on credit and loan indices and forward contracts, among others. The Fund may use currency management techniques, such as forward foreign currency contracts, for investment or hedging purposes. Derivatives that provide exposure to floating or variable rate loans or obligations rated below investment grade are counted towards the Fund’s 80% policy.

The Fund’s target duration under normal interest rate conditions is less than 0.5 years (the Fund’s duration approximates its price sensitivity to changes in interest rates). The Fund’s investments in floating rate obligations will generally have short to intermediate maturities (approximately 5-7 years).

The Fund’s investments are selected using a bottom-up analysis that incorporates fundamental research, a focus on market conditions and pricing trends, quantitative research, and news or market events. The selection of individual investments is based on the overall risk and return profile of the investment taking into account liquidity, structural complexity, cash flow uncertainty and downside potential. Research analysts and portfolio managers systematically assess portfolio positions, taking into consideration, among other factors, broader macroeconomic conditions and industry and company-specific financial performance and outlook. Based upon this analysis, the Investment Adviser will sell positions determined to be overvalued and reposition the portfolio in more attractive investment opportunities on a relative basis given the current climate.

The Fund’s investments may be denominated in currencies other than the U.S. dollar.

Strategic Income Fund

The Strategic Income Fund is designed for investors seeking total return comprised of income and capital appreciation. The Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government securities (such as U.S. Treasury securities or Treasury inflation protected securities), non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loans and loan participations and convertible securities. The Fund’s investments in loans and loan participations may include, but are not limited to: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien

Loans”) and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Fund may invest in fixed income securities of any maturity.

Non-investment grade fixed income securities are securities rated BB, Ba or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality.

The Fund may invest in fixed income securities of issuers located in emerging countries. Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. There is no limitation to the amount the Fund invests in non-investment grade or emerging market securities. From time to time, the Fund may also invest in preferred stock. The Fund’s investments may be denominated in currencies other than the U.S. dollar. The Fund may engage in forward foreign currency transactions for both investment and hedging purposes.

The Fund also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, interest rate futures contracts, options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), and other forward contracts. The Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index.

The Fund may implement short positions and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.

“Strategic” in the Fund’s name means that the Fund seeks both current income and capital appreciation as elements of total return. The Fund attempts to exploit pricing anomalies throughout the global fixed income and currency markets. Additionally, the Fund uses short positions and derivatives to enhance portfolio return or for hedging purposes. The Fund may sell investments that the portfolio managers believe are no longer favorable with regard to these factors.

Emerging Markets Debt and Local Emerging Markets Debt Funds

The Emerging Markets Debt and Local Emerging Markets Debt Funds seek a high level of total return consisting of income and capital appreciation. The Emerging Markets Debt Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt securities and other instruments of issuers in emerging market countries. Such instruments may include credit linked notes and other investments with similar economic exposures.

The Local Emerging Markets Debt Fund invests, under normal circumstances, at least 80% of its Net Assets in (i) sovereign and corporate debt securities and other instruments of issuers in emerging market countries, denominated in the local currency of such emerging market countries, and/or (ii) currencies of such emerging market countries, which may be represented by forwards or other derivatives that may have interest rate exposure. Such instruments referred to in (i) above may include credit linked notes and other investments with similar economic exposures.

Emerging market countries include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging markets countries. The majority of these countries are likely to be located in Asia, South and Central America, the Middle East, Central and Eastern Europe, and Africa. Sovereign debt issuers include governments or any of their agencies, political subdivisions or instrumentalities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will ordinarily do so by identifying the issuer’s “country of risk.” The issuer’s “country of risk” is defined by Bloomberg and is based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. However, the Investment Adviser may also (but is not required to) deem other issuers to be in an emerging market country if they are otherwise tied economically to an emerging market country.

Currency investments, particularly longer-dated forward contracts, provide the Local Emerging Markets Debt Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure.

The Investment Adviser’s emerging markets debt (“EMD”) investment philosophy strives to generate returns through an active, research-intensive, risk-managed approach. The Investment Adviser seeks to add value through country allocation, security selection, and market exposure strategies.

The Investment Adviser believes that active management focused on fundamental research is critical for achieving long-term value for its clients’ portfolios. EMD can offer an attractive risk/return profile for investors who have the proper resources and experience to exploit the myriad opportunities in the market. The Investment Adviser’s process is built on fundamental analysis of emerging market countries and securities. In addition, the Investment Adviser’s process focuses on risk-adjusted returns, as the Investment Adviser believes that risk can have a material impact on long-term investment results. As a result, the Investment Adviser diversifies across sovereign credits and employs proprietary tools to manage overall portfolio risks.

Types of Securities Used. EMD comprises fixed income securities issued mainly by governments, but also by quasi-sovereigns and corporations, of developing countries. The Investment Adviser typically expresses its view on a relative-to-benchmark basis, overweighting those securities the Investment Adviser believes will outperform and underweighting those countries the Investment Adviser believes will underperform.

The types of financial instruments used in the Emerging Markets Debt and Local Emerging Markets Debt Funds include Eurobonds, Brady bonds, tradable bank loans, local bonds and other securities, which can include their associated derivatives. The EMD team may invest in liquid, long duration securities and employ active trading strategies that exploit market inefficiencies and arbitrage opportunities (e.g., between Brady Bonds and global bonds) that often exist in the EMD market. Given the limited diversification within the EMD sector, buying longer dated, more liquid, lower dollar price securities may be a preferred strategy.

The Investment Adviser may use derivative instruments such as forwards and futures in the Emerging Markets Debt and Local Emerging Markets Debt Funds in an attempt to hedge its currency exposures. However, due to the limited market for these instruments in emerging countries, a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Research. Being part of GSAM’s wider Fixed Income and Currency Team, the EMD team interacts with the Investment Adviser’s fixed income and currency analysts and portfolio managers based in New York, London, and Tokyo. The Fixed Income and Currency Team employs a broad analysis of the macro-economic environment, credit risk factors, and quantitative relationships and plays a vital role in aspects of portfolio construction and strategy.

In addition to internal research, the Investment Adviser may utilize external sources in its analysis and seek information from external consultants and sell-side economists and strategists. The Investment Adviser’s EMD team may draw on the resources of Goldman Sachs (e.g., GSAM Emerging Market Foreign Exchange, Emerging Market Equity and Quantitative Strategy) in the country and security selection process. The Investment Adviser’s research analysts also travel to emerging countries to seek additional insight on the macroeconomic and political developments. The Investment Adviser’s research analysts also obtain research publications from broker-dealers, supranational organizations (e.g., the International Monetary Fund), and academic sources.

Portfolio managers and research analysts have access to external research (e.g., internet websites, publications). In addition, market information is disseminated through electronic communications as well as regularly scheduled meetings. The members of the EMD investment team sit on the trading desk to facilitate efficient and timely flow of market information.

Based on macroeconomic and political considerations, the Investment Adviser will have a negative, neutral, or positive recommendation on various emerging countries. In addition to these recommendations, the Investment Adviser considers which are the most attractive securities within those countries.

Inflation Protected Securities Fund

The Inflation Protected Securities Fund is designed for investors who seek real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation. The Inflation Protected Securities Fund invests, under normal circumstances, at least 80% of its Net Assets in IPS of varying maturities, including TIPS and CIPS. IPS are designed to provide inflation protection to investors. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (the “CPIU”) as the measurement of inflation, while other issuers of IPS may use different indices as the measure of inflation. IPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. The remainder of the Inflation Protected Securities Fund’s Net Assets (up to 20%) may be invested in other fixed income securities, including U.S. Government Securities, asset-backed securities, mortgage-backed securities, corporate securities, and securities issued by foreign corporate and governmental issuers.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

U.S. Government Securities

Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). Each Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities.

Treasury Inflation-Protected Securities. Certain Funds may invest in Treasury inflation protected securities or “TIPS,” which are U.S. Government Securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If a Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or TIPS may require the Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

Custodial Receipts and Trust Certificates

Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For purposes of certain securities laws, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (the “IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Mortgage Loans and Mortgage-Backed Securities

The Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) may each invest in mortgage loans, mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans, including collateralized mortgage obligations, real estate mortgage investment conduits (“REMICs”) and stripped mortgage-backed securities, as described below (“Mortgage-Backed Securities”). The Short Duration Government Fund may only invest in government-issued Mortgage-Backed Securities, and may not invest in privately-issued Mortgage-Backed Securities.

Mortgage-Backed Securities are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than traditional fixed income securities.

General Characteristics of Mortgage Backed Securities.

In general, each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments, other attached dwelling units (“Residential Mortgaged Properties”) or commercial properties, such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property (“Commercial Mortgaged Properties”). Residential Mortgaged Properties may also include residential investment properties and second homes. In addition, the Mortgage-Backed Securities which are residential mortgage-backed securities may also consist of mortgage loans evidenced by promissory notes secured entirely or in part by second priority mortgage liens on Residential Mortgaged Properties.

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from their anticipated levels. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market value. To the extent that a Fund invests in Mortgage-Backed Securities, the Investment Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagor housing needs, job transfers, unemployment, mortgagor equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than a Fund was earning on the Mortgage-Backed Securities that were prepaid. Due to these factors, Mortgage-Backed Securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because a Fund’s investments in Mortgage-Backed Securities are interest-rate sensitive, a Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities and other multiple class pass-through securities, which are discussed below.

The rate of interest paid on Mortgage-Backed Securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to (among other things) the fees paid to any servicer, special servicer and trustee for the trust fund which holds the mortgage pool, other costs and expenses of such trust fund, fees paid to any guarantor such as Ginnie Mae (as defined below) or to any credit enhancers, mortgage pool insurers, bond insurers and/or hedge providers, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the Mortgage-Backed Securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer (or the trustee of the trust fund which holds the mortgage pool) makes the payments on the Mortgage-Backed Securities, and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a REMIC, which is subject to special federal income tax rules. A description of the types of mortgage loans and mortgage-backed securities in which a Fund may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for a Fund.

Certain General Characteristics of Mortgage Loans

Adjustable Rate Mortgage Loans (“ARMs”). The Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders. When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of such mortgage loan. Therefore, if the related borrower defaults on such mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.

ARMs also have the risk of prepayment. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs in a Fund’s portfolio and, therefore, in the net asset value of the Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in mortgage pools (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Certain Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may also adversely affect a Fund’s investments in Mortgage-Backed

Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

6.

Recent Governmental Action, Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures, particularly in respect of residential mortgage loans. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize Mortgage-Backed Securities held by a Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize Mortgage-Backed Securities held by a Fund, and consequently, could adversely impact the yields and distributions a Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans. For example, the Helping Families Save Their Homes Act of 2009 authorizes bankruptcy courts to assist bankrupt borrowers by restructuring residential mortgage loans secured by a lien on the borrower’s primary residence. Bankruptcy judges are permitted to reduce the interest rate of the bankrupt borrower’s residential mortgage loan, extend its term to maturity to up to 40 years or take other actions to reduce the borrower’s monthly payment. As a result, the value of, and the cash flows in respect of, the Mortgage-Backed Securities collateralized by these residential mortgage loans may be adversely impacted, and, as a consequence, a Fund’s investment in such Mortgage-Backed Securities could be adversely impacted. Other federal legislation, including the Home Affordability Modification Program (“HAMP”), encourages servicers to modify residential mortgage loans that are either already in default or are at risk of imminent default. Furthermore, HAMP provides incentives for servicers to modify residential mortgage loans that are contractually current. This program, as well other legislation and/or governmental intervention designed to protect consumers, may have an adverse impact on servicers of residential mortgage loans by increasing costs and expenses of these servicers while at the same time decreasing servicing cash flows. Such increased financial pressures may have a negative effect on the ability of servicers to pursue collection on residential mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on the sale of underlying residential mortgaged properties following foreclosure. Other legislative or regulatory actions include insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements. The foregoing legislation and current and future governmental regulation activities may have the effect of reducing returns to a Fund to the extent it has invested in Mortgage-Backed Securities collateralized by these residential mortgage loans.

Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. Each of the Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.

A Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of a Fund’s portfolio.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Below is a general discussion of certain types of guaranteed Mortgage-Backed Securities in which the Fund may invest.

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Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

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Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae. Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

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Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by a Fund.

Privately Issued Mortgage-Backed Securities. The Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Short Duration Government Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) may each invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Mortgage Pass-Through Securities

To the extent consistent with their investment policies, the Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

The following discussion describes certain aspects of only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

General Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs generally address the likelihood of the receipt of distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in a Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-backed securities (which may include certain of the Mortgage-Backed Securities in which a Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any Mortgage-Backed Security held by a Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Fund may consequently experience losses in respect of such Mortgage-Backed Security.

Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided through bond insurers, or at the mortgage loan-level through mortgage insurance, hazard insurance, or through the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by bond insurers, guarantees or letters of credit, the security is subject to credit risk because of its exposure to the credit risk of an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding if at such time the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. Each Taxable Fund (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae.”

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS Securities. Certain of the mortgage loans underlying CMBS Securities constituting part of the collateral interests may be delinquent, in default or in foreclosure.

Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks; and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy, or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.

CMBS held by a Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.

Stripped Mortgage-Backed Securities. The Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans.

Certain SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund’s limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of a Fund’s limitation on investments in illiquid securities. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund’s investment in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Asset-Backed Securities

Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Each Fund (other than the High Yield Floating Rate Fund) may invest in asset-backed securities. The Short Duration Government Fund may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Recent Events Relating to the Mortgage- and Asset-Backed Securities Markets and the Overall Economy

The unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market in 2008-2009 has resulted (and continue to result) in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a depressed real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail or seek bankruptcy protection. Between 2008 and 2009, the market for Mortgage-Backed Securities (as well as other asset-backed securities) was particularly adversely impacted by, among other factors, the failure and subsequent sale of Bear, Stearns & Co. Inc. to J.P. Morgan Chase, the merger of Bank of America

Corporation and Merrill Lynch & Co., the insolvency of Washington Mutual Inc., the failure and subsequent bankruptcy of Lehman Brothers Holdings, Inc., the extension of approximately $152 billion in emergency credit by the U.S. Department of the Treasury to American International Group Inc., and, as described above, the conservatorship and the control by the U.S. government of Freddie Mac and Fannie Mae. Recently, the global markets have also seen an increase in volatility due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, as well as the sustainability of the European Union itself. Recent concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. No assurance can be made that this uncertainty will not lead to further disruption of the credit markets in the United States or around the globe. These events, coupled with the general global economic downturn, have resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments.

The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the Mortgage-Backed Securities held by a Fund. Additionally, a lack of credit liquidity, adjustments of mortgages to higher rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the Mortgaged-Backed Securities in which certain Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such Mortgage-Backed Securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such Mortgage-Backed Securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on Mortgage-Backed Securities, thereby resulting in a decrease in value of such Mortgage-Backed Securities, including the Mortgage-Backed Securities owned by a Fund.

The U.S. government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd Frank Act”), which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC, which, if enacted, would significantly alter the manner in which asset-backed securities, including Mortgage-Backed Securities, are issued. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on any of the asset-backed or Mortgage-Backed Securities held by the Funds is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of any asset-backed or Mortgage-Backed Securities held by the Funds. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Among its other provisions, the Dodd-Frank Act creates a liquidation framework under which the Federal Deposit Insurance Corporation (the “FDIC”), may be appointed as receiver following a “systemic risk determination” by the Secretary of Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as “covered financial companies”, and commonly referred to as “systemically important entities”, in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on financial stability in the United States, and also for the resolution of certain of their subsidiaries. No assurances can be given that this new liquidation framework would not apply to the originators of asset-backed securities, including Mortgage-Backed Securities, or their respective subsidiaries, including the issuers and depositors of such securities, although the expectation embedded in the Dodd-Frank Act is that the framework will be invoked only very rarely. Recent guidance from the FDIC indicates that such new framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to the sponsors, depositors and issuing entities with respect to asset-backed securities, including Mortgage-Backed Securities. The application of such liquidation framework to such entities could result in decreases or delays in amounts paid on, and hence the market value of, the Mortgage-Backed or asset-backed securities that are owned by a Fund.

Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the Mortgage-Backed Securities in which certain Funds may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, in recent months housing prices and appraisal values in many states and localities have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally (including the Mortgaged-Backed Securities that the Funds may invest in as described above).

The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which a Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for Mortgage-Backed Securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in reduced liquidity in the market for Mortgage-Backed Securities and other asset-backed securities (including the Mortgaged-Backed Securities and other asset-backed securities in which certain Funds may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by a Fund may experience further declines after they are purchased by a Fund.

Collateralized Debt Obligations

The Core Fixed Income Fund, Core Plus Fixed Income Fund, High Quality Floating Rate Fund, Short Duration Income Fund, Global Income Fund, Inflation Protected Securities Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Investment Grade Credit Fund and U.S. Mortgages Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and other administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933, as amended (“1933 Act”) for resales of certain securities to qualified institutional buyers, and such CDOs may be characterized by a Fund as liquid securities. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectuses (e.g., interest rate risk and credit/default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

Each Fund may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax exempt securities or their coupons may be taxable. See “TAXATION.”

Floating Rate Loans and Other Variable and Floating Rate Securities

The interest rates payable on certain securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Floating rate loans consist generally of obligations of companies or other entities (e.g., a U.S. or foreign bank, insurance company or finance company) (collectively, “borrowers”) incurred for a variety of purposes. Floating rate loans may be acquired by direct investment as a lender or as an assignment of the portion of a floating rate loan previously attributable to a different lender. The Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Short Duration Income Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund may also invest in floating rate loans through a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution.

Floating rate loans may be obligations of borrowers who are highly leveraged. Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower’s demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded. As a result, no active market may exist for some floating rate loans.

Purchasers of floating rate loans and other forms of debt obligations depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the obligation may be adversely affected. Floating rate loans and other debt obligations that are fully secured provide more protections than unsecured obligations in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt obligations are not rated by any NRSRO. In connection with the restructuring of a floating rate loan or other debt obligation outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt obligations may be received in exchange for all or a portion of an interest in the obligation.

From time to time, Goldman Sachs and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell floating rate loans to the Funds or acquire floating rate loans from the Funds, or may be intermediate participants with respect to floating rate loans owned by the Funds. These banks also may act as agents for floating rate loans that the Funds own.

Agents. Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the “agent”) for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.

In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Assignments. The Core Plus Fixed Income Fund, Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Short Duration Income Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund may purchase an assignment of a portion of a floating rate loan from an agent or from another group of investors. The purchase of an assignment typically succeeds to all the rights and obligations under the original loan agreement; however, assignments may also be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning agent or investor.

Loan Participation Interests. Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser’s rights against the borrower but also for the receipt and processing of payments due under the floating rate loan. For additional information, see the section “Loans and Loan Participations” below.

Liquidity. Floating rate loans may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans. To the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating rate loans may have an adverse affect on the value of such loans and may make it more difficult to value the loans for purposes of calculating their respective net asset value.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities or obligations of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating rate loan collateral may consist of various types of assets or interests, including working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral.

Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. The claims of holders under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly also to claims of other creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rates. The rate of interest payable on floating rate loans and other floating or variable rate obligations is the sum of a base lending rate plus a specified spread. Base lending rates are generally LIBOR, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based floating rate loans/obligations is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans/obligations floats daily as those rates change. Investment in floating rate loans/obligations with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan/obligation will primarily depend on the terms of the underlying floating rate loan/obligation and the base lending rate chosen by the borrower. The relationship between LIBOR, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Maturity. Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

Supply of Floating Rate Loans. The legislation of state or federal regulators that regulate certain financial institutions may impose additional requirements or restrictions on the ability of such institutions to make loans, particularly with respect to highly leveraged transactions. The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.

Restrictive Covenants. A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Fees. Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.

Other Types of Floating Rate Debt Obligations. Floating rate debt obligations include other forms of indebtedness of borrowers such as notes and bonds, obligations with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.

Inverse Floating Rate Debt Obligations. Each Fund (other than the Enhanced Income Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) may invest in “leveraged” inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.” The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund’s limitation on illiquid investments.

Loans and Loan Participations

The Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Core Plus Fixed Income Fund, Short Duration Income Fund, Strategic Income Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund may invest in loans and loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by the Funds may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. The participation by a Fund in a lender’s portion of a loan typically will result in the Fund having a contractual relationship only with such lender, not with the business entity borrowing the funds (the “Borrower”). As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Under the terms of the loan participation, a Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndicates, or can buy part of a loan, becoming a part lender. The participation interests in which the Funds may invest may not be rated by any nationally recognized rating service. The secondary market, if any, for these loan participations may be limited and loan participations purchased by a Fund may be regarded as illiquid.

When a Fund acts as co-lender in connection with a participation interest or when such Fund acquires certain participation interests, that Fund may have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where a Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank.

For purposes of certain investment limitations pertaining to diversification of a Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where a Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

Senior Loans. The Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Core Plus Fixed Income Fund, Short Duration Income Fund, Strategic Income Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund may invest in Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in a Fund’s net asset value as a result of changes in market interest rates. The Funds are not subject to any restrictions with respect to the maturity of Senior Loans held in their portfolios. As a result, as short-term interest rates increase, interest payable to the Funds from their investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Funds from their investments in Senior Loans should decrease. Because of prepayments, the Investment Adviser expects the average lives of the Senior Loans in which each of the Funds invest to be shorter than the stated maturity.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the Fund’s net asset value. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect a Fund’s performance.

Many Senior Loans in which a Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Investment Adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which a Fund may invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Investment Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Investment Adviser does not view ratings as the determinative factor in its investment decisions and rely more upon their credit analysis abilities than upon ratings.

No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the net asset value of a Fund. In addition, a Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, a Fund’s yield may be lower.

When interest rates decline, the value of a Fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a Fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent a Fund invests in floating-rate Senior Loans, the Fund’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Fund invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in a Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the net asset value of the Funds.

A Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

The Funds may also purchase Senior Loans on a direct assignment basis. If a Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Funds. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the net asset value of the Funds than if that valuation were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Each of the Funds currently intends to treat loan indebtedness as liquid when, in the view of the Investment Adviser, there is a readily available market at the time of the investment. To the extent a readily available market ceases to exist for a particular investment, such investment would be treated as illiquid for purposes of a Fund’s limitations on illiquid investments. Investments in loans and loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Second Lien Loans. Each of the Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Core Plus Fixed Income Fund, Short Duration Income Fund, Strategic Income Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to a Fund.

This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

Distressed Debt

The High Yield Floating Rate Fund, High Yield Fund, Short Duration Income Fund, Strategic Income Fund, Core Plus Fixed Income Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund may invest in the securities and other obligations of financially troubled companies, including stressed, distressed and bankrupt issuers and debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than a Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, a Fund may be required to sell its investment at a loss. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that a Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Preferred Stock, Warrants and Stock Purchase Rights

The Enhanced Income, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, High Yield, High Yield Floating Rate, Strategic Income, Emerging Markets Debt, Local Emerging Markets Debt and Inflation Protected Securities Funds may invest in preferred stock and the Enhanced Income, Short Duration Income, High Yield, High Yield Floating Rate, Strategic Income, Emerging Markets Debt, Local Emerging Markets Debt and Inflation Protected Securities Funds may invest in warrants and stock purchase rights (“rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Corporate Debt Obligations

Each Fund (other than the Short Duration Government Fund) may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Corporate Debt Obligations rated BBB or Baa are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value. Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Commercial Paper and Other Short-Term Corporate Obligations

Each Fund (other than the Short Duration Government Fund) may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Trust Preferred Securities

Each Fund (other than the Short Duration Government Fund) may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

High Yield Securities

Core Plus Fixed Income, Short Duration Income, High Yield Municipal, High Yield, High Yield Floating Rate, Strategic Income, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may invest in bonds rated BB or below by Standard & Poor’s or Ba or below by Moody’s (or comparable rated and unrated securities). The other funds in this SAI may not invest directly in high yield securities, but may hold securities that are subsequently downgraded to below investment grade. These bonds are commonly referred to as “junk bonds,” are non-investment grade, and are considered speculative. The ability of issuers of high yield securities to make principal and interest payments may be questionable because such issuers are often less creditworthy or are highly leveraged. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments. In some cases, high yield securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment in investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“DBRS”).

The market values of high yield securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield securities that are highly leveraged may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of high rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such high yield securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of high yield securities is the supply and demand for similarly rated securities. In addition, the prices of investments fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.

The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Funds in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.

The secondary market for high yield securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities may not by as liquid as and may be more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield securities is generally lower than that of higher rated securities and the secondary market for high yield securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Funds to dispose of particular portfolio investments when needed to meet their redemption requests or other liquidity needs. The Investment Adviser could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the net asset value of the Funds. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield securities in their portfolios.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

Non-investment grade or high yield securities also present risks based on payment expectations. High yield securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Funds may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if a Fund experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high yield securities.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Investment Adviser continually monitors the investments in the Funds’ portfolios and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such investments. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

Bank Obligations

The Enhanced Income, High Quality Floating Rate, Government Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, Global Income, High Yield, High Yield Floating Rate, Strategic Income, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may each invest in obligations issued or guaranteed by U.S. and, except with respect to the Government Income Fund, foreign banks (Enhanced Income Fund and High Quality Floating Rate Fund may only invest in U.S. dollar denominated foreign securities). Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.

Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on the demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Funds may invest in deposits in U.S. and European banks which satisfy the standards set forth above.

Municipal Securities

High Quality Floating Rate, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, High Yield Municipal, High Yield, Strategic Income and Inflation Protected Securities Funds may invest in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment Adviser, excluded from gross income for federal income tax purposes. The Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund’s investment objective and policies. High Quality Floating Rate, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, High Yield Municipal, High Yield, Strategic Income, U.S. Mortgages, Investment Grade Credit and Inflation Protected Securities Funds may also invest in taxable Municipal Securities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. The yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.

Dividends paid by the Funds, other than the Tax Exempt Funds, that are derived from interest paid on both tax exempt and taxable Municipal Securities will be taxable to the Funds’ shareholders.

Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

The High Yield Municipal Fund and Strategic Income Fund may own a large percentage of any one general assessment bond issuance. Therefore, the Funds may be adversely impacted if the issuing municipality fails to pay principal and/or interest on those bonds.

Special Risk Considerations Relating to California Municipal Obligations. The High Quality Floating Rate, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, High Yield Municipal, High Yield, Strategic Income and Inflation Protected Securities Funds may invest in municipal obligations of the State of California (“California” or, as used in this section, the “State”), its public authorities and local governments (“California Municipal Obligations”), and consequently may be affected by political and economic developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. Some of the significant financial considerations relating to investments in California Municipal Obligations are summarized below. The following section provides only a brief summary of the complex factors affecting the financial condition of California that could, in turn, adversely affect a Fund’s investments in California Municipal Obligations. This information is based on information publicly available from State authorities and other sources available prior to July 1, 2012 and has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California. Furthermore, obligations of issuers of California Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Accordingly, an insolvent municipality may file for bankruptcy, as allowed by Chapter 9 of the Bankruptcy Code. This section provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments.

Certain California Municipal Obligations held by a Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

California Municipal Obligations, including certain tax-exempt securities, in which the Funds may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

California’s economy, the largest state economy in the United States and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services, and may be sensitive to economic factors affecting those industries. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, which authorized the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the State’s negative General Fund balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. The entire authorized amount of ERBs was issued in three sales between May 2004 and February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds. As of May 1, 2012, California had outstanding approximately $80.7 billion in long-term general obligation bonds.

Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 also created the Budget Stabilization Account (“BSA”) as a secondary budgetary reserve. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues (reaching a ceiling of 3% by fiscal year 2008-09) will be transferred by the State Controller into the BSA no later than September 30 of each fiscal year unless the transfer is suspended or reduced by an executive order issued by the Governor. The Governor suspended the BSA transfers in each of fiscal years 2008-09 through 2011-12 due to the condition of the General Fund and proposed another suspension for fiscal year 2012-13. This special reserve will be used to repay the ERBs and provide a “rainy-day” fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. The Governor declared several such fiscal emergencies from 2008 through 2011. Finally, Proposition 58 requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.

California, like the rest of the nation, has experienced an uneven economic recovery from the severe economic downturn that began in late 2007. The outlook for the national economy is for moderate growth in 2012 and 2013. The nation’s real GDP is estimated to have grown 2.1% in 2011 and is projected to grow 1.4% in 2012 and 1.2% in 2013. While the outlook for the California economy and GDP projections were higher in 2010, several events that occurred in 2011 have slowed that projected progress—the aftermath of the Japanese earthquake, unrest in the Middle East, the federal debt limit debate and the European financial crisis. Consequently, the 2012-13 Governor’s Budget forecasts that the economic recovery from the recession will continue at a slow pace.

A variety of fundamental economic indicators suggests that the national economy has experienced a slow, steady economic expansion over the past year, including a recovery from midyear 2011 weakness. The prospects for the national and California economies are guardedly positive. The national recovery regained momentum in the closing months of 2011, and while disappointing, labor markets have improved slowly. The State’s forecasts assume the federal government will not add any more stimulus funding, that future federal budget actions will not result in a severe fiscal contraction, and that some combination of spending cuts and tax increases will most likely be phased in beginning in 2013.

The economic slowdown was caused in large part by a dramatic downturn in the housing industry, with a drop in new home starts and sales from 2006 through 2009 and declines in average home sales prices in most of the State for 37 straight months ending in January 2010. The housing slump has been deeper in the State than most other parts of the nation, and declining prices and increasing subprime mortgage rates led to record mortgage delinquencies and home foreclosures. Existing homes sales in California during the first 11 months of 2011 were up slightly from the same months of 2010, although prices for these homes fell during the period. These trends are forecast to continue in 2012 because more home foreclosures are anticipated.

Employment data also reflects the difficult economy. Nonfarm wage and payroll employment in California is forecast to grow by 1.3% in 2012, 1.8% in 2013 and 2.5% in 2014, as compared to growing by just 0.9% in 2011. The State’s unemployment rate fell from a high of 12.5% in December 2010 to 11.1% in December 2011. Nonfarm employment accelerated substantially from August through November of 2011, when the unemployment rate dropped to 11.3%, the lowest rate since May 2009. Comparing November 2011 with a year earlier, 233,100 new jobs were created. The State is forecast to recover the nonfarm jobs lost during the recession in the second quarter of 2016.

Personal income in California is projected to grow 3.8% in 2012, 4.1% in 2013 and 5.4% in 2014, as compared to falling by 2.4% in 2009 and the 5.1% average growth rate from 1989 to 2009. Taxable sales in California deteriorated dramatically in 2008 and bottomed out in FY 2009-10. Based on preliminary data, it is estimated that taxable sales have increased by 7.5% in FY 2010-11. Growth is forecast to continue at 6.8% and 4% in FYs 2011-12 and 2012-13, respectively. Furthermore, California wages and salaries are forecast to rise by an average of 4.8% in 2011, followed by 4.9% growth in 2012, and 2.3% in 2013. On the other hand, the more subdued national outlook led to a more restrained projection for 2012—year-over-year wage growth dropped from 4.5 percent to 3.8 percent.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control. General Fund revenue collections are expected to be $86.8 billion in FY 2011-12 and $95.9 billion in FY 2012-13.

In 2010, California’s credit rating was revised by Moody’s, S&P and Fitch. As of July 1, 2012, California’s general obligation bonds were assigned ratings of A1, A- and A- by Moody’s, S&P and Fitch, respectively. The ratings agencies continue to monitor the State’s budget deliberations closely to determine whether to alter the ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which a Fund invests.

In March 2011, the State projected a general fund budget deficit of $26.6 billion at the end of FY 2011-2012. This large deficit was due in large part to the ending of many temporary budget solutions, including the expiration of temporary tax measures adopted two years ago. In June 2011, the Budget Act of 2011 was enacted to close the projected budget deficit and achieve a small budget reserve for FY 2011-2012. The Budget Act of 2011 proposed to balance the budget by cutting billions of dollars in spending and realigning state programs.

In January 2012, the Governor’s Budget projected the State’s budget shortfall to be $9.2 billion for FY 2012-13. However, the May Revision to the Governor’s Budget estimated the budget shortfall had grown to $15.7 billion as a result of a reduced revenue outlook, higher costs to fund schools, and decisions by the federal government and courts to block budget cuts. Accordingly, the Governor proposed $16.7 billion in budget actions (including increased revenues, deep expenditure reductions and other solutions) to address the $15.7 billion budget shortfall and leave the State with an estimated reserve of $1 billion at the end of FY 2012-13. On June 27, 2012, the Governor signed the 2012 Budget Act, which proposes to balance the budget by making deep spending cuts and shifting some state programs to local entities. Furthermore, the 2012 Budget Act relies heavily on California voters approving temporary tax increases in the November 2012 election. Should the tax increases fail to be approved, the 2012 Budget Act calls for additional automatic spending cuts totaling $6 billion.

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

Special Risk Considerations Relating to Florida Special Assessment Bonds. As of March 31, 2012, the High Yield Municipal Fund had invested more than 10.1% of its total assets in Florida special assessment bonds, which are bonds backed by tax assessments on residential and commercial development projects. The payments on special assessment bonds generally depend on the ability of the developer, builder or homeowner of the home or property to pay tax assessments levied against the home or property. Due to the concentration of these securities in the High Yield Municipal Fund’s portfolio, the net asset value of the High Yield Municipal Fund could be adversely affected by changes in general economic conditions in the State of Florida, fluctuations in the real estate market, or a particular developer, builder or homeowner’s inability to continue to pay the tax assessments underlying the special assessment bonds. In addition, the homebuilding industry in Florida is currently undergoing significant slowing, which could affect the financial health of real estate developers, builders or homeowners. In many cases, special assessment bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. However, the lien created by a special assessment bond is pari passu to other tax liens on the home or property and senior to all other liens on the home or property. In addition, if there is a default on the special assessment bond, the Fund would have the right to foreclose on the home or property. In most cases, however, the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds. In the event of bankruptcy or similar proceedings with respect to the developer, builder or homeowner of a home or property underlying special assessment bonds held by the Fund, the bonds held by the Fund could lose a significant portion of their value. Such proceedings could occur as the result of developments unrelated to the home or property underlying special assessment bonds held by the High Yield Municipal Fund.

For the purpose of applying a Fund’s investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including one or more Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

While the Municipal Income Fund, High Yield Municipal Fund and Short Duration Tax-Free Fund, under normal circumstances, invest substantially all of their assets in Municipal Securities, the recognition of certain accrued market discount income (if the Funds acquire Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Funds.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the tax treatment of Municipal Securities and the availability of Municipal Securities for investment by the Tax Exempt Funds and the Funds’ liquidity and value. In such an event the Board of Trustees would reevaluate the Tax Exempt Funds’ investment objectives and policies.

Municipal Leases, Certificates of Participation and Other Participation Interests. High Quality Floating Rate, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, High Yield Municipal, High Yield, Strategic Income and Inflation Protected Securities Funds may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Funds’ limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Fund may be determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

High Quality Floating Rate, Short Duration Tax-Free, Government Income, Municipal Income, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, High Yield Municipal, High Yield, Strategic Income, U.S. Mortgages, Investment Grade Credit and Inflation Protected Securities Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying Municipal Securities, plus accrued interest.

Municipal Notes. Municipal Securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Tax Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are often purchased at a price which represents a premium over their face value.

Private Activity Bonds. High Quality Floating Rate, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, High Yield Municipal, High Yield and Strategic Income Funds may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas a Taxable Fund’s distributions of any tax exempt interest it receives from any source will be taxable for regular federal income tax purposes.

Tender Option Bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. High Quality Floating Rate, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, High Yield Municipal, High Yield, Strategic Income and Inflation Protected Securities Funds may invest in auction rate securities. Auction rate securities include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. In certain market environments, auction failures may be more prevalent, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. A Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the auction rate securities’ duration.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code of 1986, as amended (the “Code”).

A Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

Insurance. High Quality Floating Rate, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, High Yield Municipal, High Yield, Strategic Income and Inflation Protected Securities Funds may invest in “insured” tax exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the Shares of a Fund.

The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non-cancelable and continue in force as long as the bonds are outstanding.

A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody’s or Standard & Poor’s, or if unrated, determined by the Investment Adviser to be of comparable quality. The Municipal Securities invested in by High Yield Municipal, High Yield and Strategic Income Funds will not be subject to this requirement.

Standby Commitments. In order to enhance the liquidity of Municipal Securities, the Tax Exempt Funds and Strategic Income and Short Duration Income Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from a Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Fund. In considering whether a security meets a Fund’s quality standards, the particular Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.

The Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Fund’s net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Because the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Fund’s policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.

The Investment Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax exempt municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax exempt interest earned with respect to such Municipal Securities will be tax exempt in their hands. There is no assurance that standby commitments will be available to the Funds nor have the Funds assumed that such commitments would continue to be available under all market conditions.

Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund’s portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its portfolio securities.

Tobacco Settlement Revenue Bonds. The Short Duration Tax-Free Fund, Municipal Income Fund, High Yield Municipal Fund, Short Duration Income Fund and Strategic Income Fund may each invest a portion of its assets in tobacco settlement revenue bonds.

Tobacco settlement revenue bonds are municipal obligations that are backed entirely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Foreign Investments

Core Fixed Income, Core Plus Fixed Income, Short Duration Income, U.S. Mortgages, Investment Grade Credit, Global Income, High Yield, High Yield Floating Rate, Strategic Income, Emerging Markets Debt and Inflation Protected Securities Funds may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Enhanced Income and High Quality Floating Rate Funds may only invest in securities of foreign issuers that are denominated in U.S. dollars. Local Emerging Markets Debt Fund invests primarily in securities denominated in currencies other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect a Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse affect on the securities markets of those countries.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.

Foreign Government Obligations. Foreign government obligations include securities, instruments and obligations issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to services its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Investing in Emerging Countries

Market Characteristics. Of the Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, Global Income, and High Yield Funds’ investments in foreign securities, 10%, 15%, 20%, 10%, 10% and 25% of their respective total assets may be invested in emerging countries. The Emerging Markets Debt, Local Emerging Markets Debt, High Yield Floating Rate, Strategic Income and Inflation Protected Securities Funds are not limited in the amount of their assets that may be invested in emerging countries. Investment in debt securities of emerging country issuers involves special risks. The development of a market for such securities is a relatively recent phenomenon and debt securities of most emerging country issuers are less liquid and are generally subject to greater price volatility than securities of issuers in the United States and other developed countries. In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issuers or sectors. The markets for securities of emerging countries may have substantially less volume than the market for similar securities in the United States and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for a Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund’s assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser.

Transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

With respect to investments in certain emerging countries, antiquated legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of investors of U.S. corporations.

Economic, Political and Social Factors. Emerging countries may be subject to a greater degree of economic, political and social instability than the United States, Japan and most Western European countries, and unanticipated political and social developments may affect the value of a Fund’s investments in emerging countries and the availability to the Fund of additional investments in such countries. Moreover, political and economic structures in many emerging countries may be undergoing significant evolution and rapid development. Instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection and conflict; and (vi) the absence of developed legal structures governing foreign private property. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

Restrictions on Investment and Repatriation. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging countries is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

Emerging Country Government Obligations. Emerging country governmental entities are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental entities have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those entities.

The ability of emerging country governmental entities to make timely payments on their obligations is likely to be influenced strongly by the entity’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country governmental entity’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental entities to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government obligations to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government obligations in the event of default under the commercial bank loan agreements.

Brady Bonds. Certain foreign debt obligations commonly referred to as “Brady Bonds” are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government Securities.

Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which the Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Core Plus Fixed Income Fund, Short Duration Income Fund, Investment Grade Credit Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, High Yield Floating Rate Fund, Strategic Income and Inflation Protected Securities Fund are permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although a Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Funds’ assets that may be used for borrowing.

Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, the Funds’ investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

Forward Foreign Currency Exchange Contracts. Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, Global Income, High Yield, Emerging Markets Debt, Local Emerging Markets Debt, High Yield Floating Rate, Strategic Income and Inflation Protected Securities Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. U.S. Mortgages Fund may enter into forward foreign currency exchange contracts for hedging purposes only. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Funds may enter into forward foreign currency exchange contracts for hedging purposes in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, a Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Fund may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, Global Income, High Yield, High Yield Floating Rate, Strategic Income, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Investment Adviser determines that there is a pattern of correlation between the two currencies. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.

Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of the Funds will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. The segregated assets will be marked-to-market. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the assets will equal the amount of the Fund’s commitments with respect to such contracts. The Funds are not required to post cash collateral with their non-U.S. counterparties in certain foreign currency transactions. Accordingly, a Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with U.S. counterparties). The Funds will not enter into a forward contract with a term of greater than one year.

While the Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Markets for trading forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Because a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. A Fund will not enter into forward foreign currency exchange contracts, unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Investing in Europe

Certain of the Funds may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the European Union, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Funds have invested in.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Investing in Central and South American Countries

A significant portion of the Emerging Markets Debt, Local Emerging Markets Debt and Short Duration Income Funds’ portfolios may be invested in issuers located in Central and South American countries. Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Funds’ investments in Central and South America generally or in specific countries participating in such trade agreements.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

Each Fund may enter into interest rate, credit and total return swaps. Each Fund may also enter into interest rate caps, floors and collars. In addition, High Quality Floating Rate, Short Duration Government, Government Income, U.S. Mortgages, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, Global Income, High Yield, High Yield Floating Rate, Strategic Income and Inflation Protected Securities Funds may enter into mortgage swaps; and Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, High Yield, High Yield Floating Rate, Strategic Income, Global Income, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may enter into currency swaps. Each Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, a Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. As examples, interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Written credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security or pool of securities. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Loan credit default swaps are similar to credit default swaps on bonds, except that the underlying protection is sold on secured loans of a reference entity rather than a broader category of bonds or loans. Loan credit default swaps may be on single names or on baskets of loans, both tranched and untranched. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that such Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for a gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

Certain Funds may obtain exposure to Senior Loans through the use of derivative instruments including loan credit default swaps. Investments in loan credit default swaps involve many of the risks associated with investments in derivatives more generally.

To the extent that a Fund’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Funds and the Investment Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The applicable Funds will not enter into any interest rate, total return, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings. The applicable Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims–paying ability of the other party thereto is rated investment grade by Standard & Poor’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate, mortgage, credit, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment instruments were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps, swaptions, caps, floors and collars.

MMD Rate Loans. Certain Funds may purchase and sell Municipal Market Data AAA Cash Curve swaps, also known as “MMD rate locks.” A Fund may use these transactions for hedging purposes or, to the extent consistent with its investment policies, to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

An MMD rate lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment, as a duration management technique, or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD rate lock, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD rate lock is a contract between a Fund and an MMD rate lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligations Scale is above or below a specified level on the expiration date of the contract. In connection with investments in MMD rate locks, there is a risk that municipal yields will move in the opposite direction than that anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.

Options on Securities and Securities Indices

Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. A Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates that Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A put option is also covered if a Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A Fund may also cover call options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value when added to any margin on deposit that is equal to the market value of the securities in the case of a call option. In the case of the Core Fixed Income Fund, Core Plus Fixed Income Fund, Short Duration Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, or Local Emerging Markets Debt Fund, segregated cash or liquid assets may be quoted or denominated in any currency.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Each Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. The Funds may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.

The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or any securities index consisting of securities in which it may invest. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Writing and Purchasing Currency Call and Put Options. Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, Global Income, High Yield, High Yield Floating Rate, Strategic Income, Emerging Markets Debt, Local Emerging Markets Debt and Inflation Protected Securities Funds may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. In addition, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Global Income, High Yield, High Yield Floating Rate, Strategic Income, Local Emerging Markets Debt, and Inflation Protected Securities Funds may purchase call options on currency to seek to increase total return.

A currency call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A currency put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Options on Securities and Securities Indices—Writing Covered Options” above.

A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

A Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

A Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

In addition to using options for the hedging purposes described above, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, Global Income, High Yield, High Yield Floating Rate, Strategic Income, Emerging Markets Debt, Local Emerging Markets Debt and Inflation Protected Securities Funds may use options on currency to seek to increase total return. These Funds may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

The Funds may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Funds for the purpose of benefiting from a decline in the value of currencies which they do not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Funds would realize either no gain or a loss on the purchase of the put option.

Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

Each applicable Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

The amount of the premiums that a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by a Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.

Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of an Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Futures Contracts and Options on Futures Contracts

Each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of the Global Income, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, High Yield, High Yield Floating Rate, Strategic Income, Emerging Markets Debt, Local Emerging Markets Debt and Inflation Protected Securities Funds and any other financial instruments and indices. Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward LIBOR of a three-month deposit.

A Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, if a Fund invests in foreign securities (except the U.S. Mortgages Fund, Enhanced Income Fund, and High Quality Floating Rate Fund), currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not currently subject to registration or regulation as a pool operator under that Act with respect to the Funds. However, the Commodity Futures Trading Commission (“CFTC”) has recently adopted amendments to CFTC Rules which, when effective, may subject certain of the Funds to regulation by the CFTC, and certain of the Funds may have to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements governing commodity pools under the CEA. Certain of the rules that would apply to the Funds if they become subject to CFTC regulation as commodity pools have not yet been adopted, and it is unclear what the effect of those rules would be on the Funds if they are adopted. Alternatively, when the amendments become effective, the Funds may consider changes to their investment strategies (e.g., by reducing their use of certain futures, options and swaps) in order to continue to qualify for an exemption from regulation by the CFTC.

Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, Global Income, High Yield, High Yield Floating Rate, Strategic Income, Emerging Markets Debt, Local Emerging Markets Debt and Inflation Protected Securities Funds may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, these Funds may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies. In addition, certain Funds may enter into futures transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies Using Futures Contracts. When a Fund uses futures for hedging purposes, the Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s portfolio securities. Similarly, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, Global Income, High Yield, High Yield Floating Rate, Strategic Income, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Funds to segregate cash or liquid assets. The Funds may cover their transactions in futures contracts and related options through the segregation of cash or liquid assets or by other means, in any manner permitted by applicable law.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Combined Transactions

Each of the Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (as applicable)(including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Investment Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Short Sales

The Strategic Income Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

Short Sales Against the Box. Each of the Funds may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. A Fund may enter into a short sale against the box, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Mortgage Dollar Rolls

The Taxable Funds (other than Enhanced Income Fund, High Yield Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

Convertible Securities

The Enhanced Income, Short Duration Tax-Free, Municipal Income, Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, High Yield Municipal, High Yield, High Yield Floating Rate, Strategic Income, Emerging Markets Debt and Local Emerging Markets Debt Funds may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund. To the extent that a Fund holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Fund may, consistent with its investment objective, hold such common stock in its portfolio.

Lending of Portfolio Securities

Each Fund (other than High Yield Floating Rate Fund) may lend its portfolio securities to brokers, dealers and other institutions, including Goldman Sachs, although none presently intends to do so. By lending its securities, a Fund attempts to increase its net investment income.

Securities loans are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities equal to at least 100% of the value of the loaned securities. This collateral must be valued, or “marked to market,” daily. Borrowers are required to furnish additional collateral to the Fund as necessary to fully cover their obligations.

With respect to loans that are collateralized by cash, the Fund may reinvest that cash in short-term investments and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment of the borrowed collateral. Cash collateral may be invested in, among other things, other registered or unregistered funds, including private investing funds or money market funds that are managed by the Investment Adviser or its affiliates, and which pay the Investment Adviser or its affiliates for their services. If the Fund would receive non-cash collateral, the Fund receives a fee from the borrower equal to a negotiated percentage of the market value of the loaned securities.

For the duration of any securities loan, the Fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the loaned securities. The Fund will not have the right to vote its loaned securities during the period of the loan, but a Fund may attempt to recall a loaned security in anticipation of a material vote if it desires to do so. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions.

Securities lending involves certain risks. The Fund may lose money on its investment of cash collateral, resulting in a loss of principal, or may fail to earn sufficient income on its investment to cover the fee or rebate it has agreed to pay the borrower. A Fund may incur losses in connection with its securities lending activities that exceed the value of the interest income and fees received in connection with such transactions. Securities lending subjects a Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater with respect to non-U.S. securities. Engaging in securities lending could have a leveraging effect, which may intensify the other risks associated with investments in the Fund. In addition, a Fund bears the risk that the price of the securities on loan will increase while they are on loan, or that the price of the collateral will decline in value during the period of the loan, and that the counterparty will not provide, or will delay in providing, additional collateral. A Fund also bears the risk that a borrower may fail to return securities in a timely manner or at all, either because the borrower fails financially or for other reasons. If a borrower of securities fails financially, a Fund may also lose its rights in the collateral. A Fund could experience delays and costs in recovering loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. If a Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase replacement securities in the market. However, the Fund will incur transaction costs on the purchase of replacement securities. These events could trigger adverse tax consequences for the Fund. In determining whether to lend securities to a particular borrower, and throughout the period of the loan, the creditworthiness of the borrower will be considered and monitored. Loans will only be made to firms deemed to be of good standing, and where the consideration that can be earned currently from securities loans of this type is deemed to justify the attendant risk. It is intended that the value of securities loaned by a Fund will not exceed one-third of the value of a Fund’s total assets (including the loan collateral).

The Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral as a Fund asset except when determining total assets for the purpose of the above one-third limitation. Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or in the Prospectuses regarding investing in fixed income securities and cash equivalents.

A Fund’s Board of Trustees may approve the Fund’s participation in a securities lending program and adopt policies and procedures relating thereto. A Fund may retain an affiliate of the Investment Adviser to serve as its securities lending agent.

For its services, the securities lending agent may receive a fee from a Fund, including a fee based on the returns earned on the Fund’s investment of cash received as collateral for the loaned securities. In addition, a Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions. A Fund’s Board of Trustees periodically reviews securities loan transactions for which a Goldman Sachs affiliate has acted as lending agent for compliance with the Fund’s securities lending procedures. Goldman Sachs may also be approved as a borrower under a Fund’s securities lending program, subject to certain conditions.

Restricted and Illiquid Securities

Each Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the 1933 Act, including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements with a notice or demand period of more than seven days, certain SMBS, certain municipal leases, certain over-the-counter options, securities and other financial instruments that are not readily marketable, certain Senior Loans and Second Lien Loans, certain CDOs, CLOs, CBOs, bank obligations, non-investment grade securities and other credit instruments and Restricted Securities unless, based upon a review of the trading markets for specific investments, those investments are determined to be liquid. Those investment practices could have the effect of increasing the level of illiquidity in a Fund to the extent that market demand for securities held by the Fund decreases such that previously liquid securities become illiquid. The Trustees have adopted guidelines and delegated to the Investment Advisers the function of determining and monitoring the liquidity of the Funds’ portfolio securities.

The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

When-Issued Securities and Forward Commitments

Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Funds may realize capital gains or losses in connection with these transactions. For purposes of determining each Fund’s duration, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date. Each Fund is generally required to segregate, until three days prior to settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, each Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Other Investment Companies

Each Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”). A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund. A Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more that 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Funds) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Moreover, pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Funds may invest in investment companies and money market funds for which an Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. However, to the extent that a Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Additionally, to the extent that any Fund serves as an “underlying Fund” to another Goldman Sachs Fund, that underlying Fund may invest a percentage of its assets in other investment companies if those investments are consistent with applicable law and/or exemptive orders obtained from the SEC.

Core Fixed Income Fund, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, Global Income Fund, High Yield, High Yield Floating Rate, Strategic Income, Emerging Markets Debt, Inflation Protected Securities and Local Emerging Markets Debt Funds may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.

ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. An ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected.

Repurchase Agreements

Each Fund may enter into repurchase agreements with banks, brokers, and dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. With respect to Enhanced Income Fund, Core Fixed Income Fund, Core Plus Fixed Income, Short Duration Income, Global Income Fund, High Yield, High Yield Floating Rate, Strategic Income, Emerging Markets Debt, Local Emerging Markets Debt and Inflation Protected Securities Funds, these repurchase agreements may involve foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by each Fund’s custodian (or sub-custodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

For purposes of the Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), each Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

The Funds, together with other registered investment companies having management agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

Each Fund (other than the Enhanced Income Fund) may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. In the case of the Core Fixed Income, Core Plus Fixed Income, Short Duration Income, Investment Grade Credit, Global Income, High Yield, High Yield Floating Rate, Strategic Income, Emerging Markets Debt, Local Emerging Markets Debt, and Inflation Protected Securities Funds, these reverse repurchase agreements may involve foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price a Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s outstanding shares.

When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Taxable Investments and the Tax-Exempt Funds

The Tax Exempt Funds may invest in the taxable money market instruments described in the foregoing sections. When a Fund’s assets are invested in such instruments, a Fund may not be achieving its investment objective of providing income except from federal and/or applicable state or local taxes.

Portfolio Maturity

Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions. For example, if an issuer of an instrument takes advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call refund or redemption not occur. Similarly, in calculating its dollar-weighted average maturity, a Fund may determine the maturity of a variable or floating rate obligation according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.

Temporary Investments

Each Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest a certain percentage of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; ETFs and other investment companies; and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Portfolio Turnover

Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed income securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate of each Fund will vary from year to year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. When a Fund purchases a TBA mortgage, it can either receive the underlying pools of the TBA mortgage or roll it forward a month. The portfolio turnover rate increases when a Fund rolls the TBA forward. During the fiscal year ended March 31, 2012, the Government Income, U.S. Mortgages and Strategic Income Funds’ portfolio turnover rates increased significantly from the prior fiscal year because of an increase in mortgage dollar rolls and step-out trades (step-out trades are undertaken to reduce the risk of failed delivery of mortgage-backed securities in TBA transactions, rather than undertaken as a separate investment decision), and the High Yield Fund’s portfolio turnover rate increased significantly from the prior fiscal year due to increased portfolio trading in response to increased volatility in the high yield market. The Emerging Markets Debt Fund’s portfolio turnover rate decreased significantly from the prior fiscal year due to lower levels of debt issuance.

Special Note Regarding Market Events

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self -regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Non-Diversified Status

Because Global Income Fund, High Yield Municipal Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund are each “non-diversified” under the Act, they are subject only to certain federal tax diversification requirements. Under federal tax laws, Global Income Fund, High Yield Municipal Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund may each, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of each Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government Securities and regulated investment companies.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the affected Fund. In addition, the policies of Short Duration Tax-Free Fund, Municipal Income Fund and High Yield Municipal Fund to invest under normal market conditions at least 80% of their respective Net Assets in Municipal Securities the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes) and, in the case of the Short Duration Tax-Free Fund only, is not a tax preference item under the federal alternative minimum tax, are fundamental policies. The policy of Inflation Protected Securities Fund to invest under normal circumstances at least 80% of its Net Assets in IPS of varying maturities, including TIPS and CIPS, is a fundamental policy. The investment objective of each Fund and all other investment policies or practices of the Funds are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As defined in the Act, “a majority of the outstanding voting securities” of a Fund means the vote of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the shares of a Fund.

For the purposes of the limitations (except for the asset coverage requirement with respect to borrowings), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Tax Exempt Funds and the Strategic Income Fund, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such security.

Fundamental Investment Restrictions

As a matter of fundamental policy, the Fund may not:

All Funds Except Inflation Protected Securities, High Yield Floating Rate, Core Plus Fixed Income, Local Emerging Markets Debt, U.S. Mortgages, High Yield Municipal, Short Duration Tax-Free and Municipal Income Funds

(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities;

Inflation Protected Securities and High Yield Floating Rate Funds

(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.);

Core Plus Fixed Income Fund

(1)

Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-

refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. These Municipal Securities include (a) Municipal Securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; and (c) industrial development obligations;

Local Emerging Markets Debt Fund

(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities);

U.S. Mortgages Fund

(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities); provided that during normal market conditions, the Fund intends to invest at least 25% of the value of its total assets in mortgage-related securities. (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities;

High Yield Municipal, Short Duration Tax-Free and Municipal Income Funds

(1)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities. The Fund may invest 25% or more of the value of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Securities. These Municipal Securities include (a) Municipal Securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; and (c) industrial development obligations;

All Funds Except Emerging Markets Debt, U.S. Mortgages, Investment Grade Credit, High Yield Floating Rate, Strategic Income, Local Emerging Markets Debt and Short Duration Income Funds

(2)	Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d) the Fund may purchase securities on margin to the extent permitted by applicable law; and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

Emerging Markets Debt, U.S. Mortgages, Investment Grade Credit, High Yield Floating Rate, Strategic Income and Short Duration Income Funds

(2)	Borrow money, except (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d) the Fund may purchase securities on margin to the extent permitted by applicable law; and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

Local Emerging Markets Debt Fund

(2)	Borrow money, except (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) the Fund may purchase securities on margin to the extent permitted by applicable law;

The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

All Funds Except Emerging Markets Debt, Local Emerging Markets Debt, U.S. Mortgages, Investment Grade Credit, High Yield Floating Rate, Strategic Income and Short Duration Income Funds

(3)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and (c) loans of securities as permitted by applicable law;

Emerging Markets Debt, Local Emerging Markets Debt, U.S. Mortgages, Investment Grade Credit, High Yield Floating Rate, Strategic Income and Short Duration Income Funds

(3)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law; and (d) loans to affiliates of the Fund to the extent permitted by law;

All Funds

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

All Funds Except Core Fixed Income, Core Plus Fixed Income and Inflation Protected Securities Funds

(5)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

Core Fixed Income, Core Plus Fixed Income and Inflation Protected Securities Funds

(5)	Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

All Funds

(6)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts;

All Funds

(7)	Issue senior securities to the extent such issuance would violate applicable law;

All Funds Except Global Income, Emerging Markets Debt, Local Emerging Markets Debt and High Yield Municipal Funds

(8)	Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

Non-Fundamental Investment Restrictions

In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.

The Fund may not:

All Funds

(1)	Invest in companies for the purpose of exercising control or management;

(2)	Invest more than 15% of the Fund’s net assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

All Funds Except Local Emerging Markets Debt Fund

(3)	Purchase additional securities if the Fund’s borrowings, as permitted by the Fund’s borrowing policy, exceed 5% of its net assets. (Mortgage dollar rolls are not subject to this limitation);

Local Emerging Markets Debt Fund

(3)	Purchase additional securities if the Fund’s borrowings, as permitted by the Fund’s borrowing policy, exceed 5% of its net assets;

All Funds Except Strategic Income Fund

(4)	Make short sales of securities, except short sales against-the-box.

TRUSTEES AND OFFICERS

The Trust’s Leadership Structure

The business and affairs of the Funds are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of seven Independent Trustees and two Interested Trustees. The Board has selected an Independent Trustee to act as Chairman, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chairman’s duties, the Chairman will consult with the other Independent Trustees and the Funds’ officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least six times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Funds, and to consider such other matters as they deem appropriate.

The Board has established six standing committees – Audit, Governance and Nominating, Compliance, Valuation, Dividend and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.

The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees of the Trust

Information pertaining to the Trustees of the Trust as of July 27, 2012 is set forth below.

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994–1996 and 1998–Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992–2004 and 2006–Present); and was formerly Trustee, Scholarship America (1998–2005); Trustee, Institute for Higher Education Policy (2003–2008); Director, Private Equity Investors–III and IV (1998–2007), and	104	Apollo Investment Corporation (a business development company)

			Equity-Linked Investors II (April 2002–2007). Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.

Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006–2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007–2009); Managing Director, BlackRock, Inc. (2006–2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997–2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999–2006). Trustee—Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975—2003); Director, Emerging Markets Group, Ltd. (2004—2006); and Director, Elderhostel, Inc. (2006— Present). Trustee—Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991—2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009—Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003—2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006—2007). Trustee—Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002–2008); Director, FIIS (2002–2008); Director, Fidelity Investments Institutional Operations Company (2003–2007); Executive Officer, Fidelity Distributors Corporation (2007–2008). Trustee—Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011–Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984–2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004–2009). Trustee—Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003–2008); Trustee Emeritus, The University of Chicago (1987-Present). Trustee—Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company)

			Interested Trustees

James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998—Present); Director of Institutional Fund Sales, GSAM (April 1998—December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993—April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007— Present); Senior Vice President—	104	None

Goldman Sachs Mutual Fund Complex

(May 2007—November 2007); and

Vice President—Goldman Sachs

Mutual Fund Complex (2001—2007).

Trustee—Goldman Sachs Mutual Fund

Complex (November 2007 and

December 2002—May 2004).

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director—GSAM (May 1999—Present); Consultant to GSAM (December 1994—May 1999); and Limited Partner, Goldman Sachs (December 1994—May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Funds’ Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Funds.

[3]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund and Goldman Sachs Variable Insurance Trust. As of July 27, 2012, the Goldman Sachs Trust consisted of 90 portfolios (87 of which currently offer shares to the public), Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Fund’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of July 27, 2012 that led the Board to conclude that such individual should serve as a Trustee.

Ashok N. Bakhru. Mr. Bakhru has served as a Trustee since 1991 and Chairman of the Board since 1996. Mr. Bakhru serves as President of ABN Associates, a management and financial consulting firm, and is a Director of Apollo Investment Corporation, a business development company. Previously, Mr. Bakhru was the Chief Financial Officer, Chief Administrative Officer and Director of Coty Inc., a multinational cosmetics, fragrance and personal care company. Previously, Mr. Bakhru held several senior management positions at Scott Paper Company, a major manufacturer of paper products, including Senior Vice President and Chief Financial Officer. Mr. Bakhru also serves on the Governing Council of the Independent Directors Council and the Board of Governors of the Investment Company Institute. He also serves on the Advisory Board of BoardIQ, an investment publication. In addition, Mr. Bakhru has served as Director of Equity-Linked Investments II and Private Equity Investors III and IV, which are private equity partnerships based in New York City. Mr. Bakhru was also a Director of Arkwright Mutual Insurance Company. Based on the foregoing, Mr. Bakhru is experienced with financial and investment matters.

Donald C. Burke. Mr. Burke has served as Trustee since 2010. Mr. Burke serves as a Director of Avista Corp., an energy company. Mr. Burke was a Managing Director of BlackRock, Inc., where he was President and Chief Executive Officer of BlackRock’s U.S. funds and a director and chairman of several offshore funds advised by BlackRock. As President and Chief Executive Officer of BlackRock’s U.S. funds, he was responsible for all accounting, tax and regulatory reporting requirements for over 300 open-end and closed-end BlackRock funds. Previously, he was a Managing Director, First Vice President and Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”), where he worked for 16 years prior to MLIM’s merger with BlackRock, and was instrumental in the integration of BlackRock’s and MLIM’s operating infrastructure following the merger. While at MLIM, he was Chief Financial Officer and Treasurer of MLIM’s U.S. funds and Head of Global Operations and Client Services, where he was responsible for the development and maintenance of MLIM’s operating infrastructure across the Americas, Europe and the Pacific Rim. He also developed controls for the MLIM U.S. funds’ financial statement certification process to comply with the Sarbanes-Oxley Act of 2002, worked with fund auditors in connection with the funds’ annual audits and established the department responsible for all tax issues impacting the MLIM U.S. funds. Previously, Mr. Burke was Tax Manager at Deloitte & Touche, where he was designated as one of the firm’s lead specialists in the investment company industry, and advised multinational corporations, partnerships, universities and high net worth individuals in tax matters. Mr. Burke is a certified public accountant. Based on the foregoing, Mr. Burke is experienced with accounting, financial and investment matters.

John P. Coblentz, Jr. Mr. Coblentz has served as Trustee since 2003. Mr. Coblentz has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Coblentz was a partner with Deloitte & Touche LLP for 28 years. While at Deloitte & Touche LLP, Mr. Coblentz was lead partner responsible for all auditing and accounting services to a variety of large, global companies, a significant portion of which operated in the financial services industry. Mr. Coblentz was also the national managing partner for the firm’s risk management function, a member of the firm’s Management Committee and the first managing partner of the firm’s Financial Advisory Services practice, which brought together the firm’s mergers and acquisition services, forensic and dispute services, corporate finance, asset valuation and reorganization businesses under one management structure. He served as a member of the firm’s Board of Directors. Mr. Coblentz also currently serves as a Director of Elderhostel, Inc., a not-for-profit organization. Mr. Coblentz is a certified public accountant. Based on the foregoing, Mr. Coblentz is experienced with accounting, financial and investment matters.

Diana M. Daniels. Ms. Daniels has served as Trustee since 2007. Ms. Daniels also serves as Vice Chair of the Board of Trustees of Cornell University. Ms. Daniels held several senior management positions at The Washington Post Company and its subsidiaries, where she worked for 29 years. While at The Washington Post Company, Ms. Daniels served as Vice Present, General Counsel, Secretary to the Board of Directors and Secretary to the Audit Committee. Previously, Ms. Daniels served as Vice President and General Counsel of Newsweek, Inc. Ms. Daniels has also served as a member of the Corporate Advisory Board of Standish Mellon Management Advisors and of the Legal Advisory Board of New York Stock Exchange. Ms. Daniels is also a member of the American Law Institute and of the Advisory Council of the Inter-American Press Association. Based on the foregoing, Ms. Daniels is experienced with legal, financial and investment matters.

Joseph P. LoRusso. Mr. LoRusso has served as Trustee since 2010. Mr. LoRusso held a number of senior management positions at Fidelity Investments for over 15 years, where he was most recently President of Fidelity Investments Institutional Services Co. (“FIIS”). As President of FIIS, Mr. LoRusso oversaw the development, distribution and servicing of Fidelity’s investment and retirement products through various financial intermediaries. Previously, he served as President, Executive Vice President and Senior Vice President of Fidelity Institutional Retirement Services Co., where he helped establish Fidelity’s 401(k) business and built it into the largest in the U.S. In these positions, he oversaw sales, marketing, implementation, client services, operations and technology. Mr. LoRusso also served on Fidelity’s Executive Management Committee. Prior to his experience with Fidelity, he was Second Vice President in the Investment and Pension Group of John Hancock Mutual Life Insurance, where he had responsibility for developing and running the company’s 401(k) business. Previously, he worked at The Equitable (now a subsidiary of AXA Financial), where he was Product Manager of the company’s then-nascent 401(k) business, and at Arthur Andersen & Co. (now Accenture), as a Senior Consultant within the firm’s consulting practice. Based on the foregoing, Mr. LoRusso is experienced with financial and investment matters.

Jessica Palmer. Ms. Palmer has served as Trustee since 2007. Ms. Palmer serves as a Director of Emerson Center for the Arts and Culture, a not-for-profit organization. Ms. Palmer worked at Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) for over 20 years, where she was a Managing Director. While at Citigroup Corporate and Investment Banking, Ms. Palmer was Head of Global Risk Management, Chair of the Global Commitment Committee, Co-Chair of International Investment Banking (New York) and Head of Fixed Income Capital Markets. Ms. Palmer was also a member of the Management Committee and Risk Management Operating Committee of Citigroup, Inc. Prior to that, Ms. Palmer was a Vice President at Goldman Sachs in its international corporate finance department. Ms. Palmer was also Assistant Vice President of the

International Division at Wells Fargo Bank, N.A. Ms. Palmer was also a member of the Board of Trustees of a private elementary and secondary school. Based on the foregoing, Ms. Palmer is experienced with financial and investment matters.

Richard P. Strubel. Mr. Strubel has served as Trustee since 1987. Mr. Strubel also serves as Chairman of the Northern Funds, a family of retail and institutional mutual funds managed by The Northern Trust Company. He also serves on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). Mr. Strubel was Vice-Chairman of the Board of Cardean Learning Group (formerly known as Unext), and previously served as Unext’s President and Chief Operating Officer. Mr. Strubel was Managing Director of Tandem Partners, Inc., a privately-held management services firm, and served as President and Chief Executive Officer of Microdot, Inc. Previously, Mr. Strubel served as President of Northwest Industries, then a NYSE-listed company, a conglomerate with various operating entities located around the country. Before joining Northwest, Mr. Strubel was an associate and later managing principal of Fry Consultants, a management consulting firm based in Chicago. Mr. Strubel is also a Trustee Emeritus of the University of Chicago and is an adjunct professor at the University of Chicago Booth School of Business. Based on the foregoing, Mr. Strubel is experienced with financial and investment matters.

James A. McNamara. Mr. McNamara has served as Trustee and President of the Trust since 2007 and has served as an officer of the Trust since 2001. Mr. McNamara is a Managing Director at Goldman Sachs. Mr. McNamara is currently head of Global Third Party Distribution at GSAM, where he was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Alan A. Shuch. Mr. Shuch has served as a Trustee since 1990. Mr. Shuch is an Advisory Director to Goldman Sachs. Mr. Shuch serves on the Board of Trustees of a number of offshore funds managed by GSAM. He serves on GSAM’s Valuation and Brokerage Allocation Committees. Prior to retiring as a general partner of Goldman Sachs in 1994, Mr. Shuch was president and chief operating officer of GSAM which he founded in 1988. Mr. Shuch joined the Goldman Sachs Fixed Income Division in 1976. He was instrumental in building Goldman Sachs’ Corporate Bond Department and served as co-head of the Global Fixed Income Sales and the High Yield Bond and Preferred Stock Departments. He headed the Portfolio Restructuring and Fixed Income Quantitative and Credit Research Departments. Mr. Shuch also served on a variety of firm-wide committees including the International Executive, New Product and Strategic Planning Committees and was a member of the Stone Street/Bridge Street Private Equity Board. Mr. Shuch serves on Wharton’s Graduate Executive Board. Based on the foregoing, Mr. Shuch is experienced with financial and investment matters.

Officers of the Trust

Information pertaining to the officers of the Trust as of July 27, 2012 is set forth below.

Officers of the Trust

Name, Age And Address	Position(s) Held With the Trust	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998—December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993—April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007—Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007—November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001—2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002—May 2004).

Scott McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007—Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005—2007); and Director (2005—2007), Vice President (2000—2005), Assistant Vice President (1998—2000), Deutsche Asset Management or its predecessor (1998—2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs

Mutual Fund Complex.

Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992—Present). Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

Peter Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 54	Assistant Treasurer	Since 2000

Vice President, Goldman Sachs (July 2000—Present); Principal Financial Officer, Commerce Bank Mutual Fund Complex (2008-Present); Associate, Prudential Insurance Company of America (November 1985—June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999—2000).

Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: 48	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998—Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995—October 1998). Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 49	Vice President	Since 1998

Managing Director, Goldman Sachs (December 2006—Present); Vice President, GSAM (June 1998—Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996—June 1998).

Vice President—Goldman Sachs Mutual Fund Complex.

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 49	Vice President	Since 2000	Manager, Financial Control—Shareholder Services, Goldman Sachs (1986—Present). Vice President—Goldman Sachs Mutual Fund Complex.

Mark Hancock 71 South Wacker Drive Chicago, IL 60606 Age: 44	Vice President	Since 2007

Managing Director, Goldman Sachs (November 2005–Present); Vice President, Goldman Sachs (August 2000–November 2005); Senior Vice President—Dreyfus Service Corp (1999–2000); and Vice President—Dreyfus Service Corp (1996–1999). Vice President—Goldman Sachs Mutual Fund Complex.

Jeffrey D. Matthes 30 Hudson Street Jersey City, NJ 07302 Age: 43	Vice President	Since 2007	Vice President, Goldman Sachs (December 2004—Present); and Associate, Goldman Sachs (December 2002—December 2004). Vice President—Goldman Sachs Mutual Fund Complex.

Carlos W. Samuels 30 Hudson Street Jersey City, NJ 07302 Age: 37	Vice President	Since 2007

Vice President, Goldman Sachs (December 2007—Present); Associate, Goldman Sachs (December 2005—December 2007); Analyst, Goldman Sachs (January 2004—December 2005).

Vice President—Goldman Sachs Mutual Fund Complex.

Miriam Cytryn 200 West Street New York, NY 10282 Age: 54	Vice President	Since 2008

Vice President, GSAM (2008-Present); Vice President of Divisional Management, Investment Management Division (2007-2008); Vice President and Chief of Staff, GSAM US Distribution (2003-2007); and Vice President of Employee Relations, Goldman Sachs (1996-2003).

Vice President—Goldman Sachs Mutual Fund Complex.

Glen Casey 200 West Street New York, NY 10282 Age: 47	Vice President	Since 2008	Managing Director, Goldman Sachs (2007-Present); and Vice President, Goldman Sachs (1997-2007). Vice President—Goldman Sachs Mutual Fund Complex.

Mark Heaney Christchurch Court 10-15 Newgate Street London, EC1A 7HD, UK Age: 44	Vice President	Since 2010

Executive Director, GSAM (May 2005-Present); Director of Operations (UK and Ireland), Invesco Asset Management (May 2004-March 2005); Global Head of Investment Administration, Invesco Asset Management (September 2001-May 2004); Managing Director (Ireland), Invesco Asset Management (March 2000-September 2001); Director of Investment Administration, Invesco Asset Management (December 1998-March 2000).

Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003

Managing Director, Goldman Sachs (December 2006—Present); Associate General Counsel, Goldman Sachs (2002—Present); Vice President, Goldman Sachs (1999—2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006—Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003 —2006).

David Fishman 200 West Street New York, NY 10282 Age: 47	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Danny Burke 200 West Street New York, NY 10282 Age: 49	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987–Present). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Deborah Farrell 30 Hudson Street Jersey City, NJ 07302 Age: 41	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005-Present); Associate, Goldman Sachs (2001-2005); and Analyst, Goldman Sachs (1994-2005). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Patrick T. O’Callaghan 200 West Street New York, NY 10282 Age: 40	Assistant Secretary	Since 2009	Vice President, Goldman Sachs (2000-Present); Associate, Goldman Sachs (1998-2000); Analyst, Goldman Sachs (1995-1998). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

James A. McCarthy 200 West Street New York, NY 10282 Age: 48	Assistant Secretary	Since 2009	Managing Director, Goldman Sachs (2003-Present); Vice President, Goldman Sachs (1996-2003); Portfolio Manager, Goldman Sachs (1995-1996). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Andrew Murphy 200 West Street New York, NY 10282 Age: 39	Assistant Secretary	Since 2010

Vice President, Goldman Sachs (April 2009-Present); Assistant General Counsel, Goldman Sachs (April 2009-Present); Attorney, Axiom Legal (2007-2009); Vice President and Counsel, AllianceBernstein, L.P. (2001-2007).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Robert Griffith 200 West Street New York, NY 10282 Age: 37	Assistant Secretary	Since 2011

Vice President, Goldman Sachs (August 2011–Present); Assistant General Counsel, Goldman Sachs (August 2011–Present); Vice President and Counsel, Nomura Holding America, Inc. (2010–2011); Associate, Simpson Thacher & Bartlett LLP (2005–2010).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Assistant Secretary	Since 2012

Vice President, Goldman Sachs (August 2006–Present); Associate General Counsel, Goldman Sachs (2012–Present); Assistant General Counsel, Goldman Sachs (August 2006–December 2011); Associate, Weil, Gotshal & Manges–LLP (2002-2006)

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held four meetings during the fiscal year ended March 31, 2012.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during the fiscal year ended March 31, 2012. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.

The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment adviser, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met three times during the fiscal year ended March 31, 2012. All of the Independent Trustees serve on the Compliance Committee.

The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and Shuch serve on the Valuation Committee, together with certain employees of GSAM who are not Trustees. The Valuation Committee met twelve times during the fiscal year ended March 31, 2012. The Valuation Committee reports periodically to the Board.

The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Messrs. McNamara and McHugh serve on the Dividend Committee. The Dividend Committee met twelve times during the fiscal year ended March 31, 2012.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Funds’ investment management, distribution, transfer agency, and certain other agreements with the Funds’ Investment Advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met three times during the fiscal year ended March 31, 2012. All of the Independent Trustees serve on the Contract Review Committee.

Risk Oversight

The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Funds or GSAM, its affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. For example, GSAM has an independent dedicated Market Risk Group that assists GSAM in managing investment risk. Representatives from the Market Risk Group regularly meet with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Funds’ independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Funds’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between the GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of the Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund as of December 31, 2011, unless otherwise noted.

Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee[2]

Ashok N. Bakhru	High Yield Fund: Over $100,000	Over $100,000

Donald C. Burke

Short Duration Government Fund: $10,001-$50,000

Short Duration Tax-Free Fund: $1-$10,000

High Yield Fund: $1-$10,000

High Yield Floating Rate Fund: $1-$10,000

High Yield Municipal Fund: $1-$10,000

Enhanced Income Fund: $1-$10,000

Emerging Markets Debt Fund: $1-$10,000

Core Fixed Income Fund: $1-$10,000

Core Plus Fixed Income Fund: $1-$10,000

Global Income Fund: $1-$10,000

Strategic Income Fund: $1-$10,000

Inflation Protected Securities Fund: $1-$10,000

Local Emerging Markets Debt Fund: $1-$10,000

Over $100,000

John P. Coblentz, Jr.	High Yield Fund: Over $100,000 Core Fixed Income Fund: $10,001-$50,000	Over $100,000

Diana M. Daniels	Municipal Income Fund: Over $100,000 Local Emerging Markets Debt Fund: $10,001-$50,000 Short Duration Tax-Free Fund: Over $100,000 Inflation Protected Securities Fund: $50,001-$100,000	Over $100,000

Joseph P. LoRusso	None	Over $100,000

James A. McNamara	High Yield Municipal Fund: $1-$10,000	Over $100,000

Jessica Palmer	Municipal Income Fund: Over $100,000	Over $100,000

Alan A. Shuch	None	Over $100,000

Richard P. Strubel	None	Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in each Fund described in this SAI.
[2]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund and Goldman Sachs Variable Insurance Trust. As of December 31, 2011, the Trust consisted of 90 portfolios (83 of which offered shares to the public), the Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which offered shares to the public), and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.

As of July June 29, 2012, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each class of the Funds.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chairman and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended March 31, 2012:

Trustee Compensation

Name of Trustee	Enhanced Income	High Quality Floating Rate	Short Duration Government	Short Duration Tax-Free	Government Income	Municipal Income	U.S. Mortgages
Ashok N. Bakhru[1]	$3,409	$3,270	$4,354	$4,487	$3,503	$3,383	$3,289
Donald C. Burke	2,200	2,111	2,811	2,897	2,261	2,184	2,123
John P. Coblentz[2]	2,546	2,442	3,252	3,351	2,616	2,526	2,456
Diana M. Daniels	2,200	2,111	2,811	2,897	2,261	2,184	2,123
Joseph P. LoRusso	2,200	2,111	2,811	2,897	2,261	2,184	2,123
James A. McNamara[3]	—	—	—	—	—	—	—
Jessica Palmer	2,200	2,111	2,811	2,897	2,261	2,184	2,123
Alan A. Shuch[3]	—	—	—	—	—	—	—
Richard P. Strubel	2,200	2,111	2,811	2,897	2,261	2,184	2,123

Name of Trustee	Core Fixed Income	Core Plus Fixed Income	Short Duration Income[4]	Investment Grade Credit	Global Income	High Yield Municipal
Ashok N. Bakhru[1]	$3,938	$3,264	$773	$3,360	$3,493	$4,696
Donald C. Burke	2,542	2,107	499	2,169	2,255	3,032
John P. Coblentz[2]	2,941	2,437	578	2,510	2,609	3,507
Diana M. Daniels	2,542	2,107	499	2,169	2,255	3,032
Joseph P. LoRusso	2,542	2,107	499	2,169	2,255	3,032
James A. McNamara[3]	—	—	—	—	—	—
Jessica Palmer	2,542	2,107	499	2,169	2,255	3,032
Alan A. Shuch[3]	—	—	—	—	—	—
Richard P. Strubel	2,542	2,107	499	2,169	2,255	3,032

Name of Trustee	High Yield	High Yield Floating Rate	Strategic Income	Emerging Markets Debt	Inflation Protected Securities	Local Emerging Markets Debt
Ashok N. Bakhru[1]	$5,600	$3,394	$4,128	$3,447	$3,229	$4,004
Donald C. Burke	3,615	2,191	2,665	2,225	2,085	2,585
John P. Coblentz[2]	4,182	2,535	3,083	2,574	2,412	2,990
Diana M. Daniels	3,615	2,191	2,665	2,225	2,085	2,585
Joseph P. LoRusso	3,615	2,191	2,665	2,225	2,085	2,585
James A. McNamara[3]	—	—	—	—	—	—
Jessica Palmer	3,615	2,191	2,665	2,225	2,085	2,585
Alan A. Shuch[3]	—	—	—	—	—	—
Richard P. Strubel	3,615	2,191	2,665	2,225	2,085	2,585

Name of Trustee	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From Fund Complex (including the Funds) [5]
Ashok N. Bakhru[1]	$0	$395,000
Donald C. Burke	0	254,999
John P. Coblentz[2]	0	294,999
Diana M. Daniels	0	254,999
Joseph P. LoRusso	0	254,999
James A. McNamara[3]	—	—
Jessica Palmer	0	254,999
Alan A. Shuch[3]	—	—
Richard P. Strubel	0	254,999

[1]	Includes compensation as Board Chairman.
[2]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
[3]	Messrs. McNamara and Shuch are Interested Trustees, and as such, receive no compensation from the Funds or the Goldman Sachs Mutual Fund Complex.
[4]	Short Duration Income Fund commenced operations on February 29, 2012.
[5]

Represents fees paid to each Trustee during the fiscal year ended March 31, 2012 from the Goldman Sachs Mutual Fund Complex. The Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund and Goldman Sachs Variable Insurance Trust. As of March 31, 2012 the Trust consisted of 90 portfolios (87 of which offered shares to the public) and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which offered shares to the public). The Goldman Sachs Municipal Opportunity Fund does not currently offer shares to the public.

Miscellaneous

Class A Shares of the Funds may be sold at NAV without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Funds’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.

The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

MANAGEMENT SERVICES

As stated in the Funds’ Prospectuses, GSAM, 200 West Street, New York, New York 10282, serves as the Investment Adviser to each Fund, except the Global Income Fund, pursuant to Management Agreements. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April, 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs served as the investment adviser to the Enhanced Income Fund, Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, Core Fixed Income Fund, High Yield Municipal Fund and High Yield Fund. On or about April 26, 2003, GSAM assumed investment advisory responsibilities for those Funds. GSAMI, Procession House, Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, an affiliate of Goldman Sachs, serves as Investment Adviser to Global Income Fund pursuant to a Management Agreement. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. GSAMI is also an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectuses for a description of the applicable Investment Adviser’s duties to the Funds.

Founded in 1869, Goldman Sachs Group, Inc. is a financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as each Fund’s Management Agreement is in effect.

The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Global Investment Research division provides original fundamental insights and analysis for clients in the equity, fixed income and currency and commodities markets. The group covers areas such as economics, portfolio strategy, derivatives and equity and credit securities in more than 25 stock markets and 50 economies and regions around the world. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Advisers subject to Chinese Wall restrictions.

In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs’ options evaluation model analyzes a security’s term, coupon and call option, providing an overall analysis of the security’s value relative to its interest risk.

In planning the Tax Exempt Funds’ strategies, the portfolio managers also evaluate and monitor individual issues by using analytical techniques that have traditionally been applied to corporate bonds and Mortgage-Backed Securities. In particular, the Investment Adviser’s embedded option valuation model provides a picture of an individual security’s relative value and the portfolio’s overall interest rate risk. By constantly reviewing the positions of securities within the portfolio, the Investment Adviser looks for opportunities to enhance the Tax Exempt Funds’ yields by fine-tuning the portfolio, using quantitative tools designed for municipal portfolio management. The Investment Adviser has assembled an experienced team of professionals for selection of the Tax Exempt Funds’ portfolio securities.

In structuring the High Quality Floating Rate, Short Duration Government, Government Income, Core Fixed Income, Core Plus Fixed Income, Short Duration Income and Strategic Income Funds’ respective securities portfolios, the Investment Adviser will review the existing overall economic and mortgage market trends. The Investment Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Investment Adviser will then apply this analysis to a list of eligible securities that meet the respective Fund’s investment guidelines. With respect to High Quality Floating Rate Fund, this analysis is used to plan a two-part portfolio, which will consist of a core portfolio of ARMs and a “relative value” portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest-only SMBS).

With respect to High Quality Floating Rate Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund, Core Plus Fixed Income Fund, Short Duration Income Fund and Strategic Income Fund, the applicable Investment Adviser expects to utilize Goldman Sachs’ sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. Government Securities, Mortgage-Backed Securities and other securities and to employ this technology periodically to re-evaluate the Funds’ investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower’s right to prepay the mortgage, the Investment Adviser uses a sophisticated option-adjusted spread (“OAS”) model to measure expected returns. A security’s OAS is a function of the level and shape of the yield curve, volatility and the applicable Investment Adviser’s expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Investment Adviser considers it a better way to measure a security’s expected return and absolute and relative values than yield to maturity. In using OAS technology, the Investment Adviser will first evaluate the absolute level of a security’s OAS and consider its liquidity and its interest rate, volatility and prepayment sensitivity. The Investment Adviser will then analyze its value relative to alternative investments and to its own investments. The Investment Adviser will also measure a security’s interest rate risk by computing an option adjusted duration (“OAD”). The Investment Adviser believes a security’s OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Investment Adviser also evaluates returns for different mortgage market sectors and evaluates the credit risk of individual securities. This sophisticated technical analysis allows the Investment Adviser to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Fund’s duration targets and cash flow pattern requirements.

Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Investment Adviser also expects to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs’ proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

The Investment Adviser will use OAS analytics to choose what it believes is an appropriate portfolio of investments for High Quality Floating Rate Fund, Short Duration Government Fund, Government Income Fund, Core Fixed Income Fund, Core Plus Fixed Income Fund, Short Duration Income Fund and Strategic Income Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund’s particular composition and performance targets, the Investment Adviser will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

The Investment Adviser also expects to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Investment Adviser will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

Goldman Sachs has agreed to provide the Investment Adviser, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Investment Adviser with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

With respect to the Enhanced Income Fund, the Investment Adviser will review the existing overall economic trends in structuring the Fund’s securities portfolio. The Investment Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Investment Adviser will then apply this analysis to a list of eligible securities that meet the Fund’s investment guidelines. The Investment Adviser expects to utilize Goldman Sachs’ sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government and other securities and to employ this technology periodically to re-evaluate the Fund’s investments as market conditions change.

The fixed income research capabilities of Goldman Sachs available to the Investment Advisers include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed Income Research Department monitors developments in U.S. and foreign fixed income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund’s investments.

In addition to fixed income research and credit research, the Investment Adviser is supported by Goldman Sachs’ economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Pensions and Investments, Forbes and Dalbar. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.

In allocating assets in the applicable Funds’ portfolios among currencies, the Investment Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

The Management Agreements provide that GSAM and GSAMI, in their capacity as Investment Advisers, may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Funds’ Management Agreements were most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on June 13, 2012 with respect to the Funds. These management arrangements were last approved by the shareholders of the Funds then in existence on April 21, 1997. The management arrangements for those Funds which commenced investment operations after April 21, 1997 were last approved by the initial sole shareholder of each such Fund prior to the Fund’s commencement of operations. A discussion regarding the Trustees’ basis for approving the Management Agreements for each Fund in 2011 (2012 in the case of the Short Duration Income Fund) is available in the Funds’ semi-annual reports for the period ended September 30, 2011 (the annual report dated March 31, 2012 in the case of the Short Duration Income Fund), and a discussion regarding the Trustees’ basis for approving the Management Agreements for each Fund in 2012 will be available in the Funds’ semi-annual reports for the period ended September 30, 2012.

Each Management Agreement will remain in effect until June 30, 2013 and will continue in effect with respect to each Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval.

Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the applicable Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.

Pursuant to the Management Agreements, the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on such respective Fund’s average daily net assets. Also included below are the actual management fee rates paid by each Fund (after reflection of any voluntary management fee waivers, as indicated) for the fiscal year ended March 31, 2012:

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended March 31, 2012
GSAM-Advised Funds
Enhanced Income Fund	0.25% on the first $1 billion 0.23% on the next $1 billion 0.22% on the next $3 billion 0.22% on the next $3 billion 0.22% over $8 billion	0.20%[1]

High Quality Floating Rate Fund	0.40% on the first $1 billion 0.36% on the next $1 billion 0.34% on the next $3 billion 0.33% on the next $3 billion 0.32% over $8 billion	0.32%[1]

Short Duration Government Fund	0.50% on the first $1 billion 0.45% on the next $1 billion 0.43% on the next $3 billion 0.42% on the next $3 billion 0.41% over $8 billion	0.41%[2]

Short Duration Tax-Free Fund	0.40% on the first $1 billion 0.36% on the next $1 billion 0.34% on the next $3 billion 0.33% on the next $3 billion 0.32% over $8 billion	0.35%[1]

Government Income Fund	0.54% on the first $1 billion 0.49% on the next $1 billion 0.47% on the next $3 billion 0.46% on the next $3 billion 0.45% over $8 billion	0.53% [1]

Municipal Income Fund	0.55% on the first $1 billion 0.50% on the next $1 billion 0.48% on the next $3 billion 0.47% on the next $3 billion 0.46% over $8 billion	0.42%[1]

U.S. Mortgages Fund	0.40% on the first $1 billion 0.36% on the next $1 billion 0.34% on the next $3 billion 0.33% on the next $3 billion 0.32% over $8 billion	0.33%[1]

Core Fixed Income Fund	0.40% on the first $1 billion 0.36% on the next $1 billion 0.34% on the next $3 billion 0.33% on the next $3 billion 0.32% over $8 billion	0.38%

Core Plus Fixed Income Fund	0.45% on the first $1 billion 0.41% on the next $1 billion 0.39% on the next $3 billion 0.38% on the next $3 billion 0.37% over $8 billion	0.45%

Short Duration Income Fund	0.40% on the first $1 billion 0.36% on the next $1 billion 0.34% on the next $3 billion 0.33% on the next $3 billion 0.32% over $8 billion	0.40%

Investment Grade Credit Fund	0.40% on the first $1 billion 0.36% on the next $1 billion 0.34% on the next $3 billion 0.33% on the next $3 billion 0.32% over $8 billion	0.33%[1]

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended March 31, 2012

High Yield Municipal Fund	0.55% on the first $2 billion 0.50% on the next $3 billion 0.48% on the next $3 billion 0.47% over $8 billion	0.53%

High Yield Fund	0.70% on the first $2 billion 0.63% on the next $3 billion 0.60% on the next $3 billion 0.59% over $8 billion	0.66%

High Yield Floating Rate Fund	0.60% on the first $1 billion 0.54% on the next $1 billion 0.51% on the next $3 billion 0.50% on the next $3 billion 0.49% over $8 billion	0.60%

Strategic Income Fund	0.60% on the first $1 billion 0.54% on the next $1 billion 0.51% on the next $3 billion 0.50% on the next $3 billion 0.49% over $8 billion	0.57%

Emerging Markets Debt Fund	0.80% on the first $2 billion 0.72% on the next $3 billion 0.68% on the next $3 billion 0.67% over $8 billion	0.80%

Local Emerging Markets Debt Fund	0.90% on the first $2 billion 0.81% on the next $3 billion 0.77% on the next $3 billion 0.75% over $8 billion	0.82% [1]

Inflation Protected Securities Fund	0.33% on the first $1 billion 0.30% on the next $1 billion 0.28% on the first $3 billion 0.27% on the next $3 billion 0.26% over $8 billion	0.21%[1]

GSAMI-Advised Fund
Global Income Fund	0.65% on the first $1 billion 0.59% on the next $1 billion 0.56% on the first $3 billion 0.55% on the next $3 billion 0.54% over $8 billion	0.65%

[1]

The Investment Adviser agreed to waive a portion of its management fees, such that the effective net management fee rates would not exceed 0.20%, 0.31%, 0.35%, 0.53%, 0.40%, 0.33%, 0.33%, 0.80% and 0.20% for the Enhanced Income, High Quality Floating Rate, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Investment Grade Credit, Local Emerging Markets Debt and Inflation Protected Securities Funds, respectively. (Fee waivers for High Quality Floating Rate, Government Income, Municipal Income, Local Emerging Markets Debt and Inflation Protected Securities Funds are as of June 30, 2011. Prior to June 30, 2011, the Municipal Income and Inflation Protected Securities Funds had fee waivers such that their effective net management fee rates would not exceed 0.50% and 0.25%, respectively, and the High Quality Floating Rate Fund was subject to a temporary waiver of 0.05% of its management fee.) These fee waivers will remain in place through at least July 27, 2013 (except for that applicable to Enhanced Income Fund, which has been discontinued) and prior to such date the Investment Advisor may not terminate the arrangements without the approval of the Board of Trustees. In the absence of such fee waivers, the management fees for the Enhanced Income, High Quality Floating Rate, Short Duration Tax-Free, Government Income, Municipal Income, U.S. Mortgages, Investment Grade Credit, Local Emerging Markets Debt and Inflation Protected Securities Funds would have been equal to 0.25%, 0.40%, 0.37%, 0.54%, 0.55%, 0.40%, 0.40%, 0.89% and 0.33%, respectively.

[2]

The Investment Adviser has voluntarily agreed to waive a portion of its management fee equal on an annualized basis to 0.05% of the Short Duration Government Fund’s average daily net assets. This management fee waiver is temporary and may be modified or terminated at any time at the option of the Investment Adviser, without shareholder approval. In the absence of such fee waiver, the management fees for Short Duration Government Fund would have been equal to 0.46%.

For the fiscal years ended March 31, 2012, March 31, 2011, and March 31, 2010, the amounts of the fees (net of fee waivers, as applicable) incurred by each Fund then in existence under its Management Agreement were as follows:

Fund	Fiscal Year ended March 31, 2012	Fiscal Year ended March 31, 2011	Fiscal Year ended March 31, 2010
Enhanced Income Fund(1)	$1,367,759	$2,033,897	$1,684,050
High Quality Floating Rate Fund(2)	1,186,195	2,230,909	2,235,040
Short Duration Government Fund(3)	10,776,672	15,083,973	13,647,512
Short Duration Tax-Free Fund(4)	9,452,558	8,840,845	5,134,971
Government Income Fund(5)	4,445,865	4,951,024	5,282,824
Municipal Income Fund(6)	2,463,706	3,203,796	3,008,356
Core Fixed Income Fund	6,599,936	6,718,958	5,829,377
Short Duration Income Fund(7)	3,708	—	—
Global Income Fund	5,253,991	5,957,969	5,839,182
High Yield Municipal Fund	17,019,502	19,162,597	15,651,431
High Yield Fund	33,214,857	38,169,496	35,125,901
High Yield Floating Rate Fund(8)	3,328,039	1,838	—
Strategic Income(9)	11,880,176	2,633,608	—
Emerging Markets Debt Fund	5,355,040	4,396,342	1,887,492
U.S. Mortgages Fund(10)	1,276,737	1,482,071	1,525,974
Investment Grade Credit Fund(11)	1,768,480	2,163,324	1,587,703
Core Plus Fixed Income Fund	1,512,208	1,464,646	897,364
Inflation Protected Securities Fund(12)	556,957	580,286	395,803
Local Emerging Markets Debt Fund(13)	16,050,065	14,366,746	2,205,875

(1)

Had fee waiver arrangements not been in effect, Enhanced Income Fund would have paid advisory fees of $1,709,699, $2,542,371 and $2,105,062, respectively, for the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010.

(2)

Had fee waiver arrangements not been in effect, High Quality Floating Rate Fund would have paid advisory fees of $1,479,003 and $2,326,021, respectively, for the fiscal years ended March 31, 2012 and March 31, 2011.

(3)

Had fee waiver arrangements not been in effect, Short Duration Government Fund would have paid advisory fees of $12,076,235 and $15,711,742, respectively, for the fiscal years ended March 31, 2012 and March 31, 2011.

(4)

Had fee waiver arrangements not been in effect, Short Duration Tax-Free Fund would have paid advisory fees of $10,034,035, $9,440,880 and $5,687,646, respectively, for the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010.

(5)	Had fee waiver arrangements not been in effect, Government Income Fund would have paid advisory fees of $4,507,953 for the fiscal year ended March 31, 2012.
(6)

Had fee waiver arrangements not been in effect, Municipal Income Fund would have paid advisory fees of $3,187,509, $3,524,183 and $3,309,199, respectively, for the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010.

(7)	The Short Duration Income Fund commenced operations on February 29, 2012.
(8)	The High Yield Floating Rate Fund commenced operations on March 31, 2011.
(9)	The Strategic Income Fund commenced operations on June 30, 2010.
(10)

Had fee waiver arrangements not been in effect, U.S. Mortgages Fund would have paid advisory fees of $1,547,561, $1,796,449 and $1,849,666, respectively, for the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010.

(11)

Had fee waiver arrangements not been in effect, Investment Grade Credit Fund would have paid advisory fees of $2,143,612, $2,622,211 and $1,924,703, respectively, for the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010.

(12)

Had fee waiver arrangements not been in effect, Inflation Protected Securities Fund would have paid advisory fees of $873,198, $765,976 and $522,459, respectively, for the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010.

(13)	Had fee waiver arrangements not been in effect, Local Emerging Markets Debt Fund would have paid advisory fees of $17,388,934 for the fiscal year ended March 31, 2012.

Each Investment Adviser performs administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (i) providing supervision of all aspects of the Funds’ non-investment operations (other than certain operations performed by others pursuant to agreements with the Funds); (ii) providing the Funds, to the extent not provided pursuant to the agreement with the Trust’s custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds; (iii) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Funds’ expense, of each Fund’s tax returns, reports to shareholders, periodic updating of the Funds’ prospectuses and statements of additional information, and reports filed with the SEC and other regulatory authorities; (iv) providing the Funds, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services; and (v) maintaining all of the Funds’ records other than those maintained pursuant to such agreements.

Portfolio Managers – Other Accounts Managed by the Portfolio Managers

The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management (unless otherwise noted, the information below is provided as of March 31, 2012).

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Enhanced Income Fund
U.S. Fixed Income-Investment Management Team
James McCarthy	17	$129.88 billion	53	$75.73 billion	140	$51.18 billion	—	—	—	—	3	$2.37 billion
Dave Fishman	17	$129.88 billion	53	$75.73 billion	140	$51.18 billion	—	—	—	—	3	$2.37 billion
High Quality Floating Rate Fund
U.S. Fixed Income- Investment Management Team
James McCarthy	17	$129.88 billion	53	$75.73 billion	140	$51.18 billion	—	—	—	—	3	$2.37 billion
Dave Fishman	17	$129.88 billion	53	$75.73 billion	140	$51.18 billion	—	—	—	—	3	$2.37 billion
Short Duration Government Fund
U.S. Fixed Income- Investment Management Team
James McCarthy	17	$129.88 billion	53	$75.73 billion	140	$51.18 billion	—	—	—	—	3	$2.37 billion
Dave Fishman	17	$129.88 billion	53	$75.73 billion	140	$51.18 billion	—	—	—	—	3	$2.37 billion
Short Duration Tax-Free Fund
U.S. Fixed Income- Municipal Investment Management Team
Ben Barber	40	$142.35 billion	116	$92.93 billion	2,194	$128.15 billion	—	—	13	$3.67 billion	38	$12.24 billion
Scott Diamond	40	$142.35 billion	116	$92.93 billion	2,194	$128.15 billion	—	—	13	$3.67 billion	38	$12.24 billion
Government Income Fund
U.S. Fixed Income- Investment Management Team
Mark Van Wyk	75	$139.99 billion	234	$116.87 billion	813	$174.68 billion	—	—	13	$3.67 billion	58	$22.68 billion
Michael Swell	97	$154.21 billion	267	$132.83 billion	2,660	$214.27 billion	—	—	14	$3.68 billion	74	$25.83 billion
Municipal Income Fund
U.S. Fixed Income- Municipal Investment Management Team
Ben Barber	40	$142.35 billion	116	$92.93 billion	2,194	$128.15 billion	—	—	13	$3.67 billion	38	$12.24 billion
Scott Diamond	40	$142.35 billion	116	$92.93 billion	2,194	$128.15 billion	—	—	13	$3.67 billion	38	$12.24 billion
U.S. Mortgages Fund
U.S. Fixed Income- Investment Management Team
Tom Teles	97	$154.21 billion	267	$132.83 billion	2,660	$214.27 billion	—	—	14	$3.68 billion	74	$25.83 billion
Peter D. Dion	38	$9.608 billion	138	$30.36 billion	748	$159.99 billion	—	—	13	$3.67 billion	54	$22.42 billion
Christopher Creed	38	$9.608 billion	138	$30.36 billion	748	$159.99 billion	—	—	13	$3.67 billion	54	$22.42 billion
Christopher Hogan	38	$9.608 billion	138	$30.36 billion	748	$159.99 billion	—	—	13	$3.67 billion	54	$22.42 billion
Strategic Income Fund
U.S. Fixed Income-Investment Management Team
Jonathan Beinner	97	$154.21 billion	267	$132.83 billion	2,660	$214.27 billion	—	—	14	$3.68 billion	74	$25.83 billion
Michael Swell	97	$154.21 billion	267	$132.83 billion	2,660	$214.27 billion	—	—	14	$3.68 billion	74	$25.83 billion
Core Fixed Income Fund
U.S. Fixed Income-Investment Management Team
Jonathan A. Beinner	97	$154.21 billion	267	$132.83 billion	2,660	$214.27 billion	—	—	14	$3.68 billion	74	$25.83 billion
Michael Swell	97	$154.21 billion	267	$132.83 billion	2,660	$214.27 billion	—	—	14	$3.68 billion	74	$25.83 billion

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Core Plus Fixed Income Fund
U.S. Fixed Income-Investment Management Team
Jonathan A. Beinner	97	$154.21 billion	267	$132.83 billion	2,660	$214.27 billion	—	—	14	$3.68 billion	74	$25.83 billion
Michael Swell	97	$154.21 billion	267	$132.83 billion	2,660	$214.27 billion	—	—	14	$3.68 billion	74	$25.83 billion
Short Duration Income Fund
Global Liquidity Management Team
Dave Fishman	17	$129.88 billion	53	$75.73 billion	140	$51.18 billion	—	—	—	—	3	$2.37 billion
James McCarthy	17	$129.88 billion	53	$75.73 billion	140	$51.18 billion	—	—	—	—	3	$2.37 billion
Investment Grade Credit Fund
U.S. Fixed Income-Investment Management Team
Lale Topcuoglu	26	$9.77 billion	65	$18.01 billion	513	$120.82 billion	—	—	7	$805 million	39	$13.62 billion
Ben Johnson	26	$9.77 billion	65	$18.01 billion	513	$120.82 billion	—	—	7	$805 million	39	$13.62 billion
Global Income Fund
Global Fixed Income-Investment Management Team
Andrew Wilson	97	$154.21 billion	267	$132.83 billion	2,660	$214.27 billion	—	—	14	$3.68 billion	74	$25.83 billion
Iain Lindsay	97	$154.21 billion	267	$132.83 billion	2,660	$214.27 billion	—	—	14	$3.68 billion	74	$25.83 billion
High Yield Municipal Fund
U.S. Fixed Income-Municipal Investment Management Team
Ben Barber	40	$142.35 billion	116	$92.93 billion	2,194	$128.15 billion	—	—	13	$3.67 billion	38	$12.24 billion
Scott Diamond	40	$142.35 billion	116	$92.93 billion	2,194	$128.15 billion	—	—	13	$3.67 billion	38	$12.24 billion
High Yield Fund
U.S. Fixed Income-High Yield Investment Management Team
Rob Cignarella	48	$13.07 billion	154	$42.13 billion	762	$111.43 billion	—	—	13	$3.67 billion	57	$21.6 billion
Rachel C. Golder	41	$10.42 billion	154	$38.22 billion	852	$157.14 billion	—	—	13	$3.67 billion	55	$22.74 billion
Michael Goldstein	48	$13.07 billion	154	$42.13 billion	762	$111.43 billion	—	—	13	$3.67 billion	57	$21.6 billion
High Yield Floating Rate Fund
U.S. Fixed Income-High Yield Investment Management Team
Michael Goldstein	48	$13.07 billion	154	$42.13 billion	762	$111.43 billion	—	—	13	$3.67 billion	57	$21.60 billion
Michael Chang	46	$12.51 billion	137	$33.8 billion	638	$98.69 billion	—	—	13	$3.67 billion	51	$19.68 billion
Jean Joseph	46	$12.51 billion	137	$33.8 billion	638	$98.69 billion	—	—	13	$3.67 billion	51	$19.68 billion
Emerging Markets Debt Fund
Global Fixed Income-Investment Management Team
Samuel Finkelstein	97	$154.21 billion	267	$132.83 billion	2,660	$214.27 billion	—	—	14	$3.68 billion	74	$25.83 billion
Ricardo Penfold	52	$11.88 billion	173	$42.27 billion	763	$156.51 billion	—	—	13	$3.67 billion	53	$21.09 billion
Inflation Protected Securities Fund
U.S Fixed Income-Investment Management Team
Matt Kaiser	26	$6.88 billion	65	$18.01 billion	513	$120.82 billion	—	—	7	$805 million	39	$13.62 billion
Mark Van Wyk	75	$139.99 billion	234	$116.87 billion	813	$174.68 billion	—	—	13	$3.67 billion	58	$22.68 billion
Local Emerging Markets Debt Fund
Global Fixed Income-Investment Management Team
Samuel Finkelstein	97	$154.21 billion	267	$132.83 billion	2,660	$214.27 billion	—	—	14	$3.68 billion	74	$25.83 billion
Ricardo Penfold	52	$11.88 billion	173	$42.27 billion	763	$156.51 billion	—	—	13	$3.67 billion	53	$21.09 billion

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Funds and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio managers’ management of the Funds’ investments and the investments of other accounts, see “Potential Conflicts of Interest – Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”

Portfolio Managers — Compensation

Compensation for portfolio managers of the Investment Advisers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Advisers and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

For compensation purposes, the benchmarks for these Funds are:

Enhanced Income Fund: Goldman Sachs Enhanced Income Fund Composite Index (comprised of the BofA ML Six-Month U.S. Treasury Bill Index (50%) and BofA ML One-Year U.S. Treasury Note Index (50%))

High Quality Floating Rate Fund: BofA Three Month U.S. Treasury Bill Index

Short Duration Government Fund: BofA ML Two-Year U.S. Treasury Note Index

Short Duration Tax-Free Fund: Barclays 1-3 Year Municipal Bond Index

Government Income Fund: Barclays Government/Mortgage Index

Municipal Income Fund: Barclays Aggregate Municipal Bond Index

U.S. Mortgages Fund: Barclays U.S. Securitized Bond Index

Core Fixed Income Fund: Barclays U.S. Aggregate Bond Index

Core Plus Fixed Income Fund: Barclays U.S. Aggregate Bond Index

Short Duration Income Fund: a composite index consisting of the Barclays USD Corporate Bonds Index, 1-5 Years (50%) and the Barclays 1-5 Year U.S. Government Index (50%)

Investment Grade Credit Fund: Barclays U.S. Credit Index

Global Income Fund: Barclays Global Aggregate Index

High Yield Municipal Fund: Goldman Sachs High Yield Municipal Fund Composite Index (comprised of the Barclays Aggregate Municipal Bond Index (formerly, the Lehman Brothers Aggregate Municipal Bond Index) (40%) and the Barclays High Yield Municipal Bond Index (formerly, the Lehman Brothers High Yield Municipal Bond Index) (60%))

High Yield Fund: Barclays U.S. Corporate High Yield Bond Index—2% Issuer Capped (formerly, the Lehman Brothers U.S. Corporate High Yield Bond Index—2% Issuer Capped)

High Yield Floating Rate Fund: Barclays Leveraged Loan Index

Strategic Income Fund: 3-Month LIBOR (USD)

Emerging Markets Debt Fund: J.P. Morgan EMBI Global Diversified Index

Local Emerging Markets Debt Fund: J.P. Morgan GBI-EM Global Diversified Index

Inflation Protected Securities Fund: Barclays U.S. TIPS Index

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Portfolio Managers – Portfolio Managers’ Ownership of Shares of the Funds They Manage

The following table shows the portfolio managers’ ownership of shares of the Funds they manage as of March 31, 2012.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Enhanced Income Fund
James McCarthy	$10,001-$50,000
Dave Fishman	$50,001-$100,000
High Quality Floating Rate Fund
James McCarthy	$10,001-$50,000
Dave Fishman	$50,001-$100,000
Short Duration Government Fund
James McCarthy	$50,001-$100,000
Dave Fishman	$100,001-$500,000
Short Duration Tax-Free Fund
Ben Barber	$10,001-$50,000
Scott Diamond	$10,001-$50,000
Government Income Fund
Michael Swell	$10,001-$50,000
Mark Van Wyk	$50,001-$100,000
Municipal Income Fund
Ben Barber	$10,001-$50,000
Scott Diamond	$10,001-$50,000
U.S. Mortgages Fund
Thomas D. Teles	$50,001-$100,000
Peter D. Dion	$100,001-$500,000
Christopher Creed	$50,001-$100,000
Christopher Hogan	$10,001-$50,000
Core Fixed Income Fund
Jonathan A. Beinner	$500,001-$1 million
Michael Swell	$10,001-$50,000
Core Plus Fixed Income Fund
Jonathan A. Beinner	$0
Michael Swell	$10,001-$50,000
Short Duration Income Fund
Dave Fishman	$0
James McCarthy	$0
Investment Grade Credit Fund
Lale Topcuoglu	$0
Ben Johnson	$0
Global Income Fund
Andrew Wilson	$0
Ian Lindsay	$0
High Yield Municipal Fund
Ben Barber	$500,001-$1 million
Scott Diamond	$50,001-$100,000
High Yield Fund
Rob Cignarella	$100,001-$500,000
Rachel C. Golder	$100,001-$500,000
Michael Goldstein	$50,001-$100,000
High Yield Floating Rate Fund
Michael Goldstein	$0
Michael Chang	$0
Jean Joseph	$0
Strategic Income Fund
Jonathan Beinner	$500,001-$1 million
Michael Swell	$100,001-$500,000

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Emerging Markets Debt Fund
Samuel Finkelstein	$50,001-$100,000
Ricardo Penfold	$0
Local Emerging Markets Debt Fund
Samuel Finkelstein	$50,001-$100,000
Ricardo Penfold	$0
Inflation Protected Securities Fund
Matt Kaiser	$10,001-$50,000
Mark Van Wyk	$50,001-$100,000

Distributor and Transfer Agent

Distributor. Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Funds’ Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain Authorized Institutions to solicit subscriptions for Class A, Class B, Class C, Class R and Class IR Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class A, Class B and Class C Shares, of such Fund shares. Goldman Sachs retained approximately the following combined commissions on sales of Class A, B and C Shares during the following periods:

	Fiscal year ended March 31, 2012	Fiscal year ended March 31, 2011	Fiscal year ended March 31, 2010
Enhanced Income Fund(1)	$1,109	$3,577	$11,428
High Quality Floating Rate Fund(2)	1,497	3,317	19,567
Short Duration Government Fund	8,047	38,535	103,184
Short Duration Tax-Free Fund	8,603	15,721	49,470
Government Income Fund	8,788	21,810	54,129
Municipal Income Fund	32,245	50,380	93,543
Core Fixed Income Fund	14,150	30,276	84,062
Short Duration Income Fund(3)(4)	0	—	—
Global Income Fund	8,955	32,927	23,501
High Yield Municipal Fund	67,142	92,064	124,845
High Yield Fund	100,234	97,725	156,600
High Yield Floating Rate Fund(3)(5)	15	0	—
Strategic Income Fund(3)(6)	124,975	115,729	—
Emerging Markets Debt Fund(3)	15,528	58,193	25,670
U.S. Mortgages Fund(2)	22	292	1,900
Investment Grade Credit Fund(2)	2,391	2,528	5,881
Core Plus Fixed Income Fund	10,765	23,239	25,160
Inflation Protected Securities Fund(3)	25,021	25,088	54,627
Local Emerging Markets Debt Fund(3)	21,861	61,176	5,700

(1)	Enhanced Income Fund does not currently offer Class C Shares.
(2)	High Quality Floating Rate Fund, U.S. Mortgages Fund and Investment Grade Credit Fund do not currently offer Class B and Class C Shares.
(3)

Short Duration Income Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Inflation Protected Securities Fund, and Local Emerging Markets Debt Fund do not currently offer Class B Shares.

(4)	Short Duration Income Fund commenced operations on February 29, 2012.
(5)	High Yield Floating Rate Fund commenced operations on March 31, 2011.
(6)	Strategic Income Fund commenced operations on June 30, 2010.

Dealer Reallowances. Class A Shares of the Funds are sold subject to a front-end sales charge, as described in the Prospectuses and in this SAI in the section “SHARES OF THE TRUST.” Goldman Sachs pays commissions to Authorized Institutions that sell Class A Shares of the Funds in the form of a “reallowance” of all or a portion of the sales charge paid on the purchase of those shares. Goldman Sachs reallows the following amounts, expressed as a percentage of each Fund’s offering price with respect to purchases under $100,000 for Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Investment Grade Credit Fund, Global Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Inflation Protected Securities Fund,

Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Core Plus Fixed Income Fund, Municipal Income Fund and High Yield Municipal Fund; and under $500,000 for Short Duration Government Fund, Short Duration Tax-Free Fund, Enhanced Income Fund, Short Duration Income Fund and High Quality Floating Rate Fund:

Fund	% of sales charge re-allowed to broker/dealers
Enhanced Income	1.24%
High Quality Floating Rate	1.23%
Short Duration Government	1.45%
Short Duration Tax-Free	1.48%
Government Income	3.47%
Municipal Income	3.22%
Core Fixed Income	3.38%
Short Duration Income	0.00%[1]
Global Income	3.13%
High Yield Municipal	4.01%
High Yield	3.99%
High Yield Floating Rate	2.24%
Strategic Income	3.33%
Emerging Markets Debt	4.00%
U.S. Mortgages	3.18%
Investment Grade Credit	3.32%
Core Plus Fixed Income	3.26%
Local Emerging Markets Debt	4.03%
Inflation Protected Securities	3.28%

[1]	Short Duration Income Fund commenced operations on February 29, 2012.

Dealer allowances may be changed periodically. During special promotions, the entire sales charge may be reallowed to Authorized Institutions. Authorized Institutions to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the 1933 Act.

Transfer Agent. Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606, serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to: (i) record the issuance, transfer and redemption of shares; (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements; (iii) provide certain information to the Trust’s custodian and the relevant subcustodian in connection with redemptions; (iv) provide dividend crediting and certain disbursing agent services; (v) maintain shareholder accounts; (vi) provide certain state Blue Sky and other information; (vii) provide shareholders and certain regulatory authorities with tax-related information; (viii) respond to shareholder inquiries; and (ix) render certain other miscellaneous services. For its transfer agency and dividend disbursing agent services, Goldman Sachs is entitled to receive a fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to each Fund’s Institutional, Administration, Service, and Separate Account Institutional Shares and 0.13% of average daily net assets with respect to each Fund’s Class A, Class B, Class C, Class R and Class IR Shares (less transfer agency expenses borne by a share class). Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Funds’ Prospectuses.

As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, from each Fund then in existence as follows under the fee schedules then in effect:

Fiscal Year Ended March 31, 2012

Fund	Class A, B and C Shares	Class R Shares	Class IR Shares	Institutional Shares	Service Shares	Administration Shares	Separate Account Institutional
Enhanced Income Fund[1]	$240,972	—	$2,657	$197,645	—	$944	—
High Quality Floating Rate Fund	133,906	—	947	106,123	$284	—	—
Short Duration Government Fund	1,328,799	—	37,745	585,314	33,861	—	—
Short Duration Tax-Free Fund	1,135,029	—	3,946	733,538	4,499	—	—
Government Income Fund	606,883	$22,376	1,422	101,686	38,181	—	—
Municipal Income Fund	476,355	—	758	85,454	32	—	—
Core Fixed Income Fund	432,502	24	1,033	552,549	2,930	—	—
Short Duration Income Fund[2]	59	1	1	352	—	—	—
Global Income Fund	278,182	—	369	237,548	67	—	—
High Yield Municipal Fund	572,889	—	2,348	1,104,048	—	—	—
High Yield Fund	1,134,733	19,075	33,453	1,649,972	8,397	—	—
High Yield Floating Rate Fund[3]	2,071	14	259	221,148	—	—	—
Strategic Income Fund[4]	1,329,506	36	64,240	409,783	—	—	—
Emerging Markets Debt Fund[1]	238,250	—	3,901	193,244	—	—	—
U.S. Mortgages Fund[5]	6,750	—	0	9,410	—	—	$143,269
Investment Grade Credit Fund[5]	188,456	—	657	59,104	—	—	97,068
Core Plus Fixed Income Fund	147,243	34	3,241	88,100	4	—	—
Inflation Protected Securities Fund	168,758	1,697	1,331	52,985	—	—	—
Local Emerging Markets Debt Fund[1]	832,834	—	15,104	516,694	—	—	—

Fiscal Year Ended March 31, 2011

Fund	Class A, B and C Shares	Class R Shares	Class IR Shares	Institutional Shares	Service Shares	Administration Shares	Separate Account Institutional
Enhanced Income Fund[1]	$407,201	—	$0	$279,898	—	$1,588	—
High Quality Floating Rate Fund	273,046	—	577	147,792	$618	—	—
Short Duration Government Fund	1,872,209	—	7,446	735,166	64,315	—	—
Short Duration Tax-Free Fund	1,275,029	—	25	614,411	9,838	—	—
Government Income Fund	716,821	$12,623	799	100,374	41,678	—	—
Municipal Income Fund	546,595	—	69	88,024	74	—	—
Core Fixed Income Fund	1,068,771	21	1,639	370,867	1,876	—	—
Short Duration Income Fund[2]	—	—	—	—	—	—	—
Global Income Fund	310,270	—	18	271,285	39	—	—
High Yield Municipal Fund	696,964	—	215	1,238,500	—	—	—
High Yield Fund	1,588,412	12,477	2,071	1,849,475	8,606	—	—
High Yield Floating Rate Fund[3]	0	0	0	123	—	—	—
Strategic Income Fund[4]	291,285	11	6,061	86,633	—	—	—
Emerging Markets Debt Fund[1]	236,161	—	913	146,871	—	—	—
U.S. Mortgages Fund[5]	10,847	—	—	22,870	—	—	$153,437
Investment Grade Credit Fund[5]	237,122	—	—	77,510	—	—	111,751
Core Plus Fixed Income Fund	157,260	50	447	81,645	4	—	—
Inflation Protected Securities Fund	132,478	801	164	51,786	—	—	—
Local Emerging Markets Debt Fund[1]	1,100,675	—	3,620	298,955	—	—	—

Fiscal Year Ended March 31, 2010

Fund	Class A, B and C Shares	Class R Shares	Class IR Shares	Institutional Shares	Service Shares	Administration Shares	Separate Account Institutional
Enhanced Income Fund[1]	$289,370	—	—	$246,685	—	$1,088	—
High Quality Floating Rate Fund	307,238	—	$273	127,881	$1,004	—	—
Short Duration Government Fund	1,836,898	—	1,397	565,142	55,045	—	—
Short Duration Tax-Free Fund	881,990	—	—	313,262	2,872	—	—
Government Income Fund	812,268	$2,112	141	102,023	38,711	—	—
Municipal Income Fund	521,895	—	—	79,985	99	—	—
Core Fixed Income Fund	998,607	15	79	293,368	2,603	—	—
Short Duration Income Fund[2]	—	—	—	—	—	—	—
Global Income Fund	283,364	—	—	272,060	85	—	—
High Yield Municipal Fund	1,341,224	—	—	759,432	—	—	—
High Yield Fund	2,072,225	1,513	296	1,504,248	7,654	—	—
High Yield Floating Rate Fund[3]	—	—	—	—	—	—	—
Strategic Income Fund[4]	—	—	—	—	—	—	—
Emerging Markets Debt Fund[1]	92,729	—	—	65,842	—	—	—
U.S. Mortgages Fund[5]	12,418	—	—	36,067	—	—	$145,086
Investment Grade Credit Fund[5]	181,406	—	—	49,612	—	—	87,046
Core Plus Fixed Income Fund	108,342	34	142	46,371	4	—	—
Inflation Protected Securities Fund	104,969	137	119	30,951	—	—	—
Local Emerging Markets Debt Fund[1]	111,163	—	—	63,835	—	—	—

[1]	Class IR Shares of the Enhanced Income Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund commenced operations on July 30, 2010.
[2]	Short Duration Income Fund commenced operations on February 29, 2012.
[3]	High Yield Floating Rate Fund commenced operations on March 31, 2011.
[4]	Strategic Income Fund commenced operations on June 30, 2010.
[5]	Class IR Shares of the U.S. Mortgages Fund and Investment Grade Credit Fund commenced operations on July 29, 2011.

The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees, account service fees, shareholder administration fees and administration fees paid to Authorized Institutions, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, shareholder expenses, any expenses assumed by a Fund pursuant to its distribution and service plans, the compensation and expenses of its “independent” Trustees, the fees and expenses of pricing services and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, account service plan, administration plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.

Fees and expenses of legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the costs incurred by the Investment Advisers in performing certain accounting services not being provided by the Trust’s custodian.

The imposition of the Investment Advisers’ fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Advisers may waive receipt of fees and/or assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

As of July 27, 2012, the Investment Advisers have agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), administration share fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the following annual percentage rate of each Fund’s average daily net assets through at least July 27, 2013:

Fund	Other Expenses Limitation
Enhanced Income Fund	0.064%
High Quality Floating Rate Fund	0.054%
Short Duration Government Fund	0.004%
Short Duration Tax-Free Fund	0.004%
Government Income Fund	0.004%
Municipal Income Fund	0.004%
Core Fixed Income Fund	0.104%
Short Duration Income Fund	0.014%
Global Income Fund	0.004%
High Yield Municipal Fund	0.004%
High Yield Fund	0.024%
High Yield Floating Rate Fund	0.104%
Strategic Income Fund	0.054%
Emerging Markets Debt Fund	0.054%
U.S. Mortgages Fund	0.004%
Investment Grade Credit Fund	0.004%
Core Plus Fixed Income Fund	0.004%
Inflation Protected Securities Fund	0.044%
Local Emerging Markets Debt Fund	0.074%

Such reductions or limits are calculated monthly on a cumulative basis during the Funds’ fiscal year. The Funds’ “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Funds. The Investment Advisers may not terminate the arrangements prior to July 27, 2013 without the approval of the Board of Trustees.

Reimbursements

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, “Other Expenses” of each Fund were reduced by the Investment Advisers in the following amounts under expense limitations that were then in effect:

Fund	Fiscal year ended March 31, 2012	Fiscal year ended March 31, 2011	Fiscal year ended March 31, 2010
Enhanced Income Fund	$0	$0	$0
High Quality Floating Rate Fund	248,160	192,106	217,300
Short Duration Government Fund	790,583	1,022,327	1,068,946
Short Duration Tax-Free Fund	480,061	457,938	357,106
Government Income Fund	623,164	639,376	780,464
Municipal Income Fund	318,020	313,498	316,496
Core Fixed Income Fund	0	0	1,524
Short Duration Income Fund[1]	110,684	—	—
Global Income Fund	869,019	915,804	757,600
High Yield Municipal Fund	682,825	554,755	560,518
High Yield Fund	0	275,763	286,551
High Yield Floating Rate Fund[2]	283,119	0	—
Strategic Income Fund[3]	0	291,615	—
Emerging Markets Debt Fund	363,736	392,432	208,007
U.S. Mortgages Fund	511,579	509,773	483,124
Investment Grade Credit Fund	375,696	345,892	650,841
Core Plus Fixed Income Fund	521,137	543,701	620,743
Inflation Protected Securities Fund	220,000	181,644	251,053
Local Emerging Markets Debt Fund	870,438	1,309,863	335,454

[1]	Short Duration Income Fund commenced operations on February 29, 2012.
[2]	High Yield Floating Rate Fund commenced operations March 31, 2011.
[3]	Strategic Income Fund commenced operations on June 30, 2010.

Such reductions or limits, if any, are calculated monthly on a cumulative basis during the Fund’s fiscal year. The Investment Advisers may modify or discontinue such limitation in the future at its discretion. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Funds.

The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Fund are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

Custodian and Sub-Custodians

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of all the Funds except the Short Duration Tax-Free, Municipal Income Fund and High Yield Municipal Fund, for which JPMorganChase Bank, N.A. (“JPMorganChase”), 270 Park Avenue, New York, New York 10017 serves as the custodian of such Fund’s portfolio securities and cash. State Street and JPMorganChase also maintain the Trust’s accounting records. State Street and JPMorganChase may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, has been appointed the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepares the Funds’ federal and state tax returns and provides assistance on certain non-audit matters.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Funds

Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, Goldman Sachs provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including the Funds), relationships and products collectively, the “Accounts”). Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Funds may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings, including on behalf of the Funds, may affect the Funds in ways that may disadvantage or restrict the Funds and/or benefit Goldman Sachs or other Accounts. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds.

The following are descriptions of certain conflicts and potential conflicts that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with, and on behalf of the Funds. They are not, and are not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2 of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). A copy of Part 2 of the Investment Adviser’s Form ADV will be provided to shareholders or prospective shareholders upon request.

Other Activities of Goldman Sachs, the Sale of Fund Shares and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, may have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons (collectively, “Intermediaries”) from time to time to promote the Funds. These payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs. These payments may create an incentive for a particular Intermediary to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Investment Adviser may manage or advise multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are similar to the Funds and may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited.

The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds may create a conflict of interest as the Investment Adviser may have an incentive to favor Accounts with the potential to receive greater fees. For instance, the Investment Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations as an investment adviser. However, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, the investments and performance of other Accounts.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that personnel of the Investment Adviser making portfolio decisions for Accounts will make purchase and sale decisions and allocate investment opportunities among Accounts consistent with its fiduciary obligations. These policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed by different portfolio management teams are generally viewed separately for allocation purposes. There will be cases where certain Accounts receive an allocation of an investment opportunity when the Funds do not.

Personnel of the Investment Adviser involved in decision-making for Accounts may make allocation related decisions for the Funds and other Accounts by reference to one or more factors, including without limitation: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different Accounts that have similar strategies. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make the investment independently of the Investment Adviser, which may result in a reduction in the availability of the investment opportunity for other Accounts (including the Funds) irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management”) of the Investment Adviser’s Form ADV.

The Investment Adviser may, from time to time, develop and implement new trading strategies or seek to participate in new investment opportunities and trading strategies. These opportunities and strategies may not be employed in all Accounts or pro rata among Accounts where they are employed, even if the opportunity or strategy is consistent with the objectives of such Accounts.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

Notwithstanding anything in the foregoing, the Funds may or may not receive, but in any event will have no rights with respect to, opportunities sourced by Goldman Sachs businesses and affiliates. Such opportunities or any portion thereof may be offered to other Accounts, Goldman Sachs, all or certain investors in the Funds, or such other persons or entities as determined by Goldman Sachs in its sole discretion. The Funds will have no rights and will not receive any compensation related to such opportunities.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Management of the Funds by the Investment Adviser

Potential Restrictions and Issues Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not be able to manage the Funds with the benefit of information held by such other areas. Such other areas, including without limitation, Goldman Sachs’ prime brokerage and administration businesses, will have broad access to detailed information that is not available to the Investment Adviser, including information in respect of markets and investments, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds, or take other actions. Goldman Sachs will be under no obligation or fiduciary or other duty to make any such information available to the Investment Adviser or personnel of the Investment Adviser involved in decision-making for the Funds. In addition, Goldman Sachs will not have any obligation to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other Accounts, for the benefit of the Funds.

Valuation of the Fund’s Investments

The Investment Adviser, while not the primary valuation agent of the Funds, performs certain valuation services related to securities and assets in the Funds. The Investment Adviser values securities and assets in the Funds according to its valuation policies and may value an identical asset differently than another division or unit within Goldman Sachs or another Account values the asset, including because such other division or unit or Account has information regarding valuation techniques and models or other information that it does not share with the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may face a conflict with respect to such valuations as they affect the Investment Adviser’s compensation.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

The Investment Adviser’s decisions and actions on behalf of the Funds may differ from those on behalf of other Accounts. Advice given to, or investment or voting decisions made for, one or more Accounts may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment decisions made for the Funds.

The extent of Goldman Sachs’ activities in the global financial markets may have potential adverse effects on the Funds. Goldman Sachs, the clients it advises, and its personnel have interests in and advise Accounts which have investment objectives or portfolios similar to or opposed to those of the Funds, and/or which engage in and compete for transactions in the same types of securities and other instruments as the Funds. Transactions by such Accounts may involve the same or related securities or other instruments as those in which the Funds invest, and may negatively affect the Funds or the prices or terms at which the Funds’ transactions may be effected. For example, Accounts may engage in a strategy while the Funds are undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Funds. The Funds and Goldman Sachs may also vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Funds. Accounts may also invest in or extend credit to different classes of securities or different parts of the capital structure of the same issuer and classes of securities that are subordinate or senior to, securities in which the Funds invest. As a result, Goldman Sachs and the Accounts may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, with respect to a particular issuer in which the Funds have invested. The Funds could sustain losses during periods in which Goldman Sachs and other Accounts achieve profits. The negative effects described above may be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Goldman Sachs and its personnel may make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the interests and activities of the Funds. Research, analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation to make available to the Funds any research or analysis prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs may, on behalf of other Accounts and in accordance with its management of such Accounts, implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds. The relative timing for the implementation of investment decisions or strategies among Accounts and the Funds may disadvantage the Funds. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Funds receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.

Subject to applicable law, the Investment Adviser may cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divesting of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investments in and activities with respect to such companies.

When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The portfolio management teams currently base their trading periods and rotation schedules on the relative amounts of assets managed for different client categories (e.g., unconstrained client accounts, “wrap program” accounts, etc.) and, as a result, the Funds may trade behind other Accounts. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds may invest in money market and other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment, and fees to the Investment Adviser in its capacity as manager of the Funds will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment because Goldman Sachs could receive fees with respect to both the management of the Funds and such money market fund). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Distributions of Assets Other Than Cash

With respect to redemptions from the Funds, the Funds may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities with respect to redeeming investors and remaining investors.

Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Funds

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of the Funds, may enter into transactions in securities and other instruments with or through Goldman Sachs, and may cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, and has developed policies and procedures in relation to such transactions and conflicts. Any principal, cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law (which may include disclosure and consent).

Goldman Sachs May Act in Multiple Commercial Capacities

To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Funds or issuers of securities held by the Funds. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and may take commercial steps in its own interests in connection with providing such services that negatively affect the Funds. For example, Goldman Sachs may require repayment of all or part of a loan at any time and from time to time or cause the Funds to default, liquidate its assets or redeem positions more rapidly (and at significantly lower prices) than might otherwise be desirable. In addition, due to its access to and knowledge of funds, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held directly or indirectly by the Funds in a manner that may be adverse to the Funds. Goldman Sachs may also derive benefits from providing services to the Funds, which may enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.

To the extent permitted by applicable law, Goldman Sachs may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs may make loans or enter into asset-based or other credit facilities or similar transactions that are secured by a client’s assets or interests, including Fund shares, interests in an Account or assets in which the Funds or an Account has an interest. In connection with its rights as lender, Goldman Sachs may take actions that adversely affect the Account and which may in turn adversely affect the Funds (e.g., a Fund holding the same type of security that is providing the credit support to the borrower Account may be disadvantaged when the borrower Account liquidates assets in response to an action taken by Goldman Sachs).

Code of Ethics and Personal Trading

Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Funds, and may also take positions that are the same as, different from, or made at different times than, positions taken by the Funds. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov. Additionally, Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.

Proxy Voting by the Investment Adviser

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, proxy voting decisions made by the Investment Adviser with respect to securities held by the Funds may benefit the interests of Goldman Sachs and Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of the Investment Adviser and the Funds

The Investment Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by Goldman Sachs, Goldman Sachs’ internal policies and/or potential reputational risk or disadvantage to Accounts, including the Funds, and Goldman Sachs. As a result, the Investment Adviser might not engage in transactions for the Funds in consideration of Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution). In addition, the Investment Adviser is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds. The Investment Adviser may also limit the activities and transactions engaged in by the Funds, and may limit its exercise of rights on behalf of or in respect of the Funds, for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, or where such activity or transaction or the exercise of such rights on behalf of or in respect of the Funds could affect Goldman Sachs, the Investment Adviser or their activities.

Brokerage Transactions

The Investment Adviser may select broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, their affiliates and other Goldman Sachs personnel with proprietary or third party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. As a result, the Investment Adviser may pay for such brokerage and research services with “soft” or commission dollars.

Brokerage and research services may be used to service the Funds and any or all other Accounts, including in connection with Accounts other than those that pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, the brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the amount of commissions paid by the Funds in comparison to such other Accounts. The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Trades by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may combine or aggregate purchase or sale orders for the same security for multiple clients (sometimes called “bunching”) (including Accounts that are proprietary to Goldman Sachs), so that the orders can be executed at the same time. The Investment Adviser aggregates orders when the Investment Adviser considers doing so appropriate and in the interests of its clients generally. In addition, under certain circumstances trades for the Funds may be aggregated with Accounts that contain Goldman Sachs assets.

When a bunched order is completely filled, the Investment Adviser generally will allocate the securities purchased or proceeds of sale pro rata among the participating Accounts, based on the purchase or sale order. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

The Investment Adviser does not bunch or aggregate orders for different Funds, or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made separately, or if bunching, aggregating or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated trades than on trades for Funds that are not aggregated, and incur lower transaction costs on netted trades than trades that are not netted. Where transactions for a Fund are not aggregated with other orders, or not netted against orders for the Fund, the Fund may not benefit from a better price and lower commission rate or lower transaction cost.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The portfolio transactions for the Funds are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreements provide that the Investment Advisers shall attempt to obtain the most favorable execution and net price available. The Management Agreements provide that, on occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which an Investment Adviser or an affiliate acts as Investment Adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreements permit each Investment Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Funds effect their securities transactions may be used by the Investment Adviser in servicing other accounts and not all of these services may be used by the Investment Advisers in connection with the specific Fund generating the brokerage credits. Such research or other services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. The fees received under the Management Agreements are not reduced by reason of an Investment Adviser receiving such brokerage and research services.

Such services are used by an Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions of a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund, and the services furnished by such brokers may be used by an Investment Adviser in providing management services for the Trust. An Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which an Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to an Investment Adviser. An Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations– even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which an Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable an Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. Each Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.

The Funds are prohibited, in accordance with Rule 12b-1 under the 1940 Act, from compensating a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer the Trust’s portfolio transactions or by making any payment to such broker or dealer received or to be received (which payment may include commissions, mark-ups or mark-downs or other fees) from the Trust’s portfolio transactions effected through another broker or dealer. However, the Funds may direct portfolio transactions to a broker or dealer that promotes or sells shares of the Trust if the Trust’s Board of Trustees approve policies and procedures designed to ensure that the selection of such brokers is not influenced by considerations about the sale of Trust shares. Accordingly, the Trustees (including a majority of the Trustees who are not interested Trustees) have approved policies permitting the Trust to direct portfolio securities transactions to a broker or dealer that promotes or sells shares of the Trust subject to the prohibitions that: i) all persons responsible for selecting such brokers or dealers (including but not limited to trading desk personnel and portfolio managers) may not take into account in connection with their selections the promotion or sale of shares issued by the Trust or any other registered investment company, and ii) the Trust, the Investment Advisers and Goldman, Sachs & Co. as the Trust’s distributor may not enter into any agreement or understanding where the Trust or the Investment Advisers direct, or are expected to direct, portfolio transactions or any payment to a broker or dealer in consideration for the promotion or sale of shares of the Trust or any other registered investment company.

On January 1, 2005, certain Funds began to participate in a Fund commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on the Fund portfolio transactions to the particular Fund from which they were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.

Subject to the above considerations, the Investment Advisers may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

For the fiscal year ended March 31, 2012, the Funds paid approximate brokerage commissions as follows:

Fiscal Year Ended March 31, 2012	Total Brokerage Commissions Paid[1]	Total Brokerage Commissions Paid to Goldman Sachs[2]		Total Amount of Transactions on which Commissions Paid[3]	Amount of Transactions Effected Through Brokers Providing Research[4]	Brokerage Commissions Paid to Brokers Providing Research[4]
Enhanced Income Fund	$29,491	$26,321 (89%	)	$1,412,818,944	$0	$0
High Quality Floating Rate Fund	33,124	31,201 (94%	)	4,849,825,426	0	0
Short Duration Government Fund	250,102	239,805 (96%	)	31,781,514,438	0	0
Short Duration Tax-Free Fund	0	0 (0%	)	0	0	0
Government Income Fund	64,378	57,188 (89%	)	20,013,782,244	0	0
Municipal Income Fund	0	0 (0%	)	0	0	0
Core Fixed Income Fund	99,965	99,965 (100%	)	42,311,092,484	0	0
Short Duration Income Fund*	52	51 (97%	)	19,795,123	0	0
Global Income Fund	175,411	175,411 (100%	)	34,115,983,146	0	0
High Yield Municipal Fund	0	0 (0%	)	0	0	0
High Yield Fund	0	0 (0%	)	0	0	0
High Yield Floating Rate Fund	0	0 (0%	)	0	0	0
Strategic Income Fund	588,160	588,160 (100%	)	171,503,316,621	0	0
Emerging Markets Debt Fund	28,023	28,016 (100%	)	3,060,064,436	0	0
US Mortgages Fund	24,965	23,242 (93%	)	18,941,414,562	0	0
Investment Grade Credit Fund	38,038	35,621 (94%	)	7,391,825,607	0	0
Core Plus Fixed Income Fund	94,306	94,306 (100%	)	15,710,979,488	0	0
Inflation Protected Securities Fund	13,977	12,689 (91%	)	1,477,364,008	0	0
Local Emerging Markets Debt Fund	701	701 (100%	)	17,686,662,872	0	0

*	Short Duration Income Fund commenced operations February 29, 2012.
[1]	The figures in the table report brokerage commissions from futures transactions.
[2]	Percentage of total commissions paid to Goldman Sachs from futures transactions.
[3]	Refers to notional value of futures contracts.
[4]

The information above reflects the full commission amounts paid to brokers that provide research to the Investment Adviser. Only a portion of such commissions pays for research and the remainder of such commissions is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

For the fiscal year ended March 31, 2011, the Funds paid approximate brokerage commissions as follows:

Fiscal Year Ended March 31, 2011	Total Brokerage Commissions Paid[1]	Total Brokerage Commissions Paid to Goldman Sachs[2]		Total Amount of Transactions on which Commissions Paid[3]	Amount of Transactions Effected Through Brokers Providing Research[4]	Brokerage Commissions Paid to Brokers Providing Research[4]
Enhanced Income Fund	$51,765	$51,765 (100%	)	$(3,505,018)	$0	$0
High Quality Floating Rate Fund	41,049	41,049 (100%	)	$(154,659)	0	0
Short Duration Government Fund	254,258	254,258 (100%	)	3,663,447	0	0
Short Duration Tax-Free Fund	0	0 (0%	)	0	0	0
Government Income Fund	60,113	60,113 (100%	)	(593,712)	0	0
Municipal Income Fund	0	0 (0%	)	0	0	0
Core Fixed Income Fund	102,697	102,697 (100%	)	(537,865)	0	0
Short Duration Income Fund*	—	—		—	—	—
Global Income Fund	103,699	0 (0%	)	(44,879)	0	0
High Yield Municipal Fund	0	0 (0%	)	0	0	0
High Yield Fund	0	0 (0%	)	0	0	0
High Yield Floating Rate Fund**	0	0 (0%	)	0	0	0
Strategic Income Fund***	130,759	130,759 (100%	)	(1,528,890)	0	0
Emerging Markets Debt Fund	19,855	19,855 (100%	)	(382,392)	0	0
US Mortgages Fund	24,447	24,447 (100%	)	(233,553)	0	0
Investment Grade Credit Fund	49,856	49,856 (100%	)	(197,581)	0	0
Core Plus Fixed Income Fund	44,197	44,197 (100%	)	(7,978)	0	0
Inflation Protected Securities Fund	7,741	7,741 (100%	)	(127,161)	0	0
Local Emerging Markets Debt Fund	0	0 (0%	)	0	0	0

*	Short Duration Income Fund commenced operations February 29, 2012.
**	High Yield Floating Rate Fund commenced operations on March 31, 2011.
***	Strategic Income Fund commenced operations on June 30, 2010.
[1]	The figures in the table report brokerage commissions from futures transactions.
[2]	Percentage of total commissions paid to Goldman Sachs from futures transactions.
[3]	Refers to market value of futures contracts.
[4]

The information above reflects the full commission amounts paid to brokers that provide research to the Investment Adviser. Only a portion of such commissions pays for research and the remainder of such commissions is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

For the fiscal year ended March 31, 2010, the Funds paid approximate brokerage commissions as follows:

Fiscal Year Ended March 31, 2010	Total Brokerage Commissions Paid[1]	Total Brokerage Commissions Paid to Goldman Sachs[2]		Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected Through Brokers Providing Research[3]	Brokerage Commissions Paid to Brokers Providing Research[3]
Enhanced Income Fund	$39,538	$39,538 (100%	)	$0	$0	$0
High Quality Floating Rate Fund	40,395	40,395 (100%	)	0	0	0
Short Duration Government Fund	245,266	245,266 (100%	)	0	0	0
Short Duration Tax-Free Fund	0	0 (0%	)	0	0	0
Government Income Fund	73,786	73,786 (100%	)	0	0	0
Municipal Income Fund	0	0 (0%	)	0	0	0
Core Fixed Income Fund	134,318	134,318 (100%	)	0	0	0
Short Duration Income Fund*	—	—		—	—	—
Global Income Fund	112,164	0 (0%	)	0	0	0
High Yield Municipal Fund	0	0 (0%	)	0	0	0
High Yield Fund	0	0 (0%	)	0	0	0
High Yield Floating Rate Fund**	—	—		—	—	—
Strategic Income Fund***	—	—		—	—	—
Emerging Markets Debt Fund	338	338 (100%	)	0	0	0
US Mortgages Fund	42,594	42,600 (100%	)	0	0	0
Investment Grade Credit Fund	27,439	27,439 (100%	)	0	0	0
Core Plus Fixed Income Fund	20,856	20,856 (100%	)	0	0	0
Inflation Protected Securities Fund	2,893	2,893 (100%	)	0	0	0
Local Emerging Markets Debt Fund	0	0 (0%	)	0	0	0

*	Short Duration Income Fund commenced operations February 29, 2012.
**	High Yield Floating Rate Fund commenced operations on March 31, 2011.
***	Strategic Income Fund commenced operations on June 30, 2010.
[1]	The figures in the table report brokerage commissions from futures transactions.

[2]	Percentage of total commissions paid to Goldman Sachs from futures transactions.
[3]

The information above reflects the full commission amounts paid to brokers that provide research to the Investment Adviser. Only a portion of such commissions pays for research and the remainder of such commissions is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

During the fiscal year ended March 31, 2012, the Funds’ regular broker-dealers, as defined in Rule 10b-1 under the Act, were: State Street Corp., Bank of America Securities LLC, Morgan Stanley & Co., Inc., Liquidnet Inc., UBS Painewebber Warburg Dillion Reed, Credit Suisse First Boston Corp., JPMorgan Chase & Co., Citigroup Inc., Deutsche Bank Securities Inc., Barclays Capital, Inc., BNP Paribas Securities Corp. and Wells Fargo Bank.

As of March 31, 2012, those Funds not listed below held no securities of their regular broker-dealers. As of the same date, the following Funds held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

Fund	Broker/Dealer	Amount (000s)
Enhanced Income Fund	Bank of America Securities LLC JPMorgan Chase & Co. Citigroup Inc. Credit Suisse First Boston Corp. Morgan Stanley & Co., Inc. UBS Painewebber Warburg Dillion Reed Wells Fargo Bank	$1,308 3,863 1,707 3,299 546 4,166 2,692

High Quality Floating Rate Fund	Bank of America Securities LLC Citigroup Inc. Morgan Stanley & Co., Inc.	13,416 13,656 3,806

Government Income Fund	Citigroup Inc. JPMorgan Chase & Co. Credit Suisse First Boston Corp. Bank of America Securities LLC	29,299 1,854 107 23

SHARES OF THE TRUST

Each Fund is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Global Income Fund were previously series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. Each Fund’s fiscal year end is March 31.

The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of July 27, 2012, the Trustees have authorized: (i) the issuance of seven classes of shares of Government Income Fund, Core Fixed Income Fund, Core Plus Fixed Income Fund and High Yield Fund: Class A, Class B, Class C, Service, Institutional, Class R and Class IR Shares; (ii) the issuance of six classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund, Municipal Income Fund, High Yield Municipal Fund and Global Income Fund: Class A, Class B, Class C, Service, Institutional, and Class IR Shares; (iii) the issuance of five classes of shares of Inflation Protected Securities Fund, High Yield Floating Rate Fund, Short Duration Income Fund and Strategic Income Fund: Class A, Class C, Institutional, Class R and Class IR Shares; (iv) the issuance of five classes of shares of Enhanced Income Fund: Class A, Class B, Administration, Institutional and Class IR Shares; (v) the issuance of four classes of shares of High Quality Floating Rate Fund: Class A, Service, Institutional and Class IR Shares; (vi) the issuance of four classes of shares of U.S. Mortgages Fund and Investment Grade Credit Fund: Class A, Institutional, Class IR and Separate Account Institutional; and (vii) the issuance of four classes of shares of Emerging Markets Debt Fund and Local Emerging Markets Debt Fund: Class A, Class C, Institutional and Class IR Shares. Additional series and classes may be added in the future. The Goldman Sachs Short Duration Government Fund and Goldman Sachs Short Duration Tax Free Fund no longer offer Class B Shares, except that current Class B shareholders may continue to reinvest dividends and capital gains into their accounts.

Each Institutional Share, Service Share, Administration Share, Separate Account Institutional Share, Class A Share, Class B Share, Class C Share, Class R Share and Class IR Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under the Service and Shareholder Administration Plans are borne exclusively by Service Shares, fees under the Administration Plan are borne exclusively by Administration Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B, Class C or Class R Shares, and transfer agency fees and expenses are borne at different rates by Class A, Class B, Class C, Class R or Class IR Shares than Institutional, Administration, Separate Account Institutional and Service Shares. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectus and “OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS” below. In addition, the fees and expenses set forth below for each class may be subject to fee waivers or reimbursements, as discussed in the Funds’ Prospectuses.

Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution’s customers.

Administration Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that provides certain account administration to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.

Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Fund attributed to Service Shares.

Class R and Class IR Shares are sold at net asset value without a sales charge. As noted in the Prospectuses, Class R and Class IR Shares are not sold directly to the public. Instead, Class R and Class IR Shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money-purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class R and Class IR Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Funds. Class R Shares are not available to traditional and Roth Individual Retirement Accounts (IRAs), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. Participants in a Retirement Plan should contact their Retirement Plan service provider for information regarding purchases, sales and exchanges of Class R and Class IR Shares. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by a registered broker-dealer or other financial intermediary that is approved by Goldman Sachs (“Eligible Fee-Based Program”). Class R Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.50% of the Fund’s average daily net assets attributed to Class R Shares.

Separate Account Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution’s customers.

Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of FINRA and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the FINRA.

Class B (prior to November 2, 2009) and Class C Shares of the Funds are sold subject to a contingent deferred sales charge (“CDSC”) through brokers and dealers who are members of FINRA and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B and Class C Shares each bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributed to Class B and Class C Shares. Class B and Class C Shares each also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributed to such Shares.

It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Administration, Service, Separate Account Institutional, Class A, Class B, Class C, Class R and Class IR Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

When issued for the consideration described in the Funds’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer, servicing or similar agent charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.

In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office; or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or series affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations of the Trust or series.

The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments; or (iv) that the Trustees determine to submit to shareholders.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability

Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

NET ASSET VALUE

In accordance with procedures adopted by the Trustees of the Trust, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such other time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

For the purpose of calculating the net asset value of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities, for which market quotations are readily available, other than money market instruments, are valued via electronic feeds to the custodian bank containing dealer-supplied bid quotations or bid quotations from a recognized pricing service. Securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to be inaccurate, will be valued based on bid-side broker quotations. Although not required, quotations from a pricing service or broker-dealer are typically verified via a second pricing source. However, second source pricing may not be available with respect to certain credit instruments in which a Fund invests. Securities for which the custodian bank is unable to obtain an external price as provided above or with respect to which the Investment Adviser believes an external price does not reflect accurate market values, will be valued by the Investment Adviser in good faith based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Other securities are valued as follows: (i) overnight repurchase agreements will be valued at cost; (ii) term repurchase agreements (i.e., those whose maturity exceeds seven days) and swaps, caps, collars and floors will be valued at the average of the bid quotations obtained daily from at least one dealer; (iii) debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined to approximate fair value; (iv) spot and forward foreign currency exchange contracts will be valued using a pricing service such as Reuters (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and asked quotations supplied by at least one independent dealers in such contracts); (v) exchange-traded options and futures contracts will be valued by the custodian bank at the last sale price on the exchange where such contracts and options are principally traded if accurate quotations are readily available; and (vi) over-the-counter options will be valued by a broker identified by the portfolio manager/trader.

Other securities, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value as stated in the valuation procedures which were approved by the Board of Trustees.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Funds’ investments are valued based on market quotations which may be furnished by a pricing service or provided by securities dealers. If accurate market quotations are not readily available, or if the Investment Adviser believes that such quotations or prices do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees.

The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading suspensions.

In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The fair value of an asset may not be the price at which that asset is ultimately sold.

The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

Errors and Corrective Actions

The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund, or correction of any erroneous NAV, compensation to a Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances. As discussed in more detail under “Net Asset Value,” a Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.

TAXATION

The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations affecting the Funds and their shareholders that are not described in the Prospectuses. This summary does not address special tax rules applicable to certain classes of investors, such as tax exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on July 27, 2012, which are subject to change.

General

Each Fund is a separate taxable entity. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.

There are certain tax requirements that each Fund must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) a Fund derive at least 90% of its gross income (including tax exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies, income from certain publicly traded partnerships or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”); and (ii) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or in the securities of certain publicly traded partnerships.

Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the principal business of the Funds in investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities held by a Fund or anticipated to be acquired may not qualify as “directly related” under these tests.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) plus 90% of the excess of its gross tax exempt interest income, if any, over certain disallowed deductions (“net tax exempt interest”). A Fund may retain for investment its “net capital gain” (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.

Each Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Funds, and may therefore make it more difficult for these Funds to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, these Funds generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. On March 31, 2012 the following Funds had the following amounts of capital loss carryforwards:

Fund	Amount ($)	Year of Expiration
Enhanced Income Fund	$352,397 320,682 987,433 2,472,185 1,658,767 9,056,394 2,846,058 3,569,847	2013 2014 2015 2016 2018 2019 Perpetual Short-term Perpetual Long-term

High Quality Floating Rate Fund	7,818,636 2,842,873 4,261,952 21,924,176 2,415,726 2,725,060	2013 2014 2015 2018 2019 Perpetual Long-term

Short Duration Tax-Free Fund	345,706 4,730,013 2,044,683 12,792 451,870	2013 2014 2015 2017 2018

Municipal Income Fund	3,036,076 5,753,929 13,220,467 11,494,807 704,599 1,962,129 821,574	2015 2016 2017 2018 2019 Perpetual Short-term Perpetual Long-term

Core Fixed Income Fund	55,130,066	2018

High Yield Floating Rate Fund	7,538,727	Perpetual Long-term

Strategic Income Fund	30,402,827 17,191,857	Perpetual Short-term Perpetual Long-term

High Yield Municipal Fund	2,478,411 220,731,177 553,071,659 431,124,617 11,174,752 7,011,601 56,051,166	2015 2016 2017 2018 2019 Perpetual Short-term Perpetual Long-term

U.S. Mortgages Fund	1,816,024	2018

These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay “tender fees” or other fees for the various features provided.

The IRS has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax exempt interest received by a regulated investment company with respect to such obligations will be tax exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax exempt interest earned with respect to such municipal obligations will be tax exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized by the Funds with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his or her shares and, once such basis is exhausted, generally giving rise to capital gains.

Certain Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund will generally qualify to file an election with the IRS pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Eligible Funds may or may not make this election for any particular taxable year. Ineligible Funds, and Funds that do not make the election, will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.

If a Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if a Fund makes the election referred to above.

If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by a Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his or her entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, and certain other limitations, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by a Fund.

Shareholders who are not liable for U.S. federal income taxes, including tax exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder’s pro rata share of qualified foreign income taxes paid by the Fund; and (ii) the portion of Fund dividends which represents income from each foreign country.

If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (“passive foreign investment companies”) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Funds may limit and/or manage their holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.

A Fund’s investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “mark-to-market” gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities earlier than it might otherwise have done.

Investment in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payment received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, if it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, cap and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, a Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with a Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders.

Taxable U.S. Shareholders – Distributions

Tax Exempt Funds. Each Tax Exempt Fund expects to qualify to pay “exempt-interest dividends,” as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax exempt obligations and the value of a Tax Exempt Fund’s portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice to its shareholders after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax exempt income is required to report such income on his or her federal income tax return. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.

Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase private activity bonds, the interest from which (including a Fund’s distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable.

The Tax Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax exempt income irrespective of fluctuations in principal. Shares of the Tax Exempt Funds would not be suitable for tax exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such institutions, plans and accounts are generally tax exempt and, therefore, would not gain any additional benefit from the Funds’ dividends being tax exempt. The same is generally true for non-U.S. persons, because they are generally exempt from U.S. tax on interest income. In addition, the Tax Exempt Funds may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders. A shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a “substantial user” under Section 147(a)(1) with respect to some or all of the tax exempt obligations held by a Tax Exempt Fund.

All Funds. Distributions from investment company taxable income, whether reinvested in additional shares or paid in cash, as defined above, are generally taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. However, under current law, distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. Distributions from the Funds generally will not qualify for taxation at the lower rate because the Funds generally will be earning interest rather than dividend income. Taxable distributions include distributions from any Fund, including the Tax Exempt Funds, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate, currency, total return swaps, options on swaps, caps, floors and collars, and a portion of the discount from certain stripped tax exempt obligations or their coupons; or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund’s net capital gain, as defined above, may be designated by the Fund as a “capital gain dividend,” taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held.

It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund’s dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder’s shares and may give rise to or increase its liability for federal corporate alternative minimum tax.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder’s basis in his or her shares and, after the shareholder’s basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his or her shares as capital assets.

Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.

After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends, if any, that qualifies as tax exempt or as capital gain, the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax and the foreign tax credits, if any, associated with such dividends. Shareholders who have not held shares of a Tax Exempt Fund for such Fund’s full taxable year may have designated as tax exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. federal income tax return.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Information Reporting and Backup Withholding

Each Fund will be required to report to the IRS all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the current specified rate of 28% (currently scheduled to increase to 31% after 2012) in the case of exempt recipients that fail to certify to the Funds that they are not subject to withholding, non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number (“TIN”) and with certain required certifications or if the IRS or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from a Tax Exempt Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while it is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Non-U.S. Shareholders

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

Distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by a Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Global Income Fund, Local Emerging Markets Debt Fund or Emerging Markets Debt Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 28% (scheduled to increase to 31% after 2012) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their Fund shares.

Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Funds.

State and Local Taxes

A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations.

The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account and to help ensure that such decisions are made in accordance with the Investment Adviser’s fiduciary obligations to its clients. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that the Investment Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds’ website at www.goldmansachsfunds.com and on the SEC’s website at www.sec.gov.

PAYMENTS TO INTERMEDIARIES

The Investment Adviser, Distributor and/or their affiliates may make payments to Intermediaries from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Funds), are not an additional charge to the Funds or their shareholders, and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Although paid by the Investment Advisor, Distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Funds to the Intermediaries as described in the Funds’ Prospectuses and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses. For purposes of this “Payments to Intermediaries” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds.

The Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These Additional Payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments are negotiated with each Intermediary based on a range of factors, including but not limited to the Intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to any Intermediary in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through an Intermediary.

These Additional Payments may be significant to certain Intermediaries, and may be an important factor in an Intermediary’s willingness to support the sale of the Funds through its distribution system.

The Investment Adviser, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of Intermediaries and the retention of those investments by those clients. To the extent Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Investment Adviser and Distributor benefit from the incremental management and other fees paid by the Funds with respect to those assets.

In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling. The Intermediary may not pay for these products or services. The cost of the Additional Services and the particular services provided may vary from Intermediary to Intermediary.

The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, an Intermediary may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary receives more distribution assistance for one share class versus another, that Intermediary may have an incentive to recommend that share class. Because Intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary to purchase or sell Shares of the Funds and when considering which share class is most appropriate for you.

For the year ended December 31, 2011, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 157 Intermediaries, totaling approximately $97.4 million (excluding payments made through sub-transfer agency and networking agreements and certain other types of payments described below), with respect to all of the funds of the Trust (including the Funds included in this Statement of Additional Information), all of the funds in an affiliated investment company, Goldman Sachs Variable Insurance Trust, and the Goldman Sachs Credit Strategies Fund, an affiliated closed-end investment company. During the year ended December 31, 2011, the Investment Adviser, Distributor and/or their affiliates had contractual arrangements to make Additional Payments to the Intermediaries listed below (or their affiliates or successors), among others. This list will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2011 are not reflected. Additional Intermediaries may receive payments in 2012 and in future years. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to Intermediaries not listed below.

ADP Broker Dealer, Inc

American Enterprise Investment Services Inc

Allstate Life Insurance Co

Amalga Trust Company

Amalgamated Bank of Chicago

American National Trust and Investment Management Company (dba Old National Trust Company)

American United Life Insurance Co

Ameriprise Financial Services, Inc.

Ascensus, Inc

Associated Trust NA & Associated Investment Services Inc.

AXA Equitable Life Insurance Company

Banc of America Securities, LLC

BancorpSouth

Bank Hapoalim B.M.

Bank of New York

Bank of Oklahoma

Bankers Trust

Barclays Capital Inc.

BB&T Capital Markets

BMO Nesbitt Burns (Harris)

BOSC, Inc.

Branch Banking & Trust Company

Brown Brothers Harriman & Co

C.M. Life Insurance Company

Financial Network Investment Corporation

Multi Financial Securities Corporation

PrimeVest Financial Services

Charles Schwab & Co., Inc.

Chicago Mercantile Exchange, Inc. and CME Shareholder Servicing, LLC.

Citibank N.A.

Citibank N.A.—Agency and Trust Department

Citigroup Global Markets, Inc.

Citigroup Private Bank at Citibank N.A.

Citizens Bank Wealth Management N.A.

Comerica Bank

Comerica Securities

Commerce Bank N.A.

Companion Life Insurance Company

Compass Bank

Computershare Trust Company, N.A.

Connecticut General Life Insurance Company

Daily Access Corporation

Dain Rauscher Inc.

Deutsche Bank Trust Company Americas

DeWaay Financial Network LLC

Diversified Investment Advisors

Dubuque Bank & Trust

Edward D. Jones & Co., L.P.

Farmers New World Life Insurance Co.

Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC and National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc

Fifth Third Bank

First National Bank of Omaha

First Trust Corporation

Fulton Bank N.A.

Fulton Financial Advisors, National Association

GE Life and Annuity Assurance Company

Genworth Financial Trust Company

Great West Life & Annuity Insurance Company

Greatbanc Trustco

Guardian Insurance and Annuity Company, Inc

GWFS Equities, Inc.

Harris Trust & Savings Bank

Hartford Life Insurance Co.

Hartford Securities Distribution Company Inc.

Hewitt Associates LLC

Horace Mann Life Insurance Company

HSBC Bank USA

Hunt Dupree & Rhine

ING Institutional Plan Services, LLC / ING Investment Advisors, LLC

ING Life Insurance & Annuity Company / ING Financial Advisers, LLC / ING Institutional Plan Services, LLC

Invesmart, Inc.

J.P. Morgan Securities Inc.

Jefferson Pilot Financial Insurance Company

JP Morgan Retirement Plan Services, LLC

JPMorgan Securities, Inc.

Kemper Investors Life Insurance Company

Key Bank Capital Markets

LaSalle Bank N.A.

Law Debenture Trust Company of New York

Lincoln Benefit Life Company

Lincoln Financial Advisors

Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York

Lincoln Retirement Services Company, LLC

M&I Brokerage Services, Inc.

M&T Securities, Inc.

Marshall & Ilsley Trust Company N.A.

Massachusetts Mutual Life Insurance Company

Mellon Bank N.A.

Mellon HR Solutions

Mercer HR Services, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mid-Atlantic Capital Corporation

Midland National Life Insurance Company

Minnesota Life Insurance Company

Morgan Keegan and Company, Inc.

Morgan Stanley Smith Barney LLC

MSCS Financial Services

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc

Northern Trust Securities Inc.

NYLife Distributors, Inc.

Ohio National Life Insurance Company

Pershing, LLC

PNC Bank, N.A.

PNC Bank, National Organization

PNC Capital Markets

Principal Life Insurance Company

Princor Financial Services

Protective Life Insurance Company

PruCo Life Insurance Company & PruCo Life Insurance Company of New Jersey

Prudential Financial, Inc

Prudential Life Insurance Company

Raymond James & Associates, Inc. and Raymond James Financial Services

Regions Bank

Reliance Trust Company

Robert W. Baird & Co., Inc.

Scott & Stringfellow Inc.

Security Benefit Life Insurance Company

Signature Bank

Standard Insurance Company

State Street Global Markets, LLC and State Street Bank and Trust Company

Sun Life Assurance Company of Canada (US)

Sungard Institutional Brokerage, Inc

SunTrust Bank

SunTrust Robinson Humphrey, Inc.

SVB Securities

Synovus Securities

T. Rowe Price Retirement Plan Services, Inc

The Princeton Retirement Group, Inc & GPC Securities, Inc

The Prudential Insurance Company of America

The Travelers Insurance Company

Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company

Treasury Curve

Trustmark National Bank

UBATCO & Co.

UBS Financial Services, Inc.

UMB Bank

Union Bank

United of Omaha Life Insurance Company

US Bank

US Bank National Association

Valic Retirement Services

Vanguard Group

Wachovia Capital Markets, LLC.

Wachovia Securities, LLC.

Wells Fargo Advisors LLC

Wells Fargo Bank and Its Affiliates

Wells Fargo Bank National Association

Wells Fargo Bank, N.A.

Wells Fargo Corporate Trust Services

Wells Fargo Investment, LLC.

Wilmington Trust Company

Zions First National Bank

Your Authorized Institution or other Intermediary may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their Authorized Institution or other Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not included on the list above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.

OTHER INFORMATION

Selective Disclosure of Portfolio Holdings

The Board of Trustees of the Trust and the Investment Advisers have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of shareholders and its service providers. The policy provides that neither a Fund nor its Investment Advisers, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Funds’ website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Advisers’ legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisers and their affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel—Dechert LLP, the Funds’ financial printer—RR Donnelley, and the Funds’ proxy voting service—ISS. KPMG LLP, an investor in the Funds, also receives certain non-public holdings information on an ongoing basis in order to facilitate compliance with the auditor independence requirements to which it is subject. In addition, certain Funds included in this SAI provide non-public portfolio holdings information to Standard & Poor’s Rating Services to allow such Funds to be rated by it and certain equity funds provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading suggestions. In addition, the Short Duration Tax-Free Fund, Municipal Income Fund and High Yield Municipal Fund provide certain broker-dealers with non-public portfolio holdings information so that these broker-dealers may provide these Tax Exempt Funds with more tailored trading suggestions, thereby facilitating more effective portfolio management. Complete portfolio holdings information is provided to these select broker-dealers at least quarterly with no lag required between the date of the information and the date on which the information is disclosed. As of March 31, 2012, the broker-dealers receiving this information were as follows: BB&T Capital Markets, Belle Haven Instruments, Cabrera Capital Markets, LLC, Citigroup Global Markets, Inc., Crews & Associates, Inc., Dougherty & Company, LLC, Ferris Baker Watts, Inc., George K. Baum & Company, Griffin, Kubik, Stephens & Thompson, Inc., Herbert J. Sims & Co., Inc., Loop Capital Corp., Merrill Lynch Pierce Fenner & Smith, Inc., Mesirow Financial Inc., Morgan Keegan & Company, Morgan Stanley, PNC Capital Markets LLC, Prager Sealy & Company, Raymond James Financial Services Inc., RBC Capital Markets, Southwest Securities, Inc., Stephens Inc., Sterne Agee & Leach, Inc., Stifel Nicolaus & Company, FMS Bonds Inc., William Blair & Company, Ziegler Capital, M.R. Beal & Company, Janney Montgomery Scott, Inc., First Southwest Company, Jeffries & Company, Guggenheim Securities LLC, Lebenthal & Co., LLC, Hapoalim Securities USA, Inc., DA Davidson & Co., BMO Capital Markets GKST, Inc and Ramirez & Co., Inc. In providing this information, reasonable precautions (including, but not limited to a non-disclosure agreement), including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Funds described in this SAI currently intend to publish complete portfolio holdings on their website as of the end of each fiscal quarter, subject to a thirty calendar day lag, and to post selected holdings information monthly subject to a ten calendar day lag. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of July 27, 2012, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.

Miscellaneous

A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right, in its sole discretion, to pay redemptions by a distribution in kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the net asset value of the Fund at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in kind of securities instead of cash. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund’s net asset value per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

As stated in the Prospectuses, the Trust may authorize Authorized Institutions and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Authorized Institutions or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

Large Trade Notifications

The Transfer Agent may from time to time receive notice that an Authorized Institution or other financial intermediary has received an order for a large trade in a Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the Authorized Institution or other financial intermediary may not ultimately process the order. In this case, the Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Fund may also suffer investment losses on those portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

Line of Credit

The Funds participate in a $630,000,000 committed, unsecured revolving line of credit facility together with other funds of the Trust and registered investment companies having management or investment advisory agreements with GSAM or its affiliates. Pursuant to the terms of this facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the fiscal year ended March 31, 2012, the Funds did not have any borrowings under the facility.

Corporate Actions

From time to time, the issuer of a security held in a Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that a Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of a Fund’s investment portfolio.

In cases where a Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If a Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.

FINANCIAL STATEMENTS

The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in each Fund’s Annual Report are hereby incorporated by reference. The audited financial statements in each Fund’s 2012 Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. A copy of the 2012 Annual Report may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund’s Prospectus. No other portions of the Funds’ Annual Report are incorporated herein by reference.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE,

PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS

(Class A Shares, Class B Shares and Class C Shares Only)

The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.

Other Purchase Information/Sales Charge Waivers

The sales charge waivers on the Funds’ shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.

If shares of a Fund are held in an account with an Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Institution, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in an account with one Authorized Institution to an account with another Authorized Institution or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Institution.

Shareholders of the Funds of the AXA Enterprise Funds Trust, AXA Enterprise Multimanager Funds Trust and The Enterprise Group of Funds, Inc. (“AXA Funds”) who (1) receive shares of a Fund of the Trust in connection with the reorganization of the AXA Funds into the certain Funds of the Trust and (2) fall into one of the following classes of individual or institutions that qualified to purchase Class A Shares of the AXA Funds without a front-end sales charge will be eligible to purchase Class A Shares of the Funds of the Trust without a front-end sales charge: (a) any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares; (b) representatives and employees, or their immediate family members, of broker-dealers and other intermediaries that previously had entered into selling or service arrangements with the Enterprise Fund Distributors, Inc. with respect to the AXA Funds; (c) financial institutions and other financial institutions’ trust departments with respect to funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; (d) investors who were direct referrals by the Enterprise Capital Management, Inc. or AXA Equitable Life Insurance Company’s employees; (e) clients of fee-based/fee-only financial advisor; and (f) certain employee benefit plans qualified under Sections 401, 403 and 408 of the Code, or participants of such plans that invest $100,000 or more ($500,000 or more, in the case of Traditional Individual Retirement Accounts (“IRAs”), IRA rollovers, Coverdell Education Savings Accounts or Roth IRAs); and (g) certain investment only retirement platforms for which Goldman Sachs Funds are available and certain AXA Enterprise sponsored or AXA Enterprise partnered retirement platforms, or participants of plans on such platforms.

Right of Accumulation—(Class A)

A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A, Class B and/or Class C Shares (acquired by purchase or exchange) of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, for certain Funds, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the same Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to purchases of $100,000 or more for certain of the Funds). Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased (i) by an individual, his spouse, his parents and his children; and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Funds’ shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A, Class B and/or Class C Shares of the Goldman Sachs Funds totals the requisite aggregate amount as described in the Prospectuses.

Shareholders of the Funds of the AXA Enterprise Funds Trust, AXA Enterprise Multimanager Funds Trust and The Enterprise Group of Funds, Inc. (the “AXA Funds”) who receive shares of a Fund of the Trust in connection with the reorganization of the AXA Funds into certain Funds of the Trust may continue to aggregate holdings of fund shares of the investor’s spouse, immediate family or accounts the investor controls, whether as a single investor or trustee, provided that the investor or its intermediary notified the AXA Funds of the applicable accounts at the time of his/her additional investment in the AXA Funds by providing the AXA Funds with appropriate documentation, including the account numbers for all accounts that the investor is seeking to aggregate and the accounts were aggregated as directed by the investor or its intermediary.

Statement of Intention—(Class A)

If a shareholder anticipates purchasing at least $100,000 ($500,000 in the case of Enhanced Income, Short Duration Income, High Quality Floating Rate, Short Duration Government and Short Duration Tax-Free Funds), not counting reinvestments of dividends and distributions, of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Institution must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within 90 days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this SAI.

Cross-Reinvestment of Dividends and Distributions

Shareholders may receive dividends and distributions in additional shares of the same class of the Fund in which they have invested or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds, or Service Shares of the Goldman Sachs Financial Square Prime Obligations Fund, if they hold Class A Shares of a Fund.

A Fund shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds is available only in states where such reinvestment may legally be made.

Automatic Exchange Program

A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of the Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Class C Exchanges

As stated in the Prospectuses, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Institutions after the shares have been held for one year. When an Authorized Institution enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Institution’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Institution.

Exchanges from Collective Investment Trusts to the Funds

The Investment Adviser manages a number of collective investment trusts that hold assets of 401(k) plans and other retirement plans (each, a “Collective Investment Trust”). An investor in a Collective Investment Trust (or an Intermediary acting on behalf of the investor) may elect to exchange some or all of the interests it holds in a Collective Investment Trust for shares of one or more of the Goldman Sachs Funds. Generally speaking, Rule 22c-1 of the Act requires a purchase order for shares of a Goldman Sachs Fund to be priced based on the current NAV of the Goldman Sachs Fund that is next calculated after receipt of the purchase order. A Goldman Sachs Fund will treat a purchase order component of an exchange from an investor in a Collective Investment Trust as being received in good order at the time it is communicated to an Intermediary or the Transfer Agent, if the amount of shares to be purchased is expressed as a percentage of the value of the investor’s interest in a designated Collective Investment Trust that it is contemporaneously redeeming (e.g., if the investor communicates a desire to exchange 100% of its interest in a Collective Investment Trust for shares of a Goldman Sachs Fund). The investor’s purchase price and the number of Goldman Sachs Fund shares it will acquire will therefore be calculated as of the pricing of the Collective Investment Trust on the day of the purchase order. Such an order will be deemed to be irrevocable as of the time the Goldman Sachs Fund’s NAV is next calculated after receipt of the purchase order. An investor should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an exchange into that Goldman Sachs Fund. For federal income tax purposes, an exchange of interests in a Collective Investment Trust for shares of a Goldman Sachs Fund may be subject to tax, and you should consult your tax adviser concerning the tax consequences of an exchange.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B and Class C Shares. The CDSC applicable to Class B and Class C Shares redeemed under a Systematic Withdrawal Plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

Offering Price of Class A Shares

Class A Shares of High Yield, Emerging Markets Debt, High Yield Municipal and Local Emerging Markets Debt Funds are sold at a maximum sales charge of 4.5%; Government Income, Municipal Income, Core Fixed Income, Core Plus Fixed Income, Global Income, U.S. Mortgages, Strategic Income, Investment Grade Credit and Inflation Protected Securities Funds at 3.75%; High Yield Floating Rate Fund at 2.25%; Enhanced Income, Short Duration Income, High Quality Floating Rate, Short Duration Government and Short Duration Tax-Free Funds at 1.5%. Using the net asset value as of March 31, 2012 and the maximum sales charge in effect as of July 27, 2012, the maximum offering price of the Class A shares of each Fund’s shares would be as follows:

Fund	Net Asset Value	Maximum Sales Charge	Offering Price to Public
Enhanced Income Fund	$9.49	1.50%	$9.63
Short Duration Income Fund	$9.96	1.50%	$10.11
High Quality Floating Rate Fund	$8.77	1.50%	$8.90
Short Duration Government Fund	$10.30	1.50%	$10.46
Short Duration Tax-Free Fund	$10.62	1.50%	$10.78
High Yield Floating Rate Fund	$9.91	2.25%	$10.14
Strategic Income Fund	$9.87	3.75%	$10.25
Government Income Fund	$15.37	3.75%	$15.97
Municipal Income Fund	$15.73	3.75%	$16.34
Core Fixed Income Fund	$10.31	3.75%	$10.71
Global Income Fund	$13.17	3.75%	$13.68
U.S. Mortgages Fund	$10.58	3.75%	$10.99
Investment Grade Credit Fund	$9.53	3.75%	$9.90
Core Plus Fixed Income Fund	$10.37	3.75%	$10.77
Inflation Protected Securities Fund	$11.16	3.75%	$11.60
High Yield Municipal Fund	$8.90	4.50%	$9.32
High Yield Fund	$7.12	4.50%	$7.46
Emerging Markets Debt Fund	$12.95	4.50%	$13.56
Local Emerging Markets Debt Fund	$9.38	4.50%	$9.82

The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in a Fund’s Prospectus due to rounding in the calculations. For example, the sales load disclosed above and in the Funds’ Prospectuses is only shown to one decimal place (e.g., 4.5%). The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (4.53%) or somewhat lesser (4.48%) than that listed above or in the Prospectuses. Contact your financial advisor for further information.

Class B Contingent Deferred Sales Charge- Shares Received in Connection with the Expedition Funds’ Reorganization

Former Class B shareholders of the Expedition Investment Grade Bond Fund or Expedition Tax-Free Investment Grade Bond Fund who received Class B Shares of the Goldman Sachs Core Fixed Income or Goldman Sachs Municipal Income Fund in connection with the reorganization of the Expedition Funds into the Trust will be charged a CDSC on those Goldman Sachs Fund Class B Shares based on the CDSC schedule set forth below. Goldman Sachs Fund Class B Shares purchased by former Expedition Fund shareholders after the effective time of the Expedition Fund reorganization will be charged CDSCs according to the Goldman Sachs Fund CDSC schedule set forth in the Prospectuses.

Year since Purchase	CDSC as a Percentage of Dollar Amount Subject to CDSC
First	4.00%
Second	3.00%
Third	3.00%
Fourth	2.00%
Fifth	1.00%
Sixth	0.00%
Seventh	0.00%
Eighth	0.00%

Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund on or about the fifteenth day of the last month of the calendar quarter that is eight years after the purchase date.

DISTRIBUTION AND SERVICE PLANS

(Class A Shares, Class B Shares, Class C Shares and Class R Shares Only)

Distribution and Service Plans. As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class B, Class C and Class R Shares of each Fund, distribution and service plans (each a “Plan”). See “Shareholder Guide – Distribution and Service Fees” in the Prospectuses. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act and finance distribution and other services that are provided to investors in the Funds and enable the Funds to offer investors the choice of investing in either Class A, Class B, Class C or Class R Shares when investing in the Funds. In addition, the distribution fees payable under the Plans may be used to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.

The Plans for each applicable Fund’s Class A, Class B, Class C and Class R Shares were most recently approved on June 13, 2012 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75%, 0.75% and 0.50% per annum of a Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively, of such Fund.

Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund’s average daily net assets attributable to Class B or Class C Shares. With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.

As of July 27, 2012, Goldman Sachs has agreed not to impose a portion of the distribution and service fees, pursuant to the Plans, equal to (i) 0.15% of the average daily net assets attributable to Class B Shares of the Short Duration Government and Short Duration Tax-Free Funds; and (ii) 0.35% of the average daily net assets attributable to Class C Shares of the Short Duration Government, Short Duration Tax-Free and Short Duration Income Funds. These arrangements will remain in effect through at least July 27, 2013, and prior to such date Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. These waivers may be modified or terminated by Goldman Sachs at its discretion and without shareholder approval after such date, although Goldman Sachs does not presently intend to do so.

Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSCs (as applicable) on Class A, Class B, Class C and Class R Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized

Institutions in respect of sales of Class A, Class B, Class C and Class R Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A, Class B, Class C and Class R Shares.

Under each Plan, Goldman Sachs, as distributor of each Fund’s Class A, Class B, Class C and Class R Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

The Plans will remain in effect until June 30, 2013 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B, Class C or Class R Shares of the affected Fund and affected share class but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B, Class C or Class R Shares, respectively, of the affected Fund and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B, Class C or Class R shareholders.

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, each Fund then in existence paid Goldman Sachs the following distribution and service fees under the Class A Plan:

Fund	Fiscal year ended March 31, 2012	Fiscal year ended March 31, 2011	Fiscal year ended March 31, 2010
Enhanced Income Fund	$461,672	$780,113	$551,943
High Quality Floating Rate Fund	257,512	525,088	590,842
Short Duration Government Fund	2,278,890	3,194,813	3,126,368
Short Duration Tax-Free Fund	2,077,158	2,337,477	1,622,101
Government Income Fund	1,050,240	1,219,707	1,367,410
Municipal Income Fund	840,568	1,314,459	918,411
Core Fixed Income Fund	736,640	1,937,384	1,799,260
Short Duration Income Fund[1]	110	—	—
Global Income Fund	510,612	565,972	514,584
High Yield Municipal Fund	830,419	1,009,783	2,251,173
High Yield Fund	1,820,680	6,644,870	3,573,151
High Yield Floating Rate Fund[2]	3,390	0	—
Strategic Income Fund[3]	2,217,587	525,544	—
Emerging Markets Debt Fund	381,256	398,474	166,595
U.S. Mortgages Fund	12,980	20,859	23,881
Investment Grade Credit Fund	362,416	456,004	348,857
Core Plus Fixed Income Fund	241,817	250,584	152,400
Inflation Protected Securities Fund	263,124	200,107	168,226
Local Emerging Markets Debt Fund	1,552,481	2,099,584	213,241

[1]	Short Duration Income Fund commenced operations on February 29, 2012.
[2]	High Yield Floating Rate Fund commenced operations on March 31, 2011.
[3]	Strategic Income Fund commenced operations on June 30, 2010.

During the fiscal year ended March 31, 2012, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan on behalf of the Funds:

Fund	Compensation to Dealers[1]	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
High Yield Municipal Fund	$778,594	$303,833	$238,216	$23,852	$39,854	$1,384,348
Municipal Income Fund	477,834	309,546	280,849	28,121	46,986	1,143,336
Short Duration Tax-Free Fund	604,532	840,914	869,025	87,013	145,388	2,546,872
Enhanced Income Fund	272,271	208,896	173,092	17,331	28,958	700,548
Government Income Fund	943,431	363,931	267,235	26,757	44,709	1,646,063
Inflation Protected Securities Fund	168,165	38,636	35,336	3,538	5,912	251,587
Short Duration Government Fund	1,875,693	818,372	636,590	63,740	106,502	3,500,896
High Quality Floating Rate Fund	161,580	105,804	90,555	9,067	15,150	382,155
Emerging Markets Debt Fund	338,152	242,132	166,662	16,687	27,883	791,516
High Yield Fund	1,796,617	1,082,436	749,311	75,026	125,360	3,828,750
High Yield Floating Rate Fund	3,125	2,517	1,603	161	268	7,673
Strategic Income Fund	1,236,564	1,784,104	1,551,473	155,344	259,562	4,987,047
Investment Grade Credit Fund	32,976	107,914	121,185	12,134	20,274	294,484
Local Emerging Markets Debt Fund	556,542	1,460,932	1,292,879	129,452	216,299	3,656,104
U.S. Mortgages Fund	9,060	2,480	2,402	241	402	14,585
Core Fixed Income Fund	600,632	612,953	542,492	54,318	90,759	1,901,154
Core Plus Fixed Income Fund	111,329	96,847	86,366	8,648	14,449	317,638
Short Duration Income Fund	0	0	0	0	0	0
Global Income Fund	452,885	271,329	175,582	17,580	29,375	946,750

[1]

Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of eighteen months; amounts presented above reflect amortization expense recorded during the period presented.

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, each Fund then in existence paid Goldman Sachs the following distribution and service fees under the Class B Plan:

Fund[1]	Fiscal year ended March 31, 2012	Fiscal year ended March 31, 2011	Fiscal year ended March 31, 2010
Enhanced Income Fund	$6,948	$11,803	$18,153
Short Duration Government Fund[2]	4,562	18,957	43,100
Short Duration Tax-Free Fund[2]	555	2,662	3,558
Government Income Fund	146,229	246,525	383,010
Municipal Income Fund	60,650	83,310	106,277
Core Fixed Income Fund	98,361	146,198	181,829
Global Income Fund	26,714	41,382	60,937
High Yield Municipal Fund	129,480	182,502	232,303
High Yield Fund	370,297	533,075	633,897
Core Plus Fixed Income Fund	57,002	81,732	102,723

[1]

High Quality Floating Rate Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, U.S. Mortgages Fund, High Yield Floating Rate Fund, Short Duration Income Fund, Strategic Income Fund and Investment Grade Credit Fund currently do not offer Class B Shares.

[2]

Absent fee waiver arrangements then in effect, the distribution and service fees payable by the Short Duration Government Fund would have been $7,562, $23,957 and $50,706, respectively, for the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, and the distribution and service fees payable by the Short Duration Tax-Free Fund would have been $4,186 for the fiscal year ended March 31, 2010.

For the fiscal year ended March 31, 2012, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan on behalf of each of the following Funds:

Fund	Compensation To Dealers[1]	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone And Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
High Yield Municipal Fund	$0	$28,048	$22,876	$2,291	$3,827	$57,042
Municipal Income Fund	0	13,896	11,038	1,105	1,847	27,887
Short Duration Tax-Free Fund	0	0	0	0	0	1
Enhanced Income Fund	0	188	110	11	18	327
Government Income Fund	119	34,013	24,324	2,436	4,069	64,962
Short Duration Government Fund	0	167	101	10	17	295
High Yield Fund	0	110,613	81,540	8,164	13,642	213,960
Core Fixed Income Fund	0	23,892	17,321	1,734	2,898	45,845
Core Plus Fixed Income Fund	0	7,860	5,392	540	902	14,694
Global Income Fund	0	5,914	4,186	419	700	11,219

[1]

Advance commissions paid to dealers of 4% on Class B Shares are considered deferred assets which are amortized over a period of six years; amounts presented above reflect amortization expense recorded during the period presented.

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, each Fund then in existence paid Goldman Sachs the following distribution and service fees under the Class C Plan:

Fund[1]	Fiscal year ended March 31, 2012	Fiscal year ended March 31, 2011	Fiscal year ended March 31, 2010
Short Duration Government Fund[2]	$668,033	$1,172,895	$1,573,803
Short Duration Tax-Free Fund[2]	273,873	375,443	293,062
Government Income Fund	321,143	388,652	395,569
Municipal Income Fund	241,375	267,763	233,296
Core Fixed Income Fund	282,014	325,580	302,724
Short Duration Income Fund[3]	9	—	—
Global Income Fund	70,695	81,417	60,455
High Yield Municipal Fund	964,645	1,139,686	1,080,223
High Yield Fund	1,075,693	1,105,997	1,013,698
High Yield Floating Rate Fund[4]	2,374	0	—
Strategic Income Fund[5]	1,356,623	138,466	—
Emerging Markets Debt Fund	307,673	222,723	46,918
Core Plus Fixed Income Fund	108,370	125,620	121,079
Inflation Protected Securities Fund[2]	221,273	218,633	134,552
Local Emerging Markets Debt Fund	196,495	68,392	2133

[1]	Enhanced Income Fund, High Quality Floating Rate Fund, U.S. Mortgages Fund and Investment Grade Credit Fund currently do not offer Class C Shares.
[2]

Absent fee waiver arrangements then in effect, the distribution and service fees payable by the Short Duration Government Fund would have been $1,098,033 and $1,587,895, respectively, for the fiscal years ended March 31, 2012 and March 31, 2011, the distribution and service fees payable by the Short Duration Tax-Free Fund would have been $421,873 and $455,443, respectively, for the fiscal years ended March 31, 2012 and March 31, 2011, respectively, and the distribution and service fees payable by the Inflation Protected Securities Fund would have been $245,273 for the fiscal year ended March 31, 2012.

[3]	Short Duration Income Fund commenced operations on February 29, 2012.
[4]	High Yield Floating Rate Fund commenced operations on March 31, 2011.
[5]	Strategic Income Fund commenced operations on June 30, 2010.

During the fiscal year ended March 31, 2012, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan on behalf of each of the following Funds:

Fund	Compensation to Dealer[1]	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
High Yield Municipal Fund	$0	$103,597	$80,817	$8,092	$13,521	$206,027
Municipal Income Fund	0	22,441	16,556	1,658	2,770	43,424
Short Duration Tax-Free Fund	0	16,979	13,316	1,333	2,228	33,856
Government Income Fund	0	35,964	26,210	2,624	4,385	69,184
Inflation Protected Securities Fund	942	15,577	11,944	1,196	1,998	31,658
Short Duration Government Fund	0	60,481	43,668	4,372	7,306	115,827
Emerging Markets Debt Fund	467	56,090	42,985	4,304	7,191	111,037
High Yield Fund	0	188,755	137,854	13,803	23,063	363,475
High Yield Floating Rate Fund	0	0	0	0	0	0
Strategic Income Fund	4,133	398,386	308,160	30,855	51,555	793,090
Local Emerging Markets Debt Fund	0	61,443	42,883	4,294	7,174	115,795
Core Fixed Income Fund	0	31,514	22,732	2,276	3,803	60,325
Core Plus Fixed Income Fund	0	8,668	5,854	586	979	16,087
Short Duration Income Fund	0	0	0	0	0	0
Global Income Fund	0	7,180	4,754	476	795	13

[1]

Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, each Fund then in existence paid Goldman Sachs the following distribution and service fees under the Class R Plan:

Fund[1]	Fiscal year ended March 31, 2012	Fiscal year ended March 31, 2011	Fiscal year ended March 31, 2010
Government Income Fund	$86,062	$48,549	$8,123
Core Fixed Income Fund	91	79	57
Short Duration Income Fund[2]	4	—	—
Inflation Protected Securities Fund	6,525	3,081	525
High Yield Fund	73,367	47,987	5,819
High Yield Floating Rate Fund[3]	50	0	—
Strategic Income Fund[4]	140	38	—
Core Plus Fixed Income Fund	131	191	131

[1]

Enhanced Income Fund, High Quality Floating Rate, Short-Duration Government Fund, Short-Duration Tax-Free Fund, Municipal Income Fund, Global Income Fund, High Yield Municipal Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, U.S. Mortgages Fund and Investment Grade Credit Fund currently do not offer Class R Shares.

[2]	Short Duration Income Fund commenced operations on February 29, 2012.
[3]	High Yield Floating Rate Fund commenced operations on March 31, 2011.
[4]	Strategic Income Fund commenced operations on June 30, 2010.

During the fiscal year ended March 31, 2012, Goldman Sachs incurred the following expenses in connection with distribution under the Class R Plan on behalf of each of the following Funds:

Fund	Compensation to Dealer	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
Core Fixed Income Fund	$33	$0	$0	$0	$0	$33
Government Income Fund	85,757	13,573	9,477	949	1,585	111,341
High Yield Fund	72,394	12,168	8,656	867	1,448	95,533
High Yield Floating Rate Fund	0	0	0	0	0	0
Strategic Income Fund	0	0	0	0	0	0
Core Plus Fixed Income Fund	69	0	0	0	0	69
Short Duration Income Fund	0	0	0	0	0	0
Inflation Protected Securities Fund	6,225	30	18	2	3	6,278

SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN

(Service Shares Only)

Each Fund that offers Service Shares has adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to its Service Shares which authorize it to compensate Authorized Institutions for providing personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, a Fund will enter into agreements with Authorized Institutions which purchase Service Shares of the Fund on behalf of their customers (“Service Agreements”). Under such Service Agreements, the Authorized Institutions may perform some or all of the following services:

(a) Personal and account maintenance services, including: (i) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (ii) acting as liaison between the Authorized Institution’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for prospectuses; (v) displaying and making prospectuses available on the Authorized Institution’s premises; and (vi) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Authorized Institution.

(b) Shareholder administration services, including: (i) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Authorized Institution’s customers; (ii) establishing and maintaining or assist in establishing and maintaining individual accounts and records with respect to the Service Shares owned by each customer; (iii) processing or assist in processing confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (iv) receiving and transmitting or assist in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (v) facilitating the inclusion of Service Shares in accounts, products or services offered to the Authorized Institution’s customers by or through the Authorized Institution; (vi) processing dividend payments on behalf of customers; and (vii) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the FINRA’s Conduct Rules.

As compensation for such services, a Fund will pay each Authorized Institution a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Authorized Institution.

The amount of the service and shareholder administration fees paid by each Fund then in existence to Authorized Institutions pursuant to the Plans was as follows for the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010:

Fund[1]	Fiscal year ended March 31, 2012	Fiscal year ended March 31, 2011	Fiscal year ended March 31, 2010
High Quality Floating Rate	$3,554	$7,730	$12,556
Short Duration Government	423,258	803,936	688,064
Short Duration Tax-Free	56,236	122,974	35,916
Government Income	477,266	520,980	483,890
Municipal Income	402	926	1,240
Core Fixed Income	36,622	23,452	32,540
Global Income	830	490	1,068
High Yield	104,956	107,582	47,840
Core Plus Fixed Income	64	60	56

[1]

Enhanced Income Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, High Yield Floating Rate Fund, Short Duration Income Fund, Strategic Income Fund and Inflation Protected Securities Fund currently do not offer Service Shares.

The Funds offering Service Shares have adopted the Service Plan but not the Shareholder Administration Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Authorized Institutions pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the service plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the service plan. The Shareholder Administration Plan has not been adopted pursuant to Rule 12b-1 under the Act.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974, as amended) may apply to a Authorized Institution’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of such Fund. Authorized Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of the Funds. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Fund’s Plans and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 13, 2012. The Plans and Service Agreements will remain in effect until June 30, 2013, and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. The service plan may not be amended (but the shareholder administration plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Trustees who are not interested person of the Trust and who have no direct or indirect financial interest in the operation of the Plans and Service Agreements or by vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of such Trustees or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than 60 days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust’s Governance and Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares.

During the fiscal year ended March 31, 2012, Goldman Sachs incurred the following expenses in connection with distribution under the Service Plan of each of the following Funds with Service Shares:

Fund	Compensation to Dealer	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals
High Quality Floating Rate Fund	$0	$256	$191	$19	$32	$498
Short Duration Government Fund	0	57,312	45,232	4,529	7,567	114,640
Short Duration Tax-Free Fund	0	1,857	1,469	147	246	3,718
Government Income Fund	0	72,837	55,041	5,511	9,208	142,598
Municipal Income Fund	0	9	8	1	1	19
Core Fixed Income Fund	1	947	717	72	120	1,857
Core Plus Fixed Income Fund	0	0	0	0	0	0
Global Income Fund	0	41	34	3	6	84
High Yield Fund	0	18,773	13,551	1,357	2,267	35,947

ADMINISTRATION PLAN

(Administration Shares Only)

The Enhanced Income Fund has adopted an administration plan (the “Plan”) with respect to its Administration Shares which authorizes it to compensate Authorized Institutions for providing certain account administration services to their customers who are beneficial owners of such Shares. Pursuant to the Plan, the Fund enters into agreements with Authorized Institutions which purchase Administration Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements the Authorized Institutions may agree to perform some or all of the following services: (a) act, directly or through an agent, as the shareholder of record and nominee for customers; (b) maintain account records for customers who beneficially own Administration Shares of the Fund; (c) receive and transmit, or assist in receiving and transmitting, funds for purchases and redemptions; (d) provide facilities to answer questions and handle correspondence from customers regarding their accounts; and (e) issue, or assist in issuing, confirmations for transactions in shares by customers. As compensation for such services, the Fund will pay each Authorized Institution an account administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Fund attributable to or held in the name of such Authorized Institution.

For the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010, fees of $5,899.84, $9,929 and $6,799, respectively, were paid by the Enhanced Income Fund’s Administration Shares under the Plan.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974, as amended) may apply to a Authorized Institution’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Administration Shares of the Fund. Authorized Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Administration Shares of the Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Administration Shares on behalf of their customers may be required to register as dealers.

The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plan and Service Agreements with respect to the Fund at a meeting called for the purpose of voting on such Plan and Service Agreements on June 13, 2012. The Plan and Service Agreements will remain in effect until June 30, 2013 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.

Unless approved by the Board of Trustees in the manner described above, the Plan may not be amended to increase materially the amount to be spent for the services described therein and other material amendments of the Plan may not be made. The Plan may be terminated at any time by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements or by vote of a majority of the Fund’s outstanding Administration Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of such Trustees or by a vote of a majority of the outstanding Administration Shares of the Fund on not more than 60 days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Fund and the holders of its Administration Shares.

ACCOUNT SERVICE PLAN

(Class A and Institutional Shares Only)

The U.S. Mortgages and Investment Grade Credit Funds had adopted account service plans (the “Plans”) with respect to their Class A and Institutional Shares which authorized them to compensate Goldman Sachs for providing certain account services, personal and account maintenance services, and other services performed and expenses incurred by Goldman Sachs that were intended to facilitate or improve the provision of account services and/or personal and account maintenance services of Authorized Institutions to their customers who are beneficial owners of such Shares (“Customers”). Effective December 1, 2010, the Plans were terminated with respect to Class A and Institutional Shares for U.S. Mortgages and Investment Grade Credit Funds.

Account services under the Plans included, without limitation, (a) acting or arranging for another party to act, as recordholder and nominee of Class A or Institutional Shares beneficially owned by Customers; (b) establishing and maintaining or assist in establishing and maintaining individual accounts and records with respect to Class A or Institutional Shares owned by each Customer; (c) processing or assist in processing confirmations concerning customer orders to purchase, redeem and exchange Class A or Institutional Shares; (d) receiving and transmitting or assist in receiving and transmitting funds representing the purchase price or redemption proceeds of such Class A or Institutional Shares; (e) providing services to Customers intended to facilitate or improve their understanding of the benefits and risks of a Fund to Customers; (f) facilitating or assist in facilitating electronic or computer trading and/or processing in a Fund or providing or assist in providing electronic, computer or other information regarding a Fund to Customers; and (g) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the FINRA’s Conduct Rules.

Personal and account maintenance services under the Plans included, without limitation, (a) providing facilities to answer inquiries and respond to correspondence with Customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (b) acting as liaison between Customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for Prospectuses; (e) displaying and making Prospectuses available on the Authorized Institutions’ premises; (f) assisting Customers in completing application forms, selecting dividend and other account options and operating custody accounts with the Authorized Institutions; and (g) performing other related services which constitute “personal and account maintenance services” within the meaning of the FINRA’s Conduct Rules but do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act.

As compensation for such services, each Fund paid Goldman Sachs an account service fee in an amount up to 0.05% (on an annualized basis) of the average daily net assets of the Class A or Institutional Shares of such Fund. The Plans provided for account service fees to Goldman Sachs without regard to the expenses actually incurred by Goldman Sachs. If the fees exceeded Goldman Sachs’ expenses, Goldman Sachs may have realized a profit from these arrangements. Goldman Sachs determined the amount (if any) of the account service fee that was paid to one or more Authorized Institutions. Payments to Authorized Institutions were subject to agreements entered into with Goldman Sachs (“Service Agreements”). In no event did the amount paid to Goldman Sachs or any Authorized Institution under the Plan for Class A Shares and the Trust’s Class A Distribution and Service Plan for “personal and account maintenance services and expenses” exceed the maximum limit on “service fees” as those terms are defined in Section 2830 of the Conduct Rules of the FINRA. For the fiscal years ended March 31, 2011 and March 31, 2010, the U.S. Mortgages and Investment Grade Credit Funds paid the following in fees pursuant to the Plans.

Fund	Fiscal Year ended March 31, 2011[1]		Fiscal Year ended March 31, 2010
	Institutional	Class A	Institutional	Class A
U.S. Mortgages Fund	$19,707	$3,171	$45,082	$4,776
Investment Grade Credit Fund	$66,781	$63,483	$62,010	$69,772

[1]	Effective December 1, 2010, the Account Service Plans were terminated with respect to Class A and Institutional Shares.

PRINCIPAL HOLDERS OF SECURITIES

As of June 29, 2012, the following shareholders were shown in the Trust’s records as owning more than 5% of any class of a Fund’s shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares:

Global Income Fund

Class	Name/Address	Percentage of Class
Class A	Genworth Financial Trust Company, FBO Genworth Financial Wealth Management, Mutual Clients and Other Customers, 3200 N Central Ave. Fl 7, Phoenix, AZ 85012-2468.	15.91%
Class A	TD Ameritrade Clearing Inc., FBO its Clients, PO Box 2226, Omaha, NE 68103-2226.	11.54%
Class A	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	7.90%
Class A	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	6.67%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	23.45%
Class B	Ameriprise Financial Services Inc., PO Box 9446, Minneapolis, MN 55440-9446.	6.98%
Class B	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	6.83%
Class B	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	25.59%
Class B	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	5.90%
Class B	American Enterprise Investment Services, 702 2nd Ave. South, Minneapolis, MN 55402.	10.76%
Class B	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	9.55%
Class C	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	8.93%
Class C	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	6.92%
Class C	Ameriprise Financial Services Inc., PO Box 9446, Minneapolis, MN 55440-9446.	11.09%
Class C	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	11.06%
Class C	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	7.00%
Class C	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	11.24%
Class C	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	10.57%
Class C	American Enterprise Investment Services, 702 2nd Ave. South, Minneapolis, MN 55402.	10.86%
Institutional	State Street Bank and Trust Company, FBO GS Growth & Income Strategy Omnibus Account, 2 Avenue de Lafayette Fl. 6 South, Boston, MA 02111-1750.	46.71%
Institutional	State Street Bank and Trust Company, FBO GS Growth Strategy Omnibus Account, 2 Avenue de Lafayette Fl. 6 South, Boston, MA 02111-1750.	11.16%
Institutional	State Street Bank and Trust Company, FBO GS Balanced Strategy Omnibus Account, 2 Avenue de Lafayette Fl. 6 South, Boston, MA 02111-1750.	27.19%
Class IR	LPL Financial Corporation, 9785 Towne Centre Drive, San Diego, CA 92121-1968.	32.44%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	67.34%
Service	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	79.62%
Service	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	20.32%

High Quality Floating Rate Fund
Class	Name/Address	Percentage of Class
Class A	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	6.59%

High Quality Floating Rate Fund

Class	Name/Address	Percentage of Class
Class A	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	6.60%
Class A	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	40.64%
Class A	Charles Schwab & Co Inc., Special Custody Acct. FBO Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151.	20.90%
Institutional	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	6.60%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	58.04%
Class IR	Goldman Sachs Direct Accts, FBO North Carolina Medical Society Retirement Savings Plan 401K, 400 Magellan Way #KW1C, Covington, KY, 41015-1987.	26.11%
Class IR	Edward Jones Counsel Trust, FBO D3M LLC 401K, 1251 Waterfront Pl. Ste. 525, Pittsburgh, PA 15222-4228.	9.03%
Class IR	Frontier Trust Co. FBO Trust Account, PO Box 10758, Fargo, ND 58106-0758.	17.83%
Class IR	Frontier Trust Co. FBO Peterson Foodtown Inc. 401K, PO Box 10758, Fargo, ND 58106-0758.	6.73%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	22.42%
Class IR	LPL Financial Corporation, 9785 Towne Centre Drive, San Diego, CA 92121-1968.	13.55%
Service	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	31.00%
Service	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	64.36%

Goldman Sachs Municipal Income Fund
Class	Name/Address	Percentage of Class
Class A	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	39.86%
Class A	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	23.99%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	8.94%
Class B	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	5.02%
Class B	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	14.15%
Class B	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	8.45%
Class B	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	53.06%
Class C	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	11.21%
Class C	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	22.36%
Class C	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	18.51%
Class C	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	7.70%
Class C	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	13.65%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	8.18%

Goldman Sachs Municipal Income Fund

Class	Name/Address	Percentage of Class
Institutional	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	5.40%
Institutional	Charles Schwab & Co Inc., Special Custody Acct. FBO Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151.	9.85%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	46.68%
Institutional	MSCS Financial Services LLC, DBTCO, PO Box 747, Dubuque, IA 52004-0747.	7.18%
Class IR	LPL Financial Corporation, 9785 Towne Centre Drive, San Diego, CA 92121-1968.	40.33%
Class IR	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	20.24%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	39.37%
Service	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn: Mutual Fund Ops Manager, 510 Marquette Ave S, Minneapolis, MN 55402-1110.	42.44%
Service	TCA TrustCorp America, 5301 Wisconsin Ave. NW 4th Fl., Washington, DC 20015-2047.	50.17%
Service	Goldman Sachs Seed Account, Attn: IMD-INDIA-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071, India.	7.32%

Goldman Sachs U.S. Mortgages Fund

Class	Name/Address	Percentage of Class
Class A	Ameriprise Financial Services Inc., PO Box 9446, Minneapolis, MN 55440-9446.	6.51%
Class A	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	25.72%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	58.06%
Institutional	Maril & Co. FBO JD, c/o M&I Trust Co NA, Attn: MF, 11270 West Park Place Ste. 400, Milwaukee, WI 53224-3638.	8.57%
Institutional	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	12.77%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	75.97%
Class IR	Goldman Sachs Seed Account, Attn: IMD-INDIA-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071, India.	100%

Goldman Sachs Core Fixed Income Fund
Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	8.52%
Class A	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	29.67%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	6.58%
Class B	American Enterprise Investment Services, 702 2nd Ave. South, Minneapolis, MN 55402.	5.86%
Class B	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	6.09%
Class B	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	45.85%
Class B	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	8.58%
Class C	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	8.26%

Goldman Sachs Core Fixed Income Fund

Class	Name/Address	Percentage of Class
Class C	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	5.37%
Class C	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	8.05%
Class C	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	10.18%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	59.72%
Institutional	State Street Bank and Trust Company, FBO Goldman Sachs Profit Sharing Trust, Cash Sweep Support Group, Josiah Quincy Building 5N, 200 Newport Ave., North Quincy, MA 02171-2102.	5.13%
Institutional	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	14.19%
Class R	Edward Jones Counsel Trust, FBO Mon-Ray Inc., 1251 Waterfront Pl. Ste. 525, Pittsburgh, PA 15222-4228.	97.04%
Class IR	MSCS Financial Services LLC, FBO Cleveland Eye Clinic 401K, 700 17th St., Ste. 300, Denver, CO 80202-3531.	10.63%
Class IR	LPL Financial Corporation, 9785 Towne Centre Drive, San Diego, CA 92121-1968.	46.22%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	31.77%
Service	Fulton Bank, NA FBO Smith Land and Improvement Corp., PO Box 3215, Lancaster, PA 17604-3215.	9.40%
Service	TCA TrustCorp America, 5301 Wisconsin Ave. NW, Ste 450, Washington, DC 20015-2015.	15.30%
Service	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	59.62%

Goldman Sachs Core Plus Fixed Income Fund

Class	Name/Address	Percentage of Class
Class A	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	51.94%
Class A	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	17.75%
Class B	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	8.55%
Class B	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	19.51%
Class B	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	8.98%
Class C	Charles Schwab & Co Inc., Special Custody Acct. FBO Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151.	5.58%
Class C	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	18.24%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	7.57%
Class C	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	13.82%
Institutional	Memorial Hermann Hospital System Operating Funds, 909 Frostwood Ste. 2100, Houston, TX 77024-2301.	58.58%
Institutional	Charles Schwab & Co Inc., Special Custody Acct. FBO Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151.	10.98%

Goldman Sachs Core Plus Fixed Income Fund

Class	Name/Address	Percentage of Class
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	17.25%
Class R	Frontier Trust Co., FBO A&A Trucking, PO Box 10758, Fargo, ND 58106-0758.	29.51%
Class R	MSCS Financial Services LLC, FBO Newmarket Schools, 700 17th St., Ste. 300, Denver, CO 80202-3531.	8.07%
Class R	Goldman Sachs Seed Account, Attn: IMD-INDIA-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071, India.	59.91%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	95.28%
Service	Goldman Sachs Seed Account, Attn: IMD-INDIA-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071, India.	99.92%

Goldman Sachs Short Duration Income Fund

Class	Name/Address	Percentage of Class
Class A	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	98.71%
Class C	City National Bank, FBO Kenneth Linstruth, PO Box 60520, Los Angeles, CA 90060-0520.	96.98%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	16.29%
Institutional	Goldman Sachs Seed Account, Attn: IMD-INDIA-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071, India.	83.68%
Class R	Goldman Sachs Seed Account, Attn: IMD-INDIA-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071, India.	100%
Class IR	Goldman Sachs Seed Account, Attn: IMD-INDIA-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071, India.	100%

Goldman Sachs Investment Grade Credit Fund

Class	Name/Address	Percentage of Class
Class A	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	87.74%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	83.37%
Institutional	JP Morgan Securities, Strafe & Co., FBO Doris Tananbaum, PO Box 6924, Newark, DE 19714-6924.	11.63%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	99.92%
Separate Acct.	Goldman Sachs & Co., FBO Customer, c/o Mutual Fund Ops, 200 West Street, New York, NY 10282-2198.	6.19%

Goldman Sachs Enhanced Income Fund
Class	Name/Address	Percentage of Class
Class A	Charles Schwab & Co Inc., Special Custody Acct. FBO Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151.	5.71%
Class A	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	17.81%

Goldman Sachs Enhanced Income Fund

Class	Name/Address	Percentage of Class
Class A	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	8.64%
Class A	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	42.12%
Class B	NYLife Securities Inc., IRA R/O Linda L McCall, 5946 Poage Valley Rd., Roanoke, VA 24018-5658.	8.67%
Class B	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	5.61%
Class B	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	9.58%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	46.78%
Institutional	Hofstra University, 100 B Phillips Hall, Attn: Treasury Operations, 128 Hofstra University, Hempstead, NY 11549-1280.	9.53%
Institutional	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	18.97%
Institutional	Synchronoss Technologies Inc., 200 Crossing Blvd. Fl. 7, Bridgewater, NJ 08807-2861.	7.56%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	99.17%
Administration	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	8.45%

Goldman Sachs Government Income Fund

Class	Name/Address	Percentage of Class
Class A	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	8.59%
Class A	Charles Schwab & Co Inc., Special Custody Acct. FBO Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151.	5.52%
Class A	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	8.05%
Class A	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	6.03%
Class A	Hartford Life Insurance Co., Separate Account, 1 Griffin Rd. N, Windsor, CT 06095-1512.	15.58%
Class A	Nationwide Trust Co., c/o IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029.	7.35%
Class B	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	9.47%
Class B	Ameriprise Financial Services Inc., PO Box 9446, Minneapolis, MN 55440-9446.	6.80%
Class B	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	17.13%
Class B	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	14.67%
Class C	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	23.65%
Class C	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	5.24%
Class C	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	12.77%
Class C	Princor Financial Services Corp., FBO Principal Financial Group Prin Advtg Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001.	8.94%
Class C	Princor Financial Services Corp., FBO Principal Financial Group FIA Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001.	5.37%

Institutional	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	20.79%
Institutional	Stifel Nicolaus & Co, FBO Customers, 501 N Broadway, Saint Louis, MO 63102-2188.	6.29%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	36.85%
Class R	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	6.05%
Class R	Hartford Life Insurance Co., Separate Account, 1 Griffin Rd. N, Windsor, CT 06095-1512.	82.48%
Class IR	LPL Financial Corporation, 9785 Towne Centre Drive, San Diego, CA 92121-1968.	34.76%
Class IR	Saxon & Co., P.O. Box 7780-1888, Philadelphia, PA 19182-0001.	26.43%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	24.63%
Class IR	GWFS Equities Inc., Orchard Trust Co., 8515 E Orchard Rd. #2T2, Greenwood Village, CO 80111-5002.	6.14%
Service	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	22.54%
Service	UMB Bank NA, FBO Fiduciary for Tax Deferred Accts, 1 SW Security Benefit Pl., Topeka, KS 66636-1000.	13.00%
Service	UMB Bank NA, FBO Fiduciary for Tax Deferred Accts, 1 SW Security Benefit Pl., Topeka, KS 66636-1000.	14.32%
Service	Hartford Life Insurance Co., Separate Account, 200 Hopmeadow St., Weatogue, CT 06089-9793.	37.37%

Goldman Sachs Inflation Protected Securities Fund

Class	Name/Address	Percentage of Class
Class A	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	11.99%
Class A	Charles Schwab & Co Inc., Special Custody Acct. FBO Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151.	7.06%
Class A	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	7.62%
Class A	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	36.30%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	13.45%
Class C	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	23.11%
Class C	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	6.38%
Class C	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	25.15%
Class C	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	6.94%
Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	6.94%
Institutional	Northern Trust Co., FBO Weinberg Foundation, Attn: Mutual Funds, PO Box 92956, Chicago, IL 60675-0001.	12.71%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	58.73%
Institutional	Trico & Co., PO Box 631, Columbus, MS 39703-0631.	8.33%
Class R	Frontier Trust Co., FBO Crose & Lemke Construction Inc., PO Box 10758, Fargo, ND 58106-0758.	7.67%
Class R	Counsel Trust, FBO CCBG Architects Inc. 401k, 1251 Waterfront Pl. Ste. 525, Pittsburgh, PA 15222-4228.	7.27%

Class R	Mid Atlantic Trust Company, FBO Aqua Communications Inc. 401K, 1251 Waterfront Pl. Ste. 525, Pittsburgh, PA 15222-4228.	5.52%
Class R	Mid Atlantic Trust Company, FBO Larry Conway Inc. 401K, 1251 Waterfront Pl. Ste. 525, Pittsburgh, PA 15222-4228.	6.66%
Class R	Frontier Trust Co., FBO Oral Facial Surgery Associates, PO Box 10758, Fargo, ND 58106-0758.	13.81%
Class R	Frontier Trust Co., FBO Victory Iron Works Inc. Employees, PO Box 10758, Fargo, ND 58106-0758.	6.44%
Class R	John Telban, FBO Frontier Food Brokerage Inc. 401K, 1577 W Ridge Rd. Ste. 220, Rochester, NY 14615-2580.	9.42%
Class IR	LPL Financial Corporation, 9785 Towne Centre Drive, San Diego, CA 92121-1968.	16.30%
Class IR	Fidelity Investments Institutional Operations Co., FBO Employee Benefit Plans, 100 Magellan Way #KW1C, Covington, KY 41015-1999.	70.99%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	8.47%

Goldman Sachs Short Duration Government Fund

Class	Name/Address	Percentage of Class
Class A	Charles Schwab & Co Inc., Special Custody Acct. FBO Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151.	5.16%
Class A	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	19.14%
Class A	Nationwide Trust Co., c/o IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029.	7.47%
Class B	Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001-2417.	8.59%
Class B	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	47.39%
Class B	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	6.47%
Class B	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	20.73%
Class C	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	27.60%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	10.98%
Class C	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	8.89%
Class C	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	5.99%
Class C	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	17.60%
Institutional	State Street Bank and Trust Company, FBO Goldman Sachs Profit Sharing Trust, Cash Sweep Support Group, Josiah Quincy Building 5N, 200 Newport Ave. Ext., North Quincy, MA 02171-2102.	6.52%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	31.02%
Institutional	State Street Bank and Trust Company, FBO GS Trust Balanced Strategy Omnibus Account, 2 Avenue de Lafayette Fl. 6 South, Boston, MA 02111-1750.	5.51%
Institutional	Charles Schwab & Co Inc., Special Custody Acct. FBO Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151.	5.68%
Institutional	Mellon Bank, Mac & Co. Account, Attn: Mutual Fund Operations, PO Box 3198, Pittsburgh, PA 15230-3198.	9.34%
Class IR	ING National Trust, FBO Core Market Retirement Plans, 30 Braintree Hill Park, Braintree, MA 02184-8700.	15.18%

Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	66.76%
Class IR	LPL Financial Corporation, 9785 Towne Centre Drive, San Diego, CA 92121-1968.	7.82%
Class IR	DWS Trust Co., ADP Enterprise Product, PO Box 1757, Salem, NH 03079-1143.	5.24%
Service	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	72.94%
Service	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	10.56%

Goldman Sachs Short Duration Tax-Free Fund

Class	Name/Address	Percentage of Class
Class A	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	6.05%
Class A	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	69.27%
Class B	LPL Financial Corporation, 9785 Towne Centre Drive, San Diego, CA 92121-1968.	31.87%
Class B	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	14.17%
Class B	Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001-2417.	28.85%
Class B	American Enterprise Investment Services, 702 2nd Ave. South, Minneapolis, MN 55402.	24.90%
Class C	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	21.22%
Class C	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	9.06%
Class C	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	31.40%
Class C	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	13.46%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	60.73%
Institutional	SEI Private Trust Co., c/o Suntrust, Attn: Mutual Fund Admin, One Freedom Valley Dr., Oaks, PA 19456-9989.	8.52%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	89.05%
Class IR	LPL Financial Corporation, 9785 Towne Centre Drive, San Diego, CA 92121-1968.	10.51%
Service	Morgan Stanley Smith Barney LLC, FBO Varner Ventures LLC, 1515 N Linden Ct., Wichita, KS 67206-3312.	94.43%

High Yield Fund

Class	Name/Address	Percentage of Class
Class A	Ameriprise Financial Services Inc., PO Box 9446, Minneapolis, MN 55440-9446.	6.71%
Class A	Hartford Life Insurance Co., Separate Account, 1 Griffin Rd. N, Windsor, CT 06095-1512.	6.36%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	6.50%
Class A	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	6.10%
Class A	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	14.51%
Class A	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	8.22%
Class B	American Enterprise Investment Services, 702 2nd Ave. South, Minneapolis, MN 55402.	5.75%
Class B	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	12.92%

High Yield Fund

Class	Name/Address	Percentage of Class
Class B	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	32.44%
Class B	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	8.11%
Class C	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	17.50%
Class C	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	16.52%
Class C	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	8.43%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	8.29%
Class C	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	8.36%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	70.73%
Class R	Hartford Life Insurance Co., Separate Account, 1 Griffin Rd. N, Windsor, CT 06095-1512.	92.72%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	56.35%
Class IR	LPL Financial Corporation, 9785 Towne Centre Drive, San Diego, CA 92121-1968.	38.30%
Service	Hartford Life Insurance Co., Separate Account, 200 Hopmeadow St., Weatogue, CT 06089-9793.	48.54%
Service	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	11.74%
Service	MSCS Financial Services LLC, Digby & Company 3, 5140 Main St., Downer’s Grove, IL 60515-4610.	7.69%
Service	Hartford Securities Distribution Company Inc., Attn: UIT Operations, PO Box 2999, Hartford, CT 06104-2999.	23.25%

High Yield Floating Rate Fund

Class	Name/Address	Percentage of Class
Class A	RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn: Mutual Fund Ops Manager, 510 Marquette Ave S, Minneapolis, MN 55402-1110.	87.24%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	21.60%
Class C	American Enterprise Investment Services, 702 2nd Ave. South, Minneapolis, MN 55402.	55.97%
Class C	State Street Bank and Trust Company, FBO Roseville City School District, 403B Sharon A. Finch, 2012 Nicklaus Cir., Roseville, CA 95678-1046.	8.70%
Institutional	State Street Bank and Trust Company, FBO GS Satellite Strategies Portfolio, 2 Avenue de Lafayette Fl. 6 South, Boston, MA 02111-1750.	20.53%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	71.91%
Class R	Goldman Sachs Seed Account, Attn: IMD-INDIA-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071, India.	100%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	99.56%

High Yield Municipal Fund

Class	Name/Address	Percentage of Class
Class A	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	24.19%
Class A	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	8.22%
Class A	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	11.77%
Class A	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	12.91%
Class A	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	7.46%
Class A	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	11.13%
Class B	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	9.37%
Class B	Edward Jones & Co, Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts, MO 63043-3009.	44.30%
Class B	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	19.63%
Class B	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	10.80%
Class C	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	21.10%
Class C	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	23.15%
Class C	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	14.32%
Class C	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	19.71%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	89.15%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	48.21%
Class IR	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	21.37%
Class IR	LPL Financial Corporation, 9785 Towne Centre Drive, San Diego, CA 92121-1968.	30.39%

Emerging Markets Debt Fund

Class	Name/Address	Percentage of Class
Class A	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	11.80%
Class A	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	8.73%
Class A	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	8.77%
Class A	Ameriprise Financial Services Inc., PO Box 9446, Minneapolis, MN 55440-9446.	9.32%
Class A	Charles Schwab & Co Inc., Special Custody Acct. FBO Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151.	5.86%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	11.04%
Class A	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	7.01%
Class A	American Enterprise Investment Services, 702 2nd Ave. South, Minneapolis, MN 55402.	5.51%
Class C	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	9.39%
Class C	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	9.72%

Emerging Markets Debt Fund

Class	Name/Address	Percentage of Class
Class C	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	17.54%
Class C	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	33.56%
Class C	Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001-2417.	7.44%
Institutional	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	11.31%
Institutional	State Street Bank and Trust Company, FBO GS Satellite Strategies Portfolio, 2 Avenue de Lafayette Fl. 6 South, Boston, MA 02111-1750.	17.85%
Institutional	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	6.07%
Institutional	Charles Schwab & Co Inc., Special Custody Acct. FBO Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151.	41.38%
Class IR	LPL Financial Corporation, 9785 Towne Centre Drive, San Diego, CA 92121-1968.	35.59%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	60.72%

Local Emerging Markets Debt Fund

Class	Name/Address	Percentage of Class
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	10.52%
Class A	Charles Schwab & Co Inc., Special Custody Acct. FBO Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151.	13.77%
Class A	Ameriprise Financial Services Inc., PO Box 9446, Minneapolis, MN 55440-9446.	17.94%
Class A	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	13.26%
Class A	TD Ameritrade Clearing Inc., FBO its Clients, PO Box 2226, Omaha, NE 68103-2226.	10.11%
Class A	American Enterprise Investment Services, 702 2nd Ave. South, Minneapolis, MN 55402.	7.82%
Class A	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	5.47%
Class C	American Enterprise Investment Services, 702 2nd Ave. South, Minneapolis, MN 55402.	6.51%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	9.66%
Class C	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	22.51%
Class C	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	8.91%
Class C	Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001-2417.	7.08%
Class C	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	9.44%
Class C	Ameriprise Financial Services Inc., PO Box 9446, Minneapolis, MN 55440-9446.	9.57%
Class C	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	10.55%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	71.25%
Institutional	State Street Bank and Trust Company, FBO GS Satellite Strategies Portfolio, 2 Avenue de Lafayette Fl. 6 South, Boston, MA 02111-1750.	9.66%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	53.04%
Class IR	LPL Financial Corporation, 9785 Towne Centre Drive, San Diego, CA 92121-1968.	33.61%
Class IR	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052.	11.66%

Strategic Income Fund

Class	Name/Address	Percentage of Class
Class A	Ameriprise Financial Services Inc., PO Box 9446, Minneapolis, MN 55440-9446.	6.64%
Class A	American Enterprise Investment Services, 702 2nd Ave. South, Minneapolis, MN 55402.	6.49%
Class A	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	11.64%
Class A	Charles Schwab & Co Inc., Special Custody Acct. FBO Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151.	8.43%
Class A	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	41.71%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	7.84%
Class C	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	26.86%
Class C	Citigroup Global Markets Inc., 333 West 34th St. 3rd Floor, New York, NY 10001-2417.	5.50%
Class C	UBS Financial Services, Mutual Fund Omni Account, Attn: Dept Manager, 1000 Harbor Blvd. 5th Fl, Weehawken, NJ 07086-6761.	13.61%
Class C	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	11.13%
Class C	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	13.62%
Institutional	Charles Schwab & Co Inc., Special Custody Acct. FBO Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4151.	9.57%
Institutional	National Financial Services LLC, FBO Customers, 200 Liberty St 1WFC, New York, NY 10281-1003.	9.67%
Institutional	First Clearing LLC, Special Custody Acct FBO Customer, 2801 Market St., Saint Louis, MO 63103-2523.	7.27%
Institutional	Merrill Lynch Pierce Fenner & Smith, FBO its Customers, Attn: Service Team Goldman Sachs Funds, 4800 Deer Lake Dr. East, 3rd Fl., Jacksonville, FL 32246-6484.	5.39%
Institutional	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Fl., Jersey City, NJ 07311.	11.29%
Institutional	Goldman Sachs & Co, FBO Omnibus, c/o Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285.	42.71%
Class R	Goldman Sachs Seed Account, Attn: IMD-INDIA-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071, India.	97.99%
Class IR	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL 33716-1102.	44.97%
Class IR	LPL Financial Corporation, 9785 Towne Centre Drive, San Diego, CA 92121-1968.	50.32%

As of June 29, 2012, the Goldman Sachs Growth and Income Strategy Portfolio (“GIS Fund”) owned 33.71% of the outstanding shares of the Global Income Fund. For so long as this investment represents a greater than 25% interest in the Fund, GIS Fund will be considered a “control person” of the Fund for purposes of the 1940 Act. For so long as GIS Fund is a control person, in the event of a proxy affecting the Fund, the GIS Fund will either mirror vote its shares or seek the advice of an independent proxy voting agent. Redemptions by GIS Fund of its holdings in the Global Income Fund may impact the Fund’s liquidity and NAV, and may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

As of June 29, 2012, the Memorial Hermann Hospital System Operating Funds, 909 Frostwood, Ste. 2100, Houston, TX 77024-2301 (“Memorial”), owned 40.22% of the outstanding shares of the Core Plus Fixed Income Fund. For so long as this investment represents a greater than 25% interest in the Fund, Memorial will be considered a “control person” of the Fund for purposes of the 1940 Act. Memorial’s ownership interest in the Core Plus Fixed Income Fund represents a significant percentage of the voting rights in the Fund. Redemptions by Memorial of its holdings in the Core Plus Fixed Income Fund may impact the Fund’s liquidity and NAV, and may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

As of June 29, 2012, the Goldman Sachs Group Seed Accounts (“GS Seed Accounts”) owned 48.82% of the outstanding shares of the Short Duration Income Fund. For so long as this investment represents a greater than 25% interest in the Fund, GS Seed Accounts will be considered a “control person” of the Fund for purposes of the 1940 Act. For so long as GS Seed Accounts is a control person, in the event of a proxy affecting the Fund, GS Seed Accounts will either mirror vote its shares or seek the advice of an independent proxy voting agent. Redemptions by GS Seed Accounts of its holdings in the Short Duration Income Fund may impact the Fund’s liquidity and NAV, and may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Except as listed above, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

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“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

2-A

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-3” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated “R-4” is speculative. “R-4” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-4” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-tern debt rated “R-5” is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated “R-5” may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

3-A

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

4-A

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).

“CCC” – For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).

“CC” – For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).

“C” – For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).

“RD” – Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

5-A

“B” – Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to

6-A

receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B	Effective: February 2012

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”) which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the override process described in the Policy.

US proxy items:
1.	Operational Items	page 1-B
2.	Board of Directors	page 2-B
3.	Executive and Director Compensation	page 4-B
4.	Proxy Contests and Access	page 7-B
5.	Shareholder Rights and Defenses	page 7-B
6.	Mergers and Corporate Restructurings	page 8-B
7.	State of Incorporation	page 8-B
8.	Capital Structure	page 9-B
9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 9-B

International proxy items:
1.	Operational Items	page 11-B
2.	Board of Directors	page 12-B
3.	Compensation	page 14-B
4.	Board Structure	page 14-B
5.	Capital Structure	page 15-B
6.	Other	page 16-B
7.	Environmental, Climate Change and Social Issues	Page 17-B

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive.

Non-audit fees are excessive if:

•	Non-audit fees exceed audit fees + audit-related fees + tax compliance/preparation fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services taking into account issues that are consistent with Securities and Exchange Commission (“SEC”) rules adopted to fulfill the mandate of Sarbanes Oxley such as an audit firm providing services that would impair its independence or the overall scope and disclosure of fees for all services done by the audit firm.

1-B

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee;

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price; and

•	Whether the auditors are being changed without explanation.

2.	Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities. When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director

•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director

•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director

•	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

2-B

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) when:

•	The inside or affiliated outside director serves on the audit, compensation, or nominating (vote against affiliated directors only for nominating) committees;

•

The company lacks an audit compensation, or nominating (vote against affiliated directors only for nominating) committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

•

The full board is less than majority independent (in this case withhold from affiliated outside directors); at controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent Chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member (s)

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

3-B

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent key committees; or

•	Established, disclosed governance guidelines.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:

•

The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

3.	Executive and Director Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote first:

•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD on compensation committee members

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include the following factors:

4-B

•	The plan is a vehicle for poor pay practices;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval OR does not expressly prohibit the repricing without shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate and Shareholder Value Transfer (SVT) calculations both materially exceed industry group metrics; or

•

There is a long-term disconnect between CEO pay and the company’s total shareholder return in conjunction with the qualitative overlay as outlined in the policy guidelines OR the company has a poor record of compensation practices, which is highlighted either in analysis of the compensation plan or the evaluation of the election of directors.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general two or more of the following in conjunction with a long-term pay-for-performance disconnect will warrant an AGAINST vote. If there is not a long-term pay for performance disconnect GSAM will look for multiple problematic factors to be present to warrant a vote against.

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the Compensation Discussion and Analysis (CD&A) section of a company’s proxy;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of long-term company performance and executive pay trends over time;

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•

Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Other considerations include:

•	Board responsiveness to the majority vote outcome of previous frequency on pay votes

•	Boards responsiveness if company received 70% or less shareholder support in the previous years MSOP vote

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

•	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance

•	Egregious employment contracts

•	Excessive severance and/or change in control provisions

•	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval

•	Excessive Perquisites

The following reasons could warrant a vote AGAINST or WITHHOLD from the members of the Compensation Committee:

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders; or

•	The company has backdated options.

Other Compensation Proposals and Policies

5-B

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing

•	If it is a value-for-value exchange

•	If surrendered stock options are added back to the plan reserve

•	Option vesting

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote for annual frequency.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Stock retention holding period

Vote FOR Shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy allows retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change in control.

6-B

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

4.	Proxy Contests and Access

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Proxy Access

Vote CASE_BY-CASE on shareholder or management proposals asking for open proxy access.

GSAM may support proxy access as an important right for shareholders and as an alternative to costly proxy contests. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:

•

The ownership thresholds, percentage and duration proposed (GSAM will not support if the ownership threshold is less than 3%); The maximum proportion of directors that shareholders may nominate each year (GSAM will not support if the proportion of directors is greater than 25%);

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives

7-B

shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally Vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

8-B

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

•	Past Board performance;

•	The company’s use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board’s governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company’s need for shares and total shareholder returns; and

•	Risks to shareholders of not approving the request.

9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include: Reports asking for details on 1) labor and safety policies, 2) impact on the environment of the company’s oil sands or fracturing operations or 3) water-related risks

When evaluating social and environmental shareholder proposals the following factors should be considered:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

9-B

•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets; and

GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association or lobbying spending.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report or implementation of a policy on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

10-B

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•

The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

11-B

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards. or

•	There are reservations about:

•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the Board

•	Overboarded directors

•	Composition of committees

•	Director independence

•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities;

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

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Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered;

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

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•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	2/3 independent board, or majority in countries where employee representation is common practice;

•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

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5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

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Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

In markets where it is normal practice not to provide a repurchase limit, the proposal will be evaluated based on the company’s historical practice. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	Duration of no more than 5 years.

In addition, vote AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.	Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

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•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into inappropriately risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or not benefit.

7.	Environmental, climate change and social issues

Please refer to page 9-B for our current approach to these important topics.

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APPENDIX C

STATEMENT OF INTENTION

(applicable only to Class A Shares)

If a shareholder anticipates purchasing within a 13-month period Class A Shares of the Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $100,000 or more ($500,000 in the case of Enhanced Income, High Quality Floating Rate, Short Duration Government, Short Duration Tax-Free and Short Duration Income Funds), the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.

To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

Escrow Agreement

Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

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